Exhibit 10.1

CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

CONFIDENTIAL

EXECUTION VERSION

COLLABORATION AND LICENSE AGREEMENT BETWEEN

POSEIDA THERAPEUTICS, INC. AND

F. HOFFMANN-LA ROCHE LTD AND HOFFMANN-LA ROCHE INC. AS OF JULY 30, 2022

CONFIDENTIAL EXECUTION VERSION

i

CONFIDENTIAL EXECUTION VERSION

EXHIBITS

Exhibit 1.18	Authorized Subcontractors
Exhibit 1.29	Cas-CLOVER Gene Editing IP
Exhibit 1.82	ED-Go Candidate Success Criteria
Exhibit 1.83	Ed-Go Data Package
Exhibit 1.88	Excluded Third Party In-License Agreements
Exhibit 1.138-1	Manufacturing Feasibility Criteria for the P-BCMA-ALLO1 Tier 1 Program
Exhibit 1.138-2	Manufacturing Feasibility Criteria for the P-CD19/CD20-ALLO1 Tier 1 Program
Exhibit 1.166-1	Phase I DE+ Data Package for a Tier 1 Program
Exhibit 1.166-2	Phase I DE+ Data Package for a Tier 2 Program
Exhibit 1.224	Technology Transfer Plan
Exhibit 1.253	Tscm-Enabling IP
Exhibit 3.1.2-1	Tier 1 Development Plan for P-BCMA-ALLO1 Tier 1 Program
Exhibit 3.1.2-2	Tier 1 Development Plan for P-CD19/CD20-ALLO1 Tier 1 Program
Exhibit 3.4.1	Initial Collaboration Research Plan
Exhibit 6.6.1(a)	Study Plan
Exhibit 6.10.1	[***]
Exhibit 8.9.2(a)	Preferred Manufacturers
Exhibit 11.1	Press Release
Exhibit 13.2.4	Encumbrances

[***] = Certain Confidential Information Omitted

i

CONFIDENTIAL EXECUTION VERSION

COLLABORATION AND LICENSE AGREEMENT

THIS COLLABORATION AND LICENSE AGREEMENT (“Agreement”) is made and entered into, as of July 30, 2022 (“Execution Date”), between Poseida Therapeutics, Inc., a Delaware corporation, having its principal place of business at 9390 Towne Centre Dr. #200, San Diego, CA 92121, United States of America (“Poseida”), on the one hand, and F. Hoffmann-La Roche Ltd, having its principal place of business at Grenzacherstrasse 124, CH 4070 Basel, Switzerland (“FHLR”) and Hoffmann-La Roche Inc., having its principal place of business at 150 Clove Rd., Suite 8, Little Falls, NJ 07424, United States of America (“HLR”; FHLR and HLR together referred to as “Roche”), on the other hand. Poseida and Roche are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

Background

WHEREAS, Poseida is a biotechnology company that researches and develops allogeneic CAR T-cell therapeutic products and has expertise in gene delivery and gene editing technologies.

WHEREAS, Roche is a biopharmaceutical company that is engaged in the research, development, manufacture and sale of pharmaceutical products.

WHEREAS, Poseida desires to grant to Roche an exclusive license to certain allogeneic CAR T- cell therapeutic products and an option to exclusively license certain other allogeneic CAR T-cell therapeutic products, which Roche would develop and commercialize.

WHEREAS, Poseida and Roche desire to collaborate in the research of improvements to CAR T- cell therapy and the research of novel allogeneic CAR T-cell therapeutic products, which Roche would develop and commercialize.

WHEREAS, Poseida desires to grant to Roche a non-exclusive license and sublicense to certain technologies for Roche to use and incorporate in the research, development, and commercialization of TCR-expressing cell therapeutic products.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Roche and Poseida agree as follows:

ARTICLE 1

Definitions

Capitalized terms used in this Agreement, whether used in the singular or plural, shall have the meanings set forth below, unless otherwise specifically indicated herein.

1.1“Accounting Standards” means the maintenance of records and books of accounts in accordance with either International Financial Reporting Standards or US Generally Accepted Accounting Principles, in each case as currently used at the applicable time by, and as consistently applied by, the applicable Party or its Affiliate or Sublicensee.

CONFIDENTIAL EXECUTION VERSION

1.2	“Acquirer” is defined in Section 6.11.

1.3	“Acquisition Affiliate” is defined in Section 7.2.2.

1.4“Active Program” means, with respect to a Target, a research or preclinical or clinical development program Directed To such Target, including such program that is conducted by Poseida or its Affiliates outside of this Agreement, with respect to which (a) (i) [***]; and (ii) Poseida, together with its Affiliates, spent at least [***] on such program, during the preceding [***].

1.5	“Additional Collaboration Research Fee” is defined in Section 8.4.1.

1.6	“Additional Collaboration Research Plan” is defined in Section 3.4.2.

1.7	“Additional Collaboration Research Program” is defined in Section 3.4.2.

1.8	“Additional Collaboration Research Project” is defined in Section 3.4.2.

1.9	“Additional Collaboration Research Term” is defined in Section 3.4.2.

1.10	[***].

1.11“Additional Existing Programs” means each of (a) Poseida’s program for the research and development of an Allo CAR T-Cell Therapy [***] for the treatment of Heme Malignancies including [***], and (b) Poseida’s program for the research and development of an Allo CAR T- Cell [***] for the treatment of Heme Malignancies, including [***].

1.12“Affiliate” means any entity that, directly or indirectly (through one or more intermediaries) controls, is controlled by, or is under common control with a Party, at any point in time and for so long as such control exists. For purposes of the preceding sentence, “controls”, “controlled”, and “control” means (i) the direct or indirect ownership of more than fifty percent (>50%) of the voting stock or other voting interests or interest in the profits of the Party, or (ii) the ability to otherwise control or direct the decisions of the board of directors or equivalent governing body thereof. [***]

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

[***].

1.13	“Alliance Manager” is defined in Section 2.7.

1.14	“Allo CAR T-Cell Therapy” means [***].

1.15	“Allogeneic Licensed Product” means [***].

1.16“Annual Net Sales” means, with respect to a Therapeutic Product or Licensed Product, as applicable, all Net Sales of such Therapeutic Product or Licensed Product, as applicable, during a Calendar Year.

1.17“Antigen Binder” means, with respect to a CAR or CAR Cell, the antigen recognition domains of any and all proteins, protein fragments, or peptides (including full-length antibodies, heavy chain-only antibodies (including VH or VHH), nanobodies, antigen-binding fragments (Fabs), and single-chain variable domain fragments (scFvs)) included in such CAR or expressed by such CAR Cell that bind, or contribute to the binding, to a Target.

1.18“Authorized Subcontractors” means, [***], the Poseida subcontractors (a) [***] or (b) [***].

1.19	“Autologous Licensed Product” means [***].

1.20	“Available Target” means [***].

1.21	“[***]” is defined in Section 3.4.4(a).

1.22“Biosimilar Product” means, with respect to a Therapeutic Product in a country or jurisdiction worldwide, [***]

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

[***].

1.23	“Board of Directors” is defined in Section 1.33(a).

1.24“Business Day” means any day, other than a Saturday, Sunday or day on which commercial banks located in Switzerland or San Diego, California (US) are authorized or required by law to be closed.

1.25“Calendar Quarter” means each successive period of three (3) calendar months commencing on January 1, April 1, July 1 or October 1, except that the first Calendar Quarter of the Term shall commence on the Effective Date and end on the day immediately prior to the first to occur of January 1, April 1, July 1 or October 1 after the Effective Date, and the last Calendar Quarter of the Term shall end on the last day of the Term.

1.26“Calendar Year” means each successive period of twelve (12) calendar months commencing on January 1 and ending on December 31, except that the first Calendar Year of the Term shall commence on the Effective Date and end on December 31 of the year in which the Effective Date occurs and the last Calendar Year of the Term shall commence on January 1 of the year in which the Term ends and end on the last day of the Term.

1.27	“CAR” means a chimeric antigen receptor.

1.28“CAR Cell” means a T-cell expressing a construct encoding the nucleotide sequence of at least one (1) CAR that includes an extracellular domain (including an Antigen Binder), a transmembrane domain, and a cytosolic signaling domain.

1.29“Cas-CLOVER Gene Editing IP” means (a) all Know-How comprising Cas-CLOVER Gene Editing Technology and (b) all Patents claiming any such Know-How or otherwise Covering any Cas-CLOVER Gene Editing Technology, in each case (a) and (b), Controlled by Poseida or its Affiliates as of the Execution Date or at any time thereafter until the end of the Term. The Patents in clause (b) existing as of the Execution Date are listed on Exhibit 1.29.

1.30	“Cas-CLOVER Gene Editing Technology” means [***].

1.31“Cell Therapy” means a pharmaceutical product comprising living cells that are administered to a patient and intended to treat, cure, or prevent a disease or condition.

1.32	“Challenge” is defined in Section 12.10.1.

1.33“Change in Control” with respect to Poseida, shall be deemed to have occurred if any of the following occurs after the Effective Date:

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

(a)any “person” or “group” (as such terms are defined below) (i) becomes the “beneficial owner” (as defined below), directly or indirectly, of shares of capital stock or other interests (including partnership interests) then-outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of the directors, managers or similar supervisory positions (“Voting Stock”) of Poseida representing more than fifty percent (>50%) of the total voting power of all outstanding classes of Voting Stock of Poseida or (ii) acquires the power, directly or indirectly, to elect a majority of the members of the board of directors or similar governing body (“Board of Directors”) of Poseida; or

(b)Poseida enters into a merger, consolidation or similar transaction with a Third Party (whether or not Poseida is the surviving entity) and as a result of such merger, consolidation or similar transaction (i) the members of the Board of Directors of Poseida immediately prior to such transaction constitute less than a majority of the members of the Board of Directors of such surviving entity immediately following such transaction or (ii) the individuals or entities that beneficially owned, directly or indirectly, the shares of Voting Stock of Poseida immediately prior to such transaction cease to beneficially own, directly or indirectly, shares of Voting Stock of Poseida representing at least a majority of the total voting power of all outstanding classes of Voting Stock of the surviving entity; or

(c)Poseida sells or transfers to any Third Party, in one or more related transactions, properties or assets representing all or substantially all of Poseida’s assets to which this Agreement relates.

For the purpose of this Section 1.33, (x) “person” and “group” have the meanings given such terms under Section 13(d) and 14(d) of the United States Securities Exchange Act of 1934, and the term “group” includes any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the said Act; (y) a “beneficial owner” shall be determined in accordance with Rule 13d-3 under the aforesaid Act; and (z) the terms “beneficially owned” and “beneficially own” shall have meanings correlative to that of “beneficial owner.” Notwithstanding the foregoing, (A) a transaction solely to change the domicile of Poseida; or (B) any merger or consolidation between Poseida and one or more Affiliates shall not constitute a Change in Control.

1.34“CICC” or “Chain of Identity and Chain of Control” means a process for the capture of data related to who handled the collection of a donor’s cells or the resulting Cell Therapy, what actions were performed, and the location, data and time of the actions from the start of cell collection through product administration and post-treatment monitoring, including the association of a donor’s unique identifiers to their cells and the resulting Cell Therapy during the same.

1.35	“CMO” means a Third Party contract manufacturing organization.

1.36	[***]

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

[***].

1.37“Collaboration Candidate” means, with respect to a Collaboration Program, either the Lead Collaboration Candidate or [***] for such Collaboration Program.

1.38	“Collaboration Improvements” is defined in Section 3.4.1.

1.39“Collaboration IP” means all Program Inventions and Patents claiming such Program Inventions, other than Product IP, Roche Technology Improvements, and Poseida Technology Improvements.

1.40	“Collaboration Product” means, with respect to a Collaboration Program, [***].

1.41“Collaboration Program” means each of the research and development programs conducted under this Agreement (whether solely by Roche or jointly by the Parties) with respect to an Allo CAR T-Cell Therapy Directed To a Collaboration Target(s) (which in the case of CD19 shall be Directed To both CD19 and another Collaboration Target) but not Directed To any additional Target, including the Collaboration Research Program, and if elected by Roche pursuant to Section 3.4.6(a), the Early Development Collaboration Program with respect to such Collaboration Research Program.

1.42“Collaboration Research Data Package” means a set of data, results, documents, records, and reports for each scientific hypothesis or therapeutic concept being investigated by the Parties under the Initial Collaboration Research Plan or the Additional Collaboration Research Plan, as applicable, that meets the content requirements for such set of data, results, documents, records and reports as set forth in the Initial Collaboration Research Plan or the Additional Collaboration Research Plan, as applicable, [***]; provided that any such data within the Collaboration Research Data Package that relates to patients or other clinical trial participants shall be in de-identified form in accordance with Section 10.9 of this Agreement.

1.43	“Collaboration Research Plan” is defined in Section 3.4.4(a).

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

1.44	“Collaboration Research Program” is defined in Section 3.4.3.

1.45	“Collaboration Research Program Designation” is defined in Section 3.4.3.

1.46	“Collaboration Research Program Designation Fee” is defined in Section 8.4.2.

1.47“Collaboration Research Term” means, with respect to a Collaboration Research Program, the period of time from the JRT’s approval of the applicable Collaboration Research Plan until the earliest of (a) [***], (b) [***], or (c) [***] from such JRT approval of the applicable Collaboration Research Plan, as may be extended pursuant to Section 3.4.5(a).

1.48	“Collaboration Research Project” is defined in Section 3.4.1.

1.49	“Collaboration Target” is defined in Section 3.4.3.

1.50	“Commercial License” is defined in Section 6.6.4(b).

1.51	“Commercial License Fee” is defined in Section 8.5.2.

1.52	“Commercial License Option” is defined in Section 6.6.4(a).

1.53	“Commercial License Option Exercise” is defined in Section 6.6.4(a).

1.54	“Commercially Reasonable Efforts” means [***].

1.55	“Competing Program” is defined in Section 7.2.2.

1.56	“Competitive Product” means, [***]

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

[***].

1.57“Completion” means, with regard to a Phase I DE+, the delivery of the final study report for the Phase I DE+ to Roche.

1.58“Compulsory Sublicense” means a license or sublicense granted to a Third Party, through the order, decree or grant of a governmental authority having competent jurisdiction, authorizing such Third Party to make, use, sell, offer for sale, import or export a Therapeutic Product or Licensed Product in a country or countries.

1.59“Compulsory Sublicensee” means a Third Party that was granted a Compulsory Sublicense.

1.60	“Confidential Information” is defined in Section 10.1.

1.61“Control” or “Controlled by” means, with respect to any Patents, Know-How or other intellectual property rights, the rightful possession (whether through ownership, license, or otherwise, other than by operations of the licenses granted herein) by a Party, as of the Execution Date or during the Term, of the ability to grant the other Party a license, sublicense or other right to exploit any item or right under such Patents, Know-How or other intellectual property rights, as provided herein, without violating the terms of any agreement with any Third Party; [***].

1.62“Cover” (including variations such as “Covered”, “Covering” and the like), means, with respect to a Valid Claim in a country and in reference to a particular Therapeutic Product or Licensed Product, as applicable, (whether alone or in combination with one or more other ingredients) that the use, manufacture, sale, offer for sale or import, as applicable, of such Therapeutic Product or Licensed Product in such country would, but for ownership thereof or a license granted in this Agreement thereunder, infringe such Valid Product Claim in such country [***] or if such Valid Claim is a claim in a pending application for a Patent, would infringe such claim if it were issued.

1.63“CPA Firm” means an independent, certified and internationally recognized public accounting firm selected by the auditing Party and reasonably acceptable to the Party to be audited.

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

1.64“Data Room” means, with respect to an Additional Existing Program, a virtual or physical due diligence data room containing all material data and information, including relevant Patents, relevant Third Party agreements, pre-clinical, clinical, and CMC data, and regulatory correspondence, for such Additional Existing Program to the extent Controlled by Poseida and reasonable and customary for the purpose of due diligence.

1.65	“Designated Licensed Target” is defined in Section 6.6.4(c).

1.66	“Diagnostics IP” means [***].

1.67“Directed To” means, with respect to a Target and a Cell Therapy, that a CAR or T-cell receptor of such Cell Therapy binds directly to such Target, and such binding causes or is intended to cause pharmacologically relevant activity. When required grammatically, the defined term “Directed To” may be separated and will have the same meaning set forth above; e.g., when discussing Targets To which a product is Directed.

1.68	“Disclosing Party” is defined in Section 10.1.

1.69	“Disposition Transaction” is defined in Section 8.10.

1.70	“Dispute” is defined in Section 16.1.

1.71	“Divestiture” is defined in Section 7.2.2(b).

1.72	“FTC” is defined in Section 15.1.

1.73“Donor Selection IP” means (a) all Know-How comprising the Donor Selection Technology and (b) all Patents claiming any such Know-How, in each case (a) and (b), Controlled by Poseida or its Affiliates as of the Execution Date or at any time thereafter until the end of the Term.

1.74	“Donor Selection Technology” means [***].

1.75	[***].

1.76“Early Development Candidate Success Criteria” means, with respect to an Early Development Collaboration Program, the criteria for identifying a Lead Collaboration Candidate and [***].

1.77	“Early Development Collaboration Expenses” is defined in Section 8.4.3.

1.78	“Early Development Collaboration Plan” is defined in Section 3.4.6(a).

1.79	“Early Development Collaboration Program” is defined in Section 3.4.4(b).

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

1.80“Early Development Collaboration Term” means, with respect to an Early Development Collaboration Program, the period of time from the JDT’s approval of the applicable Early Development Collaboration Plan until the earliest of (a) [***], (b) [***], or (c) [***] from such JDT approval of the applicable Early Development Collaboration Plan, as may be extended pursuant to Section 3.4.7(a).

1.81	[***].

1.82“ED-Go Candidate Success Criteria” means, for a Collaboration Research Program, the criteria for identifying a Lead Collaboration Candidate [***] that are suitable for [***], as set forth in the applicable Collaboration Research Plan and consistent with the general criteria in Exhibit 1.82.

1.83“ED-Go Data Package” means, with respect to a Tier 2 Program or Collaboration Program, the complete set of data, results, documents, records, and reports listed in Exhibit 1.83 (as may be amended by the JRT) to enable evaluation of a Lead Collaboration Candidate and, if applicable, [***] against the relevant ED-Go Candidate Success Criteria, provided that any such data within the ED-Go Data Package that relates to patients or other clinical trial participants shall be in de-identified form in accordance with Section 10.9 of this Agreement.

1.84	“ED-Go Decision” is defined in Section 3.4.4(b).

1.85“Effective Date” means the first (1st) Business Day immediately following the HSR Clearance Date. Upon the request of either Party, the Parties shall memorialize the Effective Date, as defined in the immediately preceding sentence, in a written document for their records.

1.86“Exchange” means a securities exchange or other stock market on which a Party’s securities are traded.

1.87“Excluded Target” means any Target (a) [***] or (b) [***], in each case of (a) and (b), at the time of receipt of Roche’s applicable Nomination of such Target.

1.88“Excluded Third Party In-License Agreements” means those agreements set forth on Exhibit 1.88.

1.89“Existing Third Party Agreement Payments” means the payments owed pursuant to the Third Party In-License Agreements existing as of the Execution Date as set forth on Exhibit 6.10.1.

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

1.90“FDA” means the United States Food and Drug Administration, or any successor entity thereto performing similar functions.

1.91	“Field” means any and all uses.

1.92	“First Commercial Sale” means [***].

1.93	“FTC” is defined in Section 15.1.

1.94“FTE” means full-time equivalent employee (i.e., one (1) fully-committed or multiple partially-committed employees aggregating to one (1) full-time employee) by Poseida (or any of its Affiliates) and assigned to perform specific work, with such commitment of time and effort to constitute one (1) employee performing such work on a full-time basis, which for purposes hereof will be [***] hours per Calendar Year.

1.95“FTE Costs” means all costs and expenses for the employee providing the applicable services, which shall be calculated at the FTE Rate [***].

1.96“FTE Rate” means, with respect to an FTE, a rate of [***] per FTE per Calendar Year (to be pro-rated on an hourly basis) and is subject to [***].

1.97	“Full Licensed Technologies Transfer” is defined in Section 6.6.2(c).

1.98	“German WHT Requirement” is defined in Section 9.9.

1.99	“Heme Malignancy” means a hematologic cancer [***]

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

[***].

1.100“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended from time to time.

1.101“HSR Clearance Date” means the expiration or termination of (a) all applicable waiting periods and requests for information (and any extensions thereof) under the HSR Act and (b) any agreements with the FTC or the DOJ not to consummate the transactions contemplated by this Agreement; provided, however, that if Roche receives a letter from the FTC before the Effective Date stating that the FTC has not finished its HSR investigation, then Roche may, at its option, by written notice to Poseida, delay the Effective Date up to thirty (30) days from the expiration of the thirty (30)-day statutory waiting period under the HSR Act (not from the date of receipt of such FTC letter).

1.102“HSR Filing” means filings by the Parties with the US Federal Trade Commission and the Antitrust Division of the US Department of Justice of a Notification and Report Form with respect to the matters set forth in this Agreement, together with all required documentary attachments thereto.

1.103“IND” means an investigational new drug application filed with the FDA pursuant to 21 C.F.R. §312 before the commencement of clinical trials of a product, or any comparable filing with any relevant Regulatory Authority in any other jurisdiction.

1.104	“Indemnitee” is defined in Section 14.3.

1.105	“Indemnitor” is defined in Section 14.3.

1.106“Indication” means a specific disease, disorder or condition that is recognized by the applicable Regulatory Authority in a given country or jurisdiction as a disease, disorder or condition. All variants of a single disease, disorder or condition (whether classified by severity or otherwise), regardless of the patient population, shall be treated as the same Indication. By way of example, (a) the treatment of a disease, disorder or condition in a particular patient population and the treatment of the same disease, disorder or condition in another population (e.g., adult population and pediatric population) shall be treated as the same Indication and (b) label expansions for a given Indication (e.g., front-line, second line, third line, metastatic, adjuvant, etc.) shall be treated as the same Indication.

1.107	“Indirect Tax” is defined in Section 9.10.

1.108“Information Security Incident” means, with respect to Confidential Information, any unauthorized use, unauthorized disclosure, corruption (including ransomware attack) or loss or other misuse of, or unauthorized access to, such Confidential Information. Information Security Incidents do not include unsuccessful attempts or activities that do not compromise the security of Confidential Information, including unsuccessful log-in attempts, pings, port scans, denial of service attacks, or other network attacks on firewalls or networked systems.

1.109	“Infringement” is defined in Section 12.10.1.

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

1.110	“Initial Collaboration Research Plan” is defined in Section 3.4.1

1.111	“Initial Collaboration Research Program” is defined in Section 3.4.1.

1.112	“Initial Collaboration Research Term” is defined in Section 3.4.1.

1.113	“Initial Licensed Technologies Transfer” is defined in Section 6.6.1(b).

1.114	“Initial Research License Term” is defined in Section 6.6.1(a)

1.115“Initiation” means, with respect to a clinical trial, the first dosing of the first human subject in such clinical trial.

1.116	“iPSC-Derived Licensed Product” means [***], in either case, (a) [***], and (b) [***].

1.117	“JDT” is defined in Section 2.2.1.

1.118	“JDT Co-Chair” is defined in Section 2.2.1.

1.119	“JMT” is defined in Section 2.3.1.

1.120	“JMT Co-Chair” is defined in Section 2.3.1.

1.121	“Joint IP” is defined in Section 12.2.

1.122	“Joint Patent” means a Patent within the Joint IP.

1.123	“JRT” is defined in Section 2.1.1.

1.124	“JRT Co-Chair” is defined in Section 2.1.1.

1.125	“JSC” is defined in Section 2.4.1.

1.126	“JSC Co-Chair” is defined in Section 2.4.1.

1.127“Know-How” means all non-public information, inventions (whether or not patentable), improvements, practices, formula, trade secrets, techniques, methods, procedures, knowledge, results, data (including pharmacological, toxicological, pharmacokinetic, pre-clinical and clinical information and test data, related reports, structure-activity relationship data, statistical analysis, and analytical and quality control data), protocols, processes, models, designs, and other information regarding discovery, development, marketing, pricing, distribution, cost, sales and manufacturing. Know-How shall not include any Patents.

1.128	“Launch Quarter” is defined in Section 8.9.3.

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

1.129	“Lead Collaboration Candidate” is defined in Section 3.4.4.

1.130“Licensed Product” means an Off-The-Shelf TCR-Expressing Cell Therapy Directed To a Designated Licensed Target but not Directed To any additional Target or a Personalized TCR- Expressing Cell Therapy. For clarity, a Licensed Product shall exclude a Tier 1 Product, Tier 2 Candidate, Optioned Tier 2 Product and Collaboration Product.

1.131“Licensed Target” means a solid tumor Target designated in accordance with Section 6.6.2(d).

1.132	“Licensed Technologies” is defined in Section 6.6.1.

1.133	“Licensed Technologies Know-How” is defined in Section 6.6.2(c).

1.134	“Loss” or “Losses” is defined in Section 14.1.

1.135“Major European Country” means France, Germany, Italy, Spain or the United Kingdom.

1.136“Manufacture” and “Manufacturing” means all activities related to the production, manufacture, processing, filling, finishing, packaging, labeling, shipping, and holding of any Tier 1 Product, Tier 2 Candidate, Collaboration Product, or Licensed Product or any intermediate thereof, beginning with the selection of donors and ending with delivery of the applicable Tier 1 Product, Tier 2 Candidate, Collaboration Product, or Licensed Product (as applicable) to a patient’s treating physician or treatment center, including process development, formulation, process qualification and validation, scale-up, pre-clinical, clinical and commercial manufacture and analytic development, product characterization, stability testing, quality assurance, quality control, and establishment of CICC.

1.137“Manufacturing Costs” means, with respect to a Therapeutic Product Manufactured and supplied by Poseida to Roche for development or clinical use:

(a)When Poseida or its Affiliate Manufactures such Therapeutic Product directly, the sum of (i) and (ii) below:

(i)	[***]

(ii)	[***].

All Manufacturing Costs in subsection (a) will be determined according to and consistent with Poseida’s Accounting Standards in the manner consistently applied to all products manufactured by Poseida.

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

(b)	When Poseida uses a CMO to Manufacture such Therapeutic Product,

[***].

1.138“Manufacturing Feasibility Criteria” means (a) for Poseida’s P-BCMA-ALLO1 Tier 1 Program, the set of criteria for the Manufacturing Process for such Tier 1 Program attached hereto as Exhibit 1.138-1, and (b) for Poseida’s P-CD19/CD20-ALLO1 Tier 1 Program, the set of criteria for the Manufacturing Process for such Tier 1 Program attached hereto as Exhibit 1.138-2, in each case as such criteria may be amended by unanimous agreement of the JMT.

1.139	[***] is defined in Section 8.2.2.

1.140	“Manufacturing Process” means [***].

1.141“Manufacturing Transition Initiation Date” means, (a) with respect to a Tier 1 Program, the date that is the earliest of (i) [***], (ii) [***] or (iii) [***]; (b) with respect to an Optioned Tier 2 Program, the Program Transition Initiation Date; and (c) with respect to a Collaboration Program, the Program Transition Initiation Date.

1.142“Marketing Authorization” means with respect to a Therapeutic Product or Licensed Product, final Regulatory Approval (including pricing approval, where required) required to sell such Therapeutic Product or Licensed Product, as applicable, for an Indication in accordance with the applicable law of a given country.

1.143“Materials” means any chemical or biological substances including any: (i) organic or inorganic chemical or compound; (ii) gene; (iii) vector or construct, whether plasmid, phage, virus or any other type; (iv) host organism, including bacteria and eukaryotic cells; (v) eukaryotic or prokaryotic cell line or expression system; (vi) protein, including any peptide or amino acid sequence, enzyme, antibody or protein conferring targeting properties and any fragment of a protein or peptide or enzyme; (vii) genetic material, including any genetic control element (e.g., promoters); (viii) virus; or (ix) assay or reagent.

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

1.144“Minimum Active Dose” means, with respect to a Phase I DE+, the lowest dose of a Therapeutic Product that a patient receives in such Phase I DE+ [***].

1.145	[***].

1.146“Net Sales” means, with respect to a given Therapeutic Product or Licensed Product in a given period on or after the First Commercial Sale in a country, [***].

1.146.1	Sale of Therapeutic Product or Licensed Product by Roche and Affiliates.

[***].

1.146.2	Sale of Therapeutic Product or Licensed Product by Sublicensee. [***].

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

1.146.3Sale of Therapeutic Product or Licensed Product by a Compulsory Sublicensee. [***].

1.146.4	Therapeutic Products or Licensed Product Sold in Combination.

[***].

1.147	“Nomination” is defined in Section 6.6.2(d).

1.148	“Off-The-Shelf TCR-Expressing Cell Therapy” means [***].

1.149	“Option” is defined in Section 3.2.1.

1.150	“Option Exercise Fee” is defined in Section 8.3.1.

1.151	“Option Exercise Period” is defined in Section 3.2.1.

1.152	“Option Maintenance Election” is defined in Section 3.2.2.

1.153	“Option Maintenance Fee” is defined in Section 8.3.2.

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

1.154“Optioned Tier 2 Product” means, with respect to an Optioned Tier 2 Program, (a) a Tier 2 Candidate within such Optioned Tier 2 Program, and (b) any Allo CAR T-Cell Therapy, other than a Collaboration Product, (i) that is Directed To [***], (ii) [***] and (iii) [***].

1.155“Optioned Tier 2 Program” means a Tier 2 Program for which Roche has timely exercised its Option pursuant to Section 3.2.1 or 3.2.2.

1.156“Out-of-Pocket Costs” means costs and expenses paid to Third Parties (or payable to Third Parties and accrued in accordance with Accounting Standards) by either Party or its Affiliates or Sublicensees in connection with activities under this Agreement without markup, excluding FTE Costs.

1.157	“P-BCMA-ALLO1 Tier 1 Program” is defined in Section 1.245.

1.158	“P-BCMA/CD19-ALLO1 Tier 2 Program” is defined in Section 1.248.

1.159	“P-CD19/CD20-ALLO1 Tier 1 Program” is defined in Section 1.245.

1.160	“P-CD70-ALLO1 Tier 2 Program” is defined in Section 1.248.

1.161“Patent” means any and all patent or patent application or any patents issuing therefrom or claiming priority thereto, worldwide, together with any extensions (including patent term extensions and supplementary protection certificates) and renewals thereof, reissues, re- examinations, substitutions, confirmation patents, registration patents, invention certificates, patents of addition, renewals, divisionals, continuations, and continuations-in-part of any of the foregoing.

1.162	“Personal Data” is defined in Section 10.9.

1.163	“Personalized TCR-Expressing Cell Therapy” means [***].

1.164“Phase I Clinical Trial” means a human clinical trial, the principal purpose of which is preliminary determination of safety and pharmacokinetics of a Therapeutic Product as described in 21 C.F.R. §312.21, or similar clinical study in a country other than the US.

1.165“Phase I DE+” means the portion of a Phase I Clinical Trial in which (a) increasing doses of a Therapeutic Product are administered for the purpose of identifying a recommended dose for a Phase II Clinical Trial of such Therapeutic Product and (b) a minimum of [***]

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

[***] are dosed with such Therapeutic Product at the Minimum Active Dose or higher dose as set forth in the applicable protocol.

1.166“Phase I DE+ Data Package” means, with respect to a Tier 1 Program, a Tier 2 Program for which Roche has made an Option Maintenance Election, or an Early Development Collaboration Program, the complete set of data, results, documents, records, and reports (to be drafted and as may be amended by the JDT), [***] is dosed with the Minimum Active Dose or higher dose in the applicable Phase I DE+, provided that any such data within the Phase I DE+ Data Package that relates to patients or other clinical trial participants shall be in de-identified form in accordance with Section 10.9 of this Agreement. The Phase I DE+ Data Package list for the P- BCMA-ALLO1 Tier 1 Program is attached hereto as Exhibit 1.166-1. The Phase I DE+ Data Package list for the P-CD19/CD20-ALLO1 Tier 1 Program is attached hereto as Exhibit 1.166-2.

1.167“Phase II Clinical Trial” means a human clinical trial, for which the primary endpoints include a determination of dose ranges or a preliminary determination of efficacy of a product in patients being studied as described in 21 C.F.R. §312.21, or similar clinical study in a country other than the US. For the avoidance of doubt, any Phase I DE+ activities within a Tier 1 Program, Tier 2 Program, or Collaboration Program shall not be considered a Phase II Clinical Trial.

1.168“Phase III Clinical Trial” means a controlled human clinical trial, the principal purpose of which is to demonstrate clinically and statistically the efficacy and safety of a product for one or more Indications in order to obtain Marketing Authorization of such product for such Indication(s), as further defined in 21 C.F.R. §312.21 or a similar clinical study in a country other than the US.

1.169“Poseida Background IP” means all (a) Know-How Controlled by Poseida or its Affiliates at the Execution Date or during the Term and (b) Patents claiming such Know-How. [***].

1.170	“Poseida Indemnitees” is defined in Section 14.2.

1.171	“Poseida Prosecuted Patents” is defined in Section 12.4.1.

1.172	“Poseida Technology Improvement” means [***]

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

[***].

1.173	“Poseida Technology Product” means [***].

1.174	[***].

1.175	“Prior NDA” is defined in Section 10.6.

1.176“Process Development IP” means (a) any Know-How (including any composition of matter, article of manufacture, method of use, or other subject matter), whether patentable or not, that is discovered or conceived by or on behalf of one or both Parties or their Affiliates solely or jointly with others, in the course of conducting activities pursuant to each Tier 1 Process Development Plan during the applicable Tier 1 Process Development Term, [***] and (b) any Patents claiming such Know-How.

1.177	“Product IP” means, with respect to a particular Therapeutic Product, a Program Invention

(a) [***] or (b) [***], and (c) any Patent specifically claiming any of the foregoing in (a) or (b) and does not claim any other subject matter within Poseida Background IP.

1.178“Product Trademarks” means the Trademarks to be used for the commercialization of Therapeutic Products or Licensed Products worldwide and any registrations thereof or any pending applications relating thereto worldwide (excluding, in any event, any Trademarks, service marks, names or logos that include any corporate name or logo of either Party or its Affiliate or Sublicensee).

1.179	“Product-Specific Patent” means [***].

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

1.180“Program Invention” means any Know-How (including any composition of matter, article of manufacture, method of use, or other subject matter), whether patentable or not, that is discovered or conceived by or on behalf of one or both Parties or their Affiliates solely or jointly with others, [***].

1.181	“Program Transition” is defined in Section 4.1.

1.182“Program Transition Initiation Date” is defined (a) with respect to a Tier 1 Program, in Section 3.1.2, (b) with respect to a Tier 2 Program, in Section 3.2.1 or 3.2.3, as applicable, and (c) with respect to a Collaboration Program, in Section 3.4.4(b), 3.4.5(c), 3.4.6(b) or 3.4.7(c), as applicable.

1.183	“Proposed Target” is defined in Section 6.6.2(d).

1.184“Prosecution and Maintenance” or “Prosecute and Maintain,” with respect to a given Patent, means all activities associated with the preparation, filing, prosecution, and maintenance of such Patent, as well as supplemental examinations, re-examinations, reissues, applications for patent term extensions, calculation and applications for patent term adjustments, supplementary protection certificates, and the like with respect to such Patent. For clarity, Prosecute and Maintain shall not include any such actions with respect to a Patent brought by a Third Party, including any reexaminations, inter partes reviews, and post grant reviews, as well as interferences and derivation proceedings, oppositions and other similar proceedings brought by a Third Party with respect to such Patent.

1.185	“R&D License” is defined in Section 6.6.2(b).

1.186	“R&D License Fee” is defined in Section 8.5.1.

1.187	“R&D License Option” is defined in Section 6.6.2(a).

1.188	“R&D License Term” is defined in Section 6.6.2(b).

1.189	“Receiving Party” is defined in Section 10.1.

1.190	“Register” is defined in Section 12.5.

1.191“Regulatory Approval” means, with respect to a Therapeutic Product or Licensed Product, as applicable, in a country or jurisdiction, any and all approvals (including INDs and Biologics License Applications and any supplements thereto), licenses, registrations, or authorizations of any Regulatory Authority necessary to Manufacture, use, store, import, transport, commercially distribute, sell, or market such Therapeutic Product or Licensed Product, as applicable in such country, including, where applicable, (a) pricing or reimbursement approval in

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

suchcountry,(b) post-approvalmarketingauthorizations(includinganyprerequisite Manufacturing approval or authorization related thereto), and (c) labeling approval.

1.192“Regulatory Authority” means any federal, national, multinational, state, provincial or local regulatory agency, department, bureau or other governmental entity with authority over the development, Manufacturing, commercialization or other use or exploitation (including the granting of Regulatory Approvals) of the pharmaceutical or biological products in any jurisdiction, including the FDA.

1.193“Regulatory Documentation” means all (a) applications (including all INDs and other regulatory filings), registrations, licenses, authorizations, and approvals (including Regulatory Approvals); (b) correspondence and reports submitted to or received from Regulatory Authorities (including minutes and official contact reports relating to any communications with any Regulatory Authority) and all supporting documents with respect thereto, including all regulatory drug lists, adverse event files, and complaint files; and (c) data, including all information that is made, collected, or otherwise generated pursuant to a clinical trial, contained or relied upon in any of the foregoing (including data related to the Manufacturing Process), in each case ((a), (b), and (c)) relating to a Therapeutic Product.

1.194	“Regulatory Transfer” is defined in Section 4.1.1.

1.195	“Release” is defined in Section 11.2.

1.196	[***].

1.197	[***].

1.198	[***].

1.199	[***].

1.200	[***].

1.201“Roche Background IP” means all (a) Know-How Controlled by Roche or its Affiliates at the Execution Date or during the Term and (b) Patents claiming such Know-How, in each case

(a) and (b). [***].

1.202	“Roche Indemnitees” is defined in Section 14.1.

1.203	“Roche Materials” is defined in Section 3.5.1.

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

1.204“Roche Product” means any proprietary therapeutic product developed, in-licensed or acquired by Roche that is not the subject of this Agreement.

1.205	“Roche Prosecuted Patents” is defined in Section 12.4.2(a).

1.206	“Roche Technology Improvement” means [***].

1.207	[***].

1.208	[***].

1.209	[***].

1.210	[***].

1.211	[***].

1.212	“Royalty Eligible Allogeneic Licensed Product” is defined in Section 8.8.3(a).

1.213	“Royalty Eligible Autologous Licensed Product” is defined in Section 8.8.3(a).

1.214	“Royalty Term” is defined in Section 8.8.4.

1.215	“Rules” is defined in Section 16.2.1.

1.216	“Sales” means [***]

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

[***].

1.217	“Sell-Off Period” is defined in Section 15.7.4.

1.218	“Study Plan” is defined in Section 6.6.1(a).

1.219“Sublicensee” means any Third Party, other than [***], to which Roche or any of its Affiliates grants a sublicense under the rights licensed to Roche under this Agreement to commercialize a Therapeutic Product or Licensed Product.

1.220“Target” means a naturally occurring human protein or biological molecule from which an antigen is derived, including all peptides derived from such protein and all forms (including forms arising from mutations in the gene that encodes such protein or biological molecule) of such protein or biological molecule.

1.221	“Target Extension Fee” is defined in Section 8.5.3.

1.222	“Technical Update” is defined in Section 6.7.

1.223	“Technology Transfer” is defined in Section 5.4.

1.224“Technology Transfer Plan” means, with respect to the Technology Transfer of a Therapeutic Program, the plan that (a) lists documents and Materials (i) to be transferred from Poseida to Roche during the Technology Transfer to effect the Technology Transfer and (ii) [***],

(b) describes activities to be undertaken by the Parties to facilitate the transfer of such Know-How and (c) states an estimated timeline and allocation of responsibility with respect to such Technology Transfer, in each case (a)-(c), to denote successful completion of the Technology Transfer consistent with the general criteria set forth in Exhibit 1.224.

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

1.225	[***].

1.226	[***].

1.227	[***].

1.228	[***].

1.229	[***].

1.230	“Term” is defined in Section 15.2.

1.231	[***].

1.232“Therapeutic Product” means a Tier 1 Product, an Optioned Tier 2 Product, or a Collaboration Product.

1.233“Therapeutic Program” means a Tier 1 Program, Optioned Tier 2 Program, or a Collaboration Program.

1.234	“Third Party” means any entity other than a Party or any of its Affiliates.

1.235	“Third Party Claims” is defined in Section 14.1.

1.236“Third Party In-License Agreements” means any contract or agreement with a Third Party pursuant to which Poseida, during the Term, in-licenses or otherwise maintains Control of Patents, Know-How or other intellectual property rights for purposes of this Agreement (which, for clarity, subject to Section 6.10.3, exclude the Excluded Third Party In-License Agreements).

1.237	“Tier 1 Activities” is defined in Section 3.1.2.

1.238	“Tier 1 Development Expenses” is defined in Section 8.2.1.

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

1.239	“Tier 1 Development Plan” is defined in Section 3.1.2.

1.240“Tier 1 Development Term” means, with respect to a Tier 1 Development Program, the period of time from the Effective Date until the Completion of the Phase I DE+ for the applicable Tier 1 Program.

1.241	“Tier 1 Process Development Plan” is defined in Section 5.1.

1.242	“Tier 1 Process Development Program” is defined in Section 5.1.

1.243“Tier 1 Process Development Term” means, with respect to a Tier 1 Process Development Program, the period of time from the JMT’s approval of the applicable Tier 1 Process Development Plan until Technology Transfer of the applicable Tier 1 Program.

1.244“Tier 1 Product” means, (a) with respect to the P-BCMA-ALLO1 Tier 1 Program, Poseida’s Allo CAR T-Cell Therapy product known as P-BCMA-ALLO1, (b) with respect to the P-CD19/CD20-ALLO1 Tier 1 Program, Poseida’s Allo CAR T-Cell Therapy product known as P-CD19/CD20-ALLO1, or (c) [***].

1.245“Tier 1 Program” means each of (a) Poseida’s program for the research and development of Allo CAR T-Cell Therapies Directed To BCMA alone (the “P-BCMA-ALLO1 Tier 1 Program”), and (b) Poseida’s program for the research and development of Allo CAR T-Cell Therapies Directed To both CD19 and CD20 (the “P-CD19/CD20-ALLO1 Tier 1 Program”).

1.246“Tier 1 Target” means (a) with respect to the P-BCMA-ALLO1 Tier 1 Program, B-cell maturation antigen (“BCMA”) (also known as tumor necrosis factor receptor superfamily member 17 (TNFRSF17)) and (b) with respect to the P-CD19/CD20-ALLO1 Tier 1 Program, each of CD19 and CD20.

1.247“Tier 2 Candidate” means, (a) with respect to the P-BCMA/CD19-ALLO1 Tier 2 Program, Poseida’s Allo CAR T-Cell Therapy product known as P-BCMA/CD19-ALLO1 and (b) with respect to the P-CD70-ALLO1 Tier 2 Program, Poseida’s Allo CAR T-Cell Therapy candidate(s) to be designated by Poseida as it progresses such program.

1.248“Tier 2 Program” means each of (a) Poseida’s program for the research and development of Allo CAR T-Cell Therapies Directed To both BCMA and CD19 (the “P-BCMA/CD19-ALLO1 Tier 2 Program”), and (b) Poseida’s program for the research and development of Allo CAR T- Cell Therapies Directed To CD70 alone (the “P-CD70-ALLO1 Tier 2 Program”).

1.249“Tier 2 Target” means (a) with respect to the BCMA/CD19-ALLO1 Tier 2 Program, each of BCMA and CD19 and (b) with respect to the P-CD70-ALLO1 Tier 2 Program, CD70 (also known as tumor necrosis factor superfamily member 7 (TNFSF7)).

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

1.250	“Title 11” is defined in Section 15.4.

1.251“Trademark” means any word, name, symbol, color, designation or device or any combination thereof that functions as a source identifier, including any trademark, trade dress, brand mark, service mark, trade name, brand name, logo or business symbol, whether or not registered.

1.252	[***].

1.253“Tscm-Enabling IP” means (a) all Know-How comprising Tscm-Enabling Technology and (b) all Patents claiming any such Know-How or otherwise Covering any Tscm-Enabling Technology, in each case (a) and (b), Controlled by Poseida or its Affiliates as of the Execution Date or at any time thereafter until the end of the Term. The Patents in clause (b) existing as of the Execution Date are listed on Exhibit 1.253.

1.254	“Tscm-Enabling Technology” means [***].

1.255	“US” means the United States of America and its territories and possessions.

1.256	“US Dollars” or “$” means US dollars.

1.257“Valid Claim” means (a) with respect to a Therapeutic Product or Licensed Product, a claim of an issued and unexpired Patent that has not been (i) disclaimed; (ii) dedicated to the public; (iii) abandoned; (iv) declared invalid, unenforceable or revoked by a decision of a court, government agency or other authority having jurisdiction, which decision is unappealable or unappealed within the time allowed for appeal; or (v) admitted to be invalid or unenforceable through reexamination, reissue or otherwise, or (b) with respect to a Therapeutic Product, a claim of a pending application for a Patent that (i) was filed in good faith and with a reasonable belief that such claim will be found patentable and granted, (ii) has been pending for less than [***] and

(iv) has not been finally cancelled, withdrawn, abandoned or rejected by an administration agency action from which no appeal can be taken.

1.258“Valid Product Claim” means, (a) for a Tier 1 Product or Optioned Tier 2 Product, a Valid Claim in a [***], (b) for a Collaboration Product, a Valid Claim [***], (c) for a Royalty-Eligible Autologous Licensed Product or a Royalty-Eligible Allogeneic Licensed Product, a Valid Claim in a Patent [***],

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

and (d) for an iPSC-Derived Licensed Product, a Valid Claim in a Patent [***].

1.259	“Voting Stock” is defined in Section 1.33(a).

1.260	“Withholding Tax Action” is defined in Section 9.8.

1.261	“Working Group” is defined in Section 2.5.

ARTICLE 2

Governance

2.1	Joint Research Team.

2.1.1Formation and Composition. Promptly after the Effective Date, and in any event within [***], after the Effective Date, the Parties shall establish a joint research team (the “JRT”) to coordinate and provide oversight with respect to activities under the Initial Collaboration Research Program, Additional Collaboration Research Program (as applicable), and Collaboration Research Programs prior to the JRT’s confirmation of a Lead Collaboration Candidate or Back- Up Collaboration Candidate(s) that meets the applicable ED-Go Candidate Success Criteria and to receive status updates on Tier 2 Programs until Poseida’s selection of a Tier 2 Candidate for which to commence IND-enabling activities. The JRT shall be composed of up to [***] representatives designated by each of Poseida and Roche (though the Parties need not have the same number of representatives on the JRT). Each Party shall designate one of its representatives as its primary contact for JRT matters (such Party’s “JRT Co-Chair”). The Parties, through their respective Alliance Managers, shall align on membership of the JRT ensuring that representatives are appropriate for the tasks then being undertaken and the stage of research, in terms of their seniority, function in their respective organizations, training and experience. A Party may replace any or all of its JRT representatives (or JRT Co-Chair) at any time by informing the other Party in advance in writing (which may be by email). Once established, the JRT shall meet [***]. Either Party may invite a reasonable number of other employees, consultants, research contractors, or scientific advisors to attend a JRT meeting in a non-voting capacity with prior written notice to the other Party; provided that such invitees are bound by appropriate confidentiality and invention assignment obligations consistent with the terms of this Agreement. Unless otherwise agreed by the Parties, the JRT shall meet and operate during the period commencing upon its formation until [***] after the last to occur of (a) expiration of the last Collaboration Research Term or (b) completion of all activities under all Tier 2 Programs prior to Poseida’s selection of the applicable Tier 2 Candidate to commence IND-enabling activities therefor. Thereafter, the JRT shall cease operations and perform no further functions under this Agreement. Notwithstanding the foregoing, following dissolution of the JRT, the Parties upon mutual agreement may re-establish the JRT as needed.

2.1.2Responsibilities of the JRT. The JRT shall be responsible for performing the following functions:

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

(a)consulting with the JDT as needed regarding any activities before the JRT’s confirmation of a Lead Collaboration Candidate or [***] that meets the applicable ED-Go Candidate Success Criteria for each Tier 1 Program;

(b)monitoring and discussing the progress of each Tier 2 Program prior to Poseida’s selection of a Tier 2 Candidate to commence IND-enabling activities therefor;

(c)reviewing and discussing the ED-Go Data Packages prepared by Poseida for each Tier 2 Program as set forth in Section 3.2.1 (provided that for the avoidance of doubt, Roche and not the JRT shall have the sole right to make an Option Maintenance Election pursuant to Section 3.2.2 or to exercise an Option pursuant to Section 3.2.1 or 3.2.3);

(d)monitoring and discussing the progress of the Initial Collaboration Research Program and, if applicable, the Additional Collaboration Research Program;

(e)drafting and approving any amendments to the Initial Collaboration Research Plan (including alternative Collaboration Research Projects) and, if applicable, drafting and approving the Additional Collaboration Research Plan, and any amendments thereto (including alternative Additional Collaboration Research Projects) (provided that for the avoidance of doubt, Roche and not the JRT shall have the sole right to select the Collaboration Research Projects to be tested);

(f)reviewing and discussing the Collaboration Research Data Packages prepared by the Parties for each Collaboration Research Project as set forth in Sections 3.4.1 and

3.4.2 (provided that for the avoidance of doubt, Roche and not the JRT shall have the sole right to make a Collaboration Research Program Designation pursuant to Section 3.4.3);

(g)drafting and approving the Collaboration Research Plans (including the applicable ED-Go Candidate Success Criteria under Section 3.4.4), and any amendments thereto;

(h)identifying a Lead Collaboration Candidate and one or two Back-Up Collaboration Candidate(s) for each Collaboration Research Program;

(i)reviewing and discussing test results for potential Lead Collaboration Candidates and [***] against the applicable ED-Go Candidate Success Criteria and determining whether or not such ED-Go Candidate Success Criteria have been met;

(j)reviewing and approving any ED-Go Candidate Remediation Plan for a Collaboration Research Program;

(k)coordinating Program Transition for Optioned Tier 2 Programs for which Roche does not make an Option Maintenance Election pursuant to Section 3.2.2 and for Collaboration Research Programs for which Roche makes an ED-Go Decision and does not elect an Early Development Collaboration Program under Section 3.4.4(b), as applicable;

(l)establishing, dissolving and overseeing Working Groups, as appropriate, to carry out its functions and resolving any Disputes that arise in such Working Groups; and

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

(m)performing such other functions as agreed to by the Parties or as specified in this Agreement.

2.1.3Decisions. The JRT shall operate as to matters within its responsibility by attempting to reach agreement by consensus, with each Party casting [***]. In the event that agreement on a particular matter cannot be reached by the JRT within [***] or such longer period as the JRT members agree, after the JRT first meets to consider such matter, the matter shall be referred to the JSC, which shall resolve such matter in accordance with Section 2.4.3.

2.2	Joint Development Team.

2.2.1Formation and Composition. Within [***] after the Effective Date, the Parties shall establish a joint development team (the “JDT”) to coordinate and provide oversight with respect to the Tier 1 Activities, activities under any Early Development Collaboration Programs, and development activities conducted by Poseida for any Tier 2 Program for which Roche makes an Option Maintenance Election pursuant to Section 3.2.2 (but only until the earlier of Roche’s timely exercise of its Option for such Tier 2 Program or the expiration of the Option Exercise Period for such Tier 2 Program without exercise by Roche of the Option). The JDT shall be composed of up to [***] representatives designated by each of Poseida and Roche (though the Parties need not have the same number of representatives on the JDT). Each Party shall designate one of its representatives as its primary contact for JDT matters (such Party’s “JDT Co-Chair”). The Parties, through their respective Alliance Managers, shall align on membership of the JDT ensuring that representatives are appropriate for the tasks then being undertaken and the stage of development, in terms of their seniority, function in their respective organizations, training and experience. A Party may replace any or all of its JDT representatives (or JDT Co-Chair) at any time by informing the other Party in advance in writing (which may be by email). Once established, the JDT shall meet [***]. Either Party may also invite a reasonable number of other employees, consultants, clinical contractors, or scientific advisors to attend a JDT meeting in a non-voting capacity with prior written notice to the other Party; provided that such invitees are bound by appropriate confidentiality and invention assignment obligations consistent with the terms of this Agreement. Unless otherwise agreed by the Parties, the JDT shall meet and operate during the period commencing upon its formation until completion of the last Program Transition of a Tier 1 Program, Optioned Tier 2 Program, or Collaboration Research Program (or Early Development Collaboration Program, as applicable), unless earlier dissolved by the JSC. Thereafter, the JDT shall cease operations and perform no further functions under this Agreement.

2.2.2Responsibilities of the JDT. The JDT shall be responsible for performing the following functions:

(a)monitoring and discussing the progress (including budgets) of the Tier 1 Programs until Program Transition and of any Tier 2 Program for which Roche makes an Option Maintenance Election pursuant to Section 3.2.2 (including interactions with Regulatory Authorities concerning such Tier 2 Program) until the earlier of Program Transition or expiration of the applicable Option Exercise Period without Roche exercising its Option;

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

(b)drafting and approving the Tier 1 Development Plan for the P-CD19/CD20- ALLO1 Tier 1 Program;

(c)drafting and approving any amendments to the Tier 1 Development Plan (including any protocol amendments) for each Tier 1 Program;

(d)reviewing and discussing the Phase I DE+ data for each Tier 1 Program on a quarterly basis and the final Phase I DE+ Data Packages;

(e)reviewing and discussing the Phase I DE+ data for each Tier 2 Program for which Roche has made an Option Maintenance Election as set forth in Section 3.2.2 and final Phase I DE+ Data Package (provided that for the avoidance of doubt, Roche and not the JRT shall have the sole right to exercise the Option pursuant to Section 3.2.3);

(f)drafting and approving the Early Development Collaboration Plan (including the Early Development Candidate Success Criteria) for an Early Development Collaboration Program as set forth in Section 3.4.6, and any amendments thereto;

(g)reviewing and discussing data and results for potential Lead Collaboration Candidates and [***] against the applicable Early Development Candidate Success Criteria;

(h)reviewing and approving any Early Development Candidate Remediation Plan for an Early Development Collaboration Program;

(i)coordinating the preparation of, and involvement in, interactions with Regulatory Authorities in the development of Therapeutic Programs, prior to and during Regulatory Transfer (and at Roche’s request after Regulatory Transfer), including discussing the implementation of any action plan to address requests from a Regulatory Authority with respect to such Therapeutic Programs;

(j)coordinating with the JMT to consider manufacturing and CMC in the development of each Therapeutic Program;

(k)coordinating Program Transition for Tier 1 Programs, Optioned Tier 2 Programs for which Roche made an Option Maintenance Election pursuant to Section 3.2.2, and Early Development Collaboration Programs, as applicable;

(l)establishing, dissolving and overseeing Working Groups, as appropriate, to carry out its functions and resolving any Disputes that arise in such Working Groups; and

(m)performing such other functions as agreed to by the Parties or as specified in this Agreement.

2.2.3Decisions. The JDT shall operate as to matters within its responsibility by attempting to reach agreement by consensus, with each Party casting [***]. In the event that agreement on a particular matter cannot be reached by the JDT within [***] or such longer period as the JDT members agree, after the JDT first meets to consider such

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

matter, the matter shall be referred to the JSC, which shall resolve such matter in accordance with Section 2.4.3.

2.3	Joint Manufacturing Team.

2.3.1Formation and Composition. Within [***] of the Effective Date, the Parties shall establish a joint manufacturing team (the “JMT”) to coordinate and oversee: (a) the Technology Transfer for each Tier 1 Program, Optioned Tier 2 Program and Collaboration Program and (b) prior to the applicable Technology Transfer, the development, improvement, validation and performance of the Manufacturing Process for each Tier 1 Program, Tier 2 Program, and Collaboration Program. The JMT shall be composed of up to [***] representatives designated by each of Poseida and Roche (though the Parties need not have the same number of representatives on the JMT). Each Party shall designate one of its representatives as its primary contact for JMT matters (such Party’s “JMT Co-Chair”). The Parties, through their respective Alliance Managers, shall align on membership of the JMT ensuring that representatives are appropriate for the tasks then being undertaken and the stage of Manufacturing Process development, in terms of their seniority, availability, function in their respective organizations, training and experience. A Party may replace any or all of its JMT representatives (or JMT Co-Chair) at any time by informing the other Party in advance in writing (which may be by email). Once established, the JMT shall meet [***]. Either Party may invite a reasonable number of other employees, consultants, manufacturing contractors, or scientific advisors to attend a JMT meeting in a non-voting capacity with prior written notice to the other Party; provided that such invitees are bound by appropriate confidentiality and invention assignment obligations consistent with the terms of this Agreement. The JMT shall meet and operate during the period commencing upon its formation until completion of the last Technology Transfer of a Tier 1 Program, Optioned Tier 2 Program, or Collaboration Program, unless earlier dissolved by the JSC. Thereafter, the JMT shall cease operations and perform no further functions under this Agreement.

2.3.2Responsibilities of the JMT. The JMT shall be responsible for performing the following functions:

(a)drafting and approving the Tier 1 Process Development Plan for each Tier 1 Program, and any amendments thereto;

(b)drafting andapproving the Technology Transfer Plans,and any amendments thereto;

(c)reviewing and discussing, no less than once per Calendar Quarter, the Manufacturing Costs for a Tier 1 Program;

(d)	[***];

(e)reviewing and determining whether or not Poseida has achieved the applicable Manufacturing Feasibility Criteria for a Tier 1 Program;

(f)coordinating the initial technology transfers for each Tier 1 Program pursuant to Section 5.3;

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

(g)coordinating the Technology Transfer for each Tier 1 Program, Optioned Tier 2 Program, and Collaboration Program;

(h)prior to the applicable Technology Transfer, discussing Manufacturing Process development and improvement updates and coordinating and proposing to the JRT or JDT, as applicable, any of such Manufacturing Process improvements, for each Tier 1 Program, Tier 2 Program, or Collaboration Program;

(i)coordinating with the JDT to provide CMC and manufacturing updates as they pertain to the development of each Therapeutic Program;

(j)coordinating with the JDT to create and implement any action plans to address requests from a Regulatory Authority with respect to each Therapeutic Program;

(k)coordinating the Initial Licensed Technologies Transfer pursuant to Section 6.6.1(b) and Full Licensed Technologies Transfer pursuant Section 6.6.2(c) and any updates thereto;

(l)discussing and attempting to resolve any potential or evolving disagreement between the Parties related to the Manufacturing Process development or Technology Transfers;

(m)	establishing CICC and data integrity procedures and policies;

(n)establishing, dissolving and overseeing Working Groups, as appropriate, to carry out its functions and resolving any Disputes that arise in such Working Groups; and

(o)performing such other functions as agreed to by the Parties or as specified in this Agreement.

2.3.3Decisions. The JMT shall operate as to matters within its responsibility by attempting to reach agreement by consensus, with each Party casting [***]. In the event that agreement on a particular matter cannot be reached by the JMT within [***] or such longer period as the JMT members agree, after the JMT first meets to consider such matter, the matter shall be referred to the JSC, which shall resolve such matter in accordance with Section 2.4.3.

2.4	Joint Steering Committee.

2.4.1Formation and Composition. Within [***] of the Effective Date, the Parties shall establish a joint steering committee (the “JSC”) to monitor and provide strategic oversight of the activities under this Agreement, all in accordance with this Section 2.4.1. The JSC shall be composed of up to [***] representatives from each of the Parties (though the Parties need not have the same number of representatives on the JSC). Each Party shall designate one of its representatives as its primary contact for JSC matters (such Party’s “JSC Co-Chair”). The Parties, through their respective Alliance Managers, shall align on membership of the JSC ensuring that representatives are appropriate for the issues germane to the Dispute in terms of their seniority, availability, function in their respective organizations, training and experience. A Party may replace any or all of its JSC representatives (or JSC Co-Chair) at any time by informing the

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

other Party in advance in writing (which may be by email). Once established, the JSC shall meet [***] and shall meet at such other times as deemed appropriate by the JSC. Either Party may invite a reasonable number of other employees, consultants, contractors or scientific advisors to attend a JSC meeting with prior written notice to the other Party; provided that such invitees are bound by appropriate confidentiality and invention assignment obligations consistent with the terms of this Agreement. The JSC shall meet and operate during the period commencing upon its formation until each of the JRT, JDT and JMT have been dissolved, unless earlier dissolved by mutual agreement by the Parties. Thereafter, the JSC shall cease operations and perform no further functions under this Agreement.

2.4.2Responsibilities of the JSC. The JSC shall be responsible for performing the following functions:

(a)reviewing and discussing the research, development, and Manufacture of Therapeutic Products and any other ongoing activities under this Agreement;

(b)facilitating the flow of information between the Parties with respect to the research, development, and Manufacture of Therapeutic Products;

(c)	overseeing the activities of the JRT, JDT, and JMT and providing guidance thereto;

(d)	attempting to resolve issues presented to it by, and Disputes within, each of the JRT, JDT, JMT and the JSC’s Working Groups;

(e)establishing, dissolving, and overseeing any JSC Working Groups as appropriate, to carry out its functions and resolving any Disputes that arise in such Working Groups;

(f)	dissolving or re-establishing each of the JRT, JDT, and JMT; and

(g)performing such other functions as agreed to by the Parties or as specified in this Agreement.

2.4.3Decisions. The JSC shall operate as to matters within its responsibility by attempting to reach agreement by consensus, with each Party casting [***]. If the JSC cannot, or does not, reach consensus on an issue at a meeting or within [***] thereafter, then (a) [***] and

(b) [***]; provided that:

(i)neither Party shall have the right to amend the Agreement or waive its obligations under the Agreement;

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

[***]; and

(ii)	neither Party shall have the final decision-making authority over:

(iii)	[***].

2.5Working Groups. From time to time, the JRT, JDT, JMT, or JSC may establish and delegate duties to sub-committees or directed teams (each, a “Working Group”) on an as-needed basis to oversee particular projects or activities. Each such Working Group shall be constituted and shall operate as the applicable JRT, JDT, JMT, or JSC determines; provided that each Working Group shall have equal representation from each Party, unless otherwise mutually agreed. Working Groups may be established on an ad hoc basis for specific purposes and durations. Each Working Group and its activities shall be subject to the oversight, review and approval of, and shall report to, the committee or team that formed said Working Group. In no event shall the authority of the Working Group exceed that specified for the applicable JRT, JDT, JMT, or JSC that formed the Working Group to this Article 2. All decisions of a Working Group shall be made by consensus. Any disagreement between the designees of Roche and Poseida on a Working Group shall be referred to the applicable JRT, JDT, JMT, or JSC that formed the Working Group for resolution. In the event that the JRT, JDT, JMT, or JSC is disbanded, then the Working Groups thereunder shall also automatically be disbanded.

2.6Committee Meetings; Minutes. In order to hold any committee or team meeting or to make a committee or team decision under this Article 2, at least [***] of such committee or team from each Party must participate in the meeting or vote; provided that either Party may defer a meeting or a vote if such Party desires to postpone until the applicable committee or team members are able to attend, so long as such postponement does not cause material or undue delays to any Tier 1 Program, Tier 2 Program, or Collaboration Program. Committees may meet in person or via teleconference, video conference or the like, provided that [***], unless otherwise agreed by the Parties. Each Party shall bear the expense of its respective representatives’ participation in committee and team meetings. Each committee or team shall keep minutes of its meetings that record in writing any key decisions made. Action items assigned or completed and other appropriate matters may be recorded in such meeting minutes as needed. The Parties shall alternate the responsibility for keeping such meeting minutes for a particular committee or team. Meeting minutes shall be sent to both Parties promptly after a meeting for review, comment and approval. A decision that is made at a committee or team meeting shall be recorded in minutes and decisions that are made by the committee or team outside of a meeting shall be documented in writing (which may be by email).

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

2.7Alliance Managers. Promptly following the Effective Date, each Party shall designate an individual to act as the primary business contact for such Party for matters related to this Agreement (such Party’s “Alliance Manager”), unless another contact is expressly specified in the Agreement or designated by the Parties for a particular purpose. The Alliance Managers shall promote communication and collaboration between the Parties, ensure appropriate decision making, and assist in the resolution of potential and pending issues and potential Disputes in a timely manner. The Alliance Managers may attend all meetings of the committees and teams contemplated herein as non-voting participants. Either Party may replace its Alliance Manager at any time by notifying the other Party’s Alliance Manager in writing (which may be by email).

2.8Limitations on Authority. Each Party shall retain the rights, powers, and discretion granted to it under this Agreement, and no such rights, powers, or discretion shall be delegated to or vested in a committee or team unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing. No committee or team shall have the power to amend, modify or waive compliance with this Agreement, which may only be amended or modified, or compliance with which may only be waived, as provided in Section 17.8.

2.9Party Structure. The Parties recognize that each Party possesses an internal structure (including various committees, teams and review boards) that will be involved in administering such Party’s activities under this Agreement. Each Party shall have the right to make routine day- to-day decisions relating to the conduct of those activities for which it has a performance or other obligation hereunder, in each case in a manner consistent with the then-current applicable plan and the terms and conditions of this Agreement.

ARTICLE 3

Tier 1 Programs; Tier 2 Programs; Collaboration Programs

3.1	Tier 1 Programs

3.1.1General. For each Tier 1 Program, except with respect to the Tier 1 Activities as described in Section 3.1.2 and the Manufacturing activities under Section 5.1, as between the Parties, Roche shall be responsible for all aspects of research and development of Tier 1 Products, which it shall conduct in its sole discretion and control, [***].

3.1.2Tier 1 Development Plan; Conduct of Tier 1 Activities. For each Tier 1 Program, in addition to its Manufacturing activities as set forth in Section 5.2.1(a), Poseida shall be responsible for conducting all research and development activities through the Completion of Phase I DE+ (the “Tier 1 Activities”) as set forth in a written development plan agreed upon by the JDT, as may be amended by the JDT (each, a “Tier 1 Development Plan”). The initial Tier 1 Development Plan for the P-BCMA-ALLO1 Tier 1 Program is attached hereto as Exhibit 3.1.2- 1 and the initial Tier 1 Development Plan for the P-CD19/CD20-ALLO1 Tier 1 Program is attached hereto as Exhibit 3.1.2-2. Poseida shall use Commercially Reasonable Efforts to perform the Tier 1 Activities under each Tier 1 Development Plan within the timelines and budgets set forth therein. Poseida shall provide Roche regular updates on the progress of the Tier 1 Programs at JDT meetings (with consultation by the JRT as needed for activities conducted prior to commencing IND-enabling activities, if any). [***], Poseida shall perform all such Tier 1 Activities [***] and under the JDT’s oversight. For clarity, any

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

activities to be performed with respect to a Phase I DE+ after Completion of such Phase I DE+ (e.g., additional patient enrollment, clinical site maintenance, study wind-down, or patient follow- up) shall be conducted by Roche [***]; provided however, in the event that Roche requests that Poseida conduct, and Poseida consents to conducting, any post-Completion of Phase I DE+ activities for such Phase I DE+, the Parties shall discuss the scope, duration, and budget of such activities, and the FTE Costs and Out-of-Pocket Costs incurred by Poseida in the performance of such activities shall be [***]. Notwithstanding the foregoing, [***]. For each Tier 1 Program, the Program Transition Initiation Date shall be deemed to have occurred on the date of the earlier of

(a) the completion of all Tier 1 Activities for such Tier 1 Program or (b) the assumption by Roche of all then-remaining Tier 1 Activities pursuant to the preceding sentence for such Tier 1 Program.

3.2	Tier 2 Programs

3.2.1Exclusive Option; Option Exercise at ED-Go. For each Tier 2 Program, Poseida hereby grants Roche an exclusive option to acquire the exclusive license set forth in Section 6.2.1 (each, an “Option”). Poseida shall use Commercially Reasonable Efforts to continue the research activities with respect to each Tier 2 Program, [***], until achieving Poseida has selected a Tier 2 Candidate ready to commence IND-enabling activities. Poseida shall provide Roche with prompt written notice of such Tier 2 Candidate selection for each Tier 2 Program. Promptly following such Tier 2 Candidate selection but in no event later than [***] thereafter, Poseida shall prepare, and deliver to Roche, an ED-Go Data Package for the applicable Tier 2 Program. At any time between the Effective Date and [***] after Roche’s receipt of the complete ED-Go Data Package for the applicable Tier 2 Program (as such period may be extended under Section 3.2.2) (the “Option Exercise Period”), Roche may exercise its Option by providing written notice to Poseida of such exercise. If Roche exercises the Option for a Tier 2 Program pursuant to this Section 3.2.1 at any time, Roche shall be deemed to have exercised the “Option at ED-Go” and shall pay the “ED-Go” Option Exercise Fee for such Tier 2 Program to Poseida pursuant to Section 8.3.1. Upon Poseida’s receipt of Roche’s written notice of its exercise of the Option for a Tier 2 Program pursuant to this Section 3.2.1, and after the HSR Clearance Date, if applicable, with respect to the exercise of such Option, such Tier 2 Program shall be deemed an Optioned Tier 2 Program, the licenses granted to Roche under Section 6.2 shall become effective with respect to such Optioned Tier 2 Program, and the Program Transition Initiation Date shall be deemed to have occurred on such date with respect to such Optioned Tier 2 Program.

3.2.2Option Maintenance Election. Notwithstanding anything to the contrary in Section 3.2.1, for each Tier 2 Program, at any point prior to the expiration of the applicable Option Exercise Period, Roche may elect not to exercise its Option pursuant to Section 3.2.1, but instead elect to: (a) have Poseida use Commercially Reasonable Efforts to continue leading research and development activities for such Tier 2 Program, [***], until the Completion of the Phase I DE+,

(b) promptly following such Completion of a Phase I DE+, have Poseida prepare, and deliver to Roche, a Phase I DE+ Data Package for such Tier 2 Program, and (c) extend

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

the expiration date of its Option Exercise Period for such Tier 2 Program until [***] after Roche’s receipt of the complete Phase I DE+ Data Package (an “Option Maintenance Election”). Roche may make an Option Maintenance Election by providing written notice to Poseida of such Option Maintenance Election prior to expiration of the Option Exercise Period under Section 3.2.1 for the applicable Tier 2 Program. If Roche makes such an Option Maintenance Election for a Tier 2 Program, Roche shall pay Poseida an Option Maintenance Fee for such Tier 2 Program pursuant to Section 8.3.2. Upon Poseida’s receipt of Roche’s written notice of its Option Maintenance Election for a Tier 2 Program, the abovementioned clauses (a)-(c) shall become effective for such Tier 2 Program.

3.2.3Option Exercise at Phase I DE+. Roche may exercise its Option for a Tier 2 Program for which Roche has made an Option Maintenance Election and paid the Option Maintenance Fee at any time prior to expiration of the extended Option Exercise Period by providing written notice to Poseida of such exercise. If Roche exercises the Option for a Tier 2 Program pursuant to this Section 3.2.3 at any time, Roche shall be deemed to have exercised the Option at “Phase I DE+” and shall pay Poseida the “Phase I DE+” Option Exercise Fee pursuant to Section 8.3.1. Upon Poseida’s receipt of Roche’s written notice of its exercise of the Option for a Tier 2 Program pursuant to this Section 3.2.3 and the payment of the “Phase I DE+” Option Exercise Fee for such Tier 2 Program pursuant to Section 8.3.1, such Tier 2 Program shall be deemed an Optioned Tier 2 Program, the licenses granted to Roche under Section 6.2 shall become effective with respect to such Optioned Tier 2 Program, and the Program Transition Initiation Date shall be deemed to have occurred on such date with respect to such Optioned Tier 2 Program.

3.2.4Reporting. During each Option Exercise Period, Poseida shall provide Roche with regular updates on the progress of the research and development of the Tier 2 Programs at JRT meetings for any pre-ED Go activities and at JDT meetings for any post-ED Go activities.

3.2.5Effects of No Option Exercise. If Roche fails to exercise the Option for a Tier 2 Program before the expiration of the Option Exercise Period (including any extension under Section 3.2.2), Roche shall be deemed to have terminated this Agreement with respect to such Tier 2 Program pursuant to Section 15.5, [***].

3.3	[***]

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

[***].

3.4	Collaboration Programs

3.4.1Initial Collaboration Research Program. During the Initial Collaboration Research Term, the Parties shall conduct an initial research collaboration program (the “Initial Collaboration Research Program”), pursuant to an agreed research plan (the “Initial Collaboration Research Plan”), to explore and preclinically test up to six (6) agreed upon scientific hypotheses and/or therapeutic concepts (each such designated hypothesis or concept, a “Collaboration Research Project”) involving either (a) the development of potential generally applicable improvements to Allo CAR T-Cell Therapies (“Collaboration Improvements”), (b) the prototyping and testing preclinically of a range of new Allo CAR T-Cell Therapies Directed To Target(s) relevant to Heme Malignancy(ies), or (c) the exploration, [***]. For each of the up to six (6) Collaboration Research Projects under the Initial Collaboration Research Program, the Parties will generate a Collaboration Research Data Package to inform Roche’s Collaboration Research Program Designation under Section 3.4.3 and, if applicable, to prioritize any further research and development of Allo CAR T-Cell Therapies in the Additional Collaboration Research

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

Program, including prioritization of actual or potential Collaboration Targets, potential clinical combinations and/or design of next-generation Allo CAR T-Cell Therapies. The Initial Collaboration Research Plan, which sets forth the initial [***] Collaboration Research Projects, the requirements for the Collaboration Research Data Package for each such Collaboration Research Project, and the activities to be conducted by the Parties for each such Collaboration Research Project, is attached hereto as Exhibit 3.4.1, as may be amended by the JRT. For Roche, such activities would include [***]. For Poseida, such activities would include leading the cell engineering to develop Collaboration Improvements, prototyping and preclinical testing Allo CAR-T Cell Therapies, and supplying the CAR Cells. Roche and Poseida shall each use Commercially Reasonable Efforts to perform the activities assigned to it under the Initial Collaboration Research Plan within the timelines specified therein. Each Party shall conduct its activities under the Initial Collaboration Research Plan at its own expense and in accordance with the terms and conditions of this Agreement. The Parties shall regularly discuss updates at JRT meetings (or more frequently at Roche’s request) regarding the status and progress of each Collaboration Research Project. The Initial Collaboration Research Plan, including all activities thereunder, shall be carried out during the period commencing on [***] (unless the Parties agree otherwise in writing) until twenty-four (24) months thereafter (the “Initial Collaboration Research Term”), and the Initial Collaboration Research Plan shall only assign to Poseida activities that can be completed by Poseida using Commercially Reasonable Efforts within such twenty-four (24) month period. [***].

3.4.2Additional Collaboration Research Program. Roche may elect to add an additional collaboration research program between the Parties (“Additional Collaboration Research Program”) pursuant to an agreed-upon research plan (“Additional Collaboration Research Plan”) to explore and preclinically test up to six (6) additional agreed upon scientific hypotheses and/or therapeutic concepts (each such designated hypothesis or concept, an “Additional Collaboration Research Project”) involving either (a) the development of Collaboration Improvements, (b) the prototyping and testing preclinically of a range of new Allo CAR T-Cell Therapies Directed To Target(s) relevant to Heme Malignancy(ies), or (c) the exploration, [***]. For each of the Additional Collaboration Research Projects, the Parties would generate a Collaboration Research Data Package. The Additional Collaboration Research Plan shall set forth the up to six (6) Additional Collaboration Research Projects, the requirements for the Collaboration Research Data Package for each such Additional Collaboration Research Project, and the activities to be conducted by the Parties for each such Additional Collaboration Research Project. Roche and Poseida shall each use Commercially Reasonable Efforts to perform the activities assigned to it under the Additional Collaboration Research Plan within the timelines specified therein. Each Party shall conduct its activities under the Additional Collaboration Research  Plan  at  its  own  expense  and  in  accordance  with  the  terms  and  conditions

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

of this Agreement. The Parties shall regularly discuss updates at JRT meetings (or more frequently at Roche’s request) regarding the status and progress of each Collaboration Research Project.

Roche may elect to add the Additional Collaboration Research Program by providing written notice to Poseida no later than [***] after the completion of the Initial Collaboration Research Term so long as, at the time of such election, less than six (6) Collaboration Research Programs have been designated pursuant to Section 3.4.3. If Roche elects to add the Additional Collaboration Research Program, the JRT shall draft and approve the Additional Collaboration Research Plan within [***], and following such JRT approval, Roche shall pay Poseida the Additional Collaboration Research Fee as provided in Section 8.4.1. The Additional Collaboration Research Plan, including all activities thereunder, shall be carried out following the expiration of the Initial Collaboration Research Term during the period commencing on the date of the JRT’s approval of the Additional Collaboration Research Plan until eighteen (18) months thereafter (the “Additional Collaboration Research Term”), and the Additional Collaboration Research Plan shall only assign to Poseida activities that can be completed by Poseida using Commercially Reasonable Efforts within such eighteen (18) month period. [***].

3.4.3Collaboration Research Program Designation. Following receipt of a Collaboration Research Data Package from the Initial Collaboration Research Program, Roche, in its discretion, may designate an Allo CAR T-Cell Therapy that is Directed To designated Heme Malignancy-related Target(s) and includes designated features, including Collaboration Improvement(s) from such Initial Collaboration Research Program, for a further research program by Poseida to identify Collaboration Candidate(s) to commence IND-enabling activities therefor (each such research program, a “Collaboration Research Program”). Unless otherwise agreed to by the Parties, Roche may designate up to six (6) Collaboration Research Programs. To designate a Collaboration Research Program, Roche must provide written notice to Poseida describing the Allo CAR T-Cell Therapy, a Target relevant to a Heme Malignancy (including any Tier 1 Target or Tier 2 Target) such designated Allo CAR T-Cell Therapy is Directed To (a “Collaboration Target”), and its desired features (including any Collaboration Improvement(s)) (each, a “Collaboration Research Program Designation”). With respect to any Collaboration Research Program in which Roche designates an Allo CAR T-Cell Therapy that is Directed To a Collaboration Target that is [***], Poseida may [***], which Roche shall reasonably consider in good faith (but, for clarity, Roche shall not be obligated to agree to such request). Roche must submit all Collaboration Research Program Designations by the later of (a) [***] after receipt of all complete Collaboration Research Data Packages from the Initial Collaboration Research Program or (b) the expiration of the Initial Collaboration Research Term, in each case (a) and (b) unless Roche elects the Additional Collaboration Research Program. If Roche elects the Additional Collaboration Research Program, then Roche must submit all Collaboration Research Program Designations by the later of (c) [***] after receipt of all complete Collaboration Research Data Packages from both the Initial Collaboration Research Program and the Additional Collaboration Research Program or (d) the expiration of the

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

Additional Collaboration Research Program. For each Collaboration Research Program Designation, Roche shall pay to Poseida the Collaboration Research Program Designation Fee as provided in Section 8.4.2.

3.4.4	Collaboration Research Program Activities.

(a)General. For each Collaboration Research Program, within [***] of the Collaboration Research Program Designation of such Collaboration Research Program, the JRT shall draft and approve an agreed-upon research plan (each, a “Collaboration Research Plan”), which will set forth [***], under the JRT’s oversight. Such activities will include (i) proposing a lead Allo CAR T-Cell Therapy Directed To the Collaboration Target(s) for such Collaboration Research Program (a “Lead Collaboration Candidate”) and [***], (ii) testing the Lead Collaboration Candidate [***] against the ED-Go Candidate Success Criteria, and delivering such test results to the JRT, and (iii) generating an ED-Go Data Package for such Collaboration Research Program demonstrating whether the Lead Collaboration Candidate [***] has met the ED-Go Candidate Success Criteria. Poseida shall use Commercially Reasonable Efforts to perform its activities under each Collaboration Research Plan within the timelines set forth therein [***]. To the extent that Roche in its sole discretion participates in any of the activities pursuant to a Collaboration Research Plan, it shall do so [***]. The Collaboration Research Plan, including all activities thereunder, shall terminate at the end of the applicable Collaboration Research Term.

(b)ED-Go Decision; Early Development Collaboration Program; Program Transition. For each Collaboration Research Program and during the Collaboration Research Term, Poseida shall deliver the applicable ED-Go Data Package to the JRT pursuant to the Collaboration Research Plan, and the JRT shall within [***] confirm whether or not the Lead Collaboration Candidate [***] meets the ED-Go Candidate Success Criteria. If the JRT confirms that the Lead Collaboration Candidate [***] has met the ED-Go Success Criteria, then Roche shall decide within [***] of the JRT’s confirmation whether to (i) commence IND-enabling activities and continue development and of such Lead Collaboration Candidate [***] (“ED-Go Decision”) or (ii) terminate the applicable Collaboration Research Program. If Roche makes an ED-Go Decision, Roche shall pay Poseida the “ED-Go” milestone for “Program Transition at ED-Go” pursuant to Section 8.6.2. In addition, following such ED-Go Decision, Roche shall elect within the same such [***] period, whether to (A) pursue an early development program under which Poseida would conduct development activities through the Completion of the Phase I DE+ for such Collaboration Research Program (an “Early Development Collaboration Program”) pursuant to Section 3.4.6 by providing written notice to Poseida or (B) initiate a Program Transition with respect to such Collaboration Program. The Program Transition Initiation Date for such Collaboration Program for which Roche elects to initiate a Program Transition pursuant to this Section 3.4.4(b) shall occur on the date of Roche’s notice to Poseida to initiate such Program Transition.

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

3.4.5	[***]

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

[***].

3.4.6	Early Development Collaboration Program.

(a)	General. Roche may elect to pursue an Early Development Collaboration

Program under this Section 3.4.6 for up to [***] Collaboration Research Programs for which at least one (1) Lead Collaboration Candidate [***] achieved the applicable ED-Go Candidate Success Criteria. Within [***] of Poseida’s receipt of Roche’s notice (pursuant to Section 3.4.4(b)) to elect to pursue an Early Development Collaboration Program, the JDT shall draft and approve an agreed-upon early development plan, including applicable Early Development Candidate Success Criteria and Poseida’s activities, under the JDT’s oversight, through the Completion of the Phase I DE+ for such Early Development Collaboration Program and a budget therefor (an “Early Development Collaboration Plan”). Such activities shall include (a) testing either the Lead Collaboration Candidate [***] for which Roche made an ED-Go Decision (but not more than one Collaboration Candidate) through IND-enabling studies and delivering such test results to the JDT and (b) conducting a Phase I DE+ and generating a Phase I DE+ Data Package for such Early Development Collaboration Program demonstrating whether the applicable Lead Collaboration Candidate [***] met the Early Development Candidate Success Criteria. Poseida shall use Commercially Reasonable Efforts to perform the activities under each Early Development Collaboration Plan within the timelines specified therein. For clarity, except with respect to activities pursuant to [***], Poseida shall not be required to [***] for an Early Development Collaboration Program. Except as otherwise expressly set forth herein, Poseida shall conduct its activities under any Early Development Collaboration Plan [***] but subject to Section

8.4.3. The Early Development Collaboration Plan, including all activities thereunder, shall terminate at the end of the applicable Early Development Collaboration Term.

(b)Decision; Program Transition. For each Early Development Collaboration Program and during the Early Development Collaboration Term, Poseida shall deliver the applicable Phase I DE+ Data Package to the JDT pursuant to the Early Development Collaboration Plan, and the JDT shall within [***] confirm whether or not the Lead Collaboration Candidate [***] met the Early Development Candidate Success Criteria. If the JDT confirms that the Lead Collaboration

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

Candidate or Back-Up Collaboration Candidate, as applicable, has met the Early Development Candidate Success Criteria, Roche shall elect within [***] of the JDT’s confirmation whether to

(i) initiate a Program Transition for the applicable Collaboration Program or (ii) terminate such Collaboration Program. If Roche elects to initiate a Program Transition, the Program Transition Initiation Date shall occur on the date of Roche’s notice to Poseida to initiate a Program Transition or the lapse of such [***] period.

3.4.7	[***]

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

[***].

3.5	Roche Materials

3.5.1Transfer. Roche shall provide Poseida with Materials, if any, as specified to be provided by Roche in the Tier 1 Development Plan, Tier 1 Process Development Plan, Initial Collaboration Research Plan, the Additional Collaboration Research Plan, a Collaboration Research Plan, or an Early Development Collaboration Plan or as agreed by Roche for Poseida’s use thereunder through the JRT, JDT, or JMT, as applicable (collectively, the “Roche Materials”).

3.5.2Rights of Use. With respect to any Roche Materials provided pursuant to this Section 3.5, Poseida shall have the right to use such Roche Materials solely for the activities under the applicable Tier 1 Development Plan, Tier 1 Process Development Plan, Initial Collaboration Research Plan, Additional Collaboration Research Plan, Collaboration Research Plan or Early Development Collaboration Plan. Subject to the foregoing, all such Roche Materials (a) shall be used by Poseida only in accordance with the terms and conditions of this Agreement and the applicable Tier 1 Development Plan, Tier 1 Process Development Plan, Initial Collaboration Research Plan, Additional Collaboration Research Plan, Collaboration Research Plan or Early Development Collaboration Plan; (b) shall not be reverse engineered, deconstructed or analyzed in any way by Poseida except as expressly set forth in the applicable Tier 1 Development Plan, Tier 1 Process Development Plan, Initial Collaboration Research Plan, Additional Collaboration Research Plan, Collaboration Research Plan or Early Development Collaboration Plan; (c) shall not be delivered by such Poseida to any Third Party or used by Poseida for the benefit of any Third Party except as expressly provided for herein (which shall include transfer to Authorized Subcontractors for use in furtherance of the applicable Tier 1 Development Plan, Tier 1 Process Development Plan, Initial Collaboration Research Plan, Additional Collaboration Research Plan, Collaboration Research Plan or Early Development Collaboration Plan); and (d) shall be used by Poseida in compliance with applicable law.

3.5.3Ownership. Roche shall retain all right, title, and interest in and to Roche Materials provided under this Agreement, and the transfer of Roche Materials hereunder shall be a bailment

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

and shall not constitute a sale of Roche Materials or a grant, option, or license of any rights under or to any Patent (or other rights) Controlled by Roche other than the limited right of use granted under Section 3.5.2 to Poseida to use the Roche Materials as permitted thereunder.

3.6Limitation on Simultaneous Phase I Clinical Development. The Parties, through the JSC, shall agree upon a prioritization of the Tier 1 Programs, Tier 2 Programs for which Roche exercised an Option Maintenance Election, and Collaboration Programs. Notwithstanding anything to the contrary in Section 3.1, 3.2 or 3.4, unless the Parties otherwise agree, Poseida will not be obligated to simultaneously conduct more than [***] Phase I Clinical Trials in which patients are currently being treated at any one time among the Tier 1 Programs, Tier 2 Programs for which Roche exercised an Option Maintenance Election and Early Development Collaboration Programs.

3.7Compliance. Each Party shall perform or cause to be performed any and all of its research and development activities under this Article 3 with respect to a Therapeutic Program in good scientific manner and in compliance with all applicable law and Regulatory Authority requirements.

3.8Records. Each Party shall, and shall ensure that any Third Parties contracted pursuant to Section 6.9, maintain records in sufficient detail and in good scientific manner appropriate for Patent and regulatory purposes, and in compliance with applicable law, which shall be complete and accurate and shall properly reflect all work done and results achieved in the performance of its research and development activities under this Article 3 with respect to a Therapeutic Program, which shall record only such activities and shall not include or be commingled with records of activities other than research and development activities for the Therapeutic Products. All laboratory notebooks shall be maintained for no less than the term of any Patent issuing therefrom. All other records shall be maintained by the applicable Party during the Term in accordance with such Party’s standard policies for retention of such records.

ARTICLE 4

Program Transition; Research, Development and Commercialization after Program Transition

4.1Program Transition. After the Program Transition Initiation Date for a Therapeutic Program (unless earlier requested by Roche), Poseida will make the transfers and the Parties will take the other actions described in Sections 4.1.1 through 4.1.2 below (collectively, the “Program Transition” for such Therapeutic Program).

4.1.1Regulatory Transfer. No later than [***] following the Program Transition Initiation Date for a Therapeutic Program or at such later date [***], Poseida shall, [***], transfer to Roche any INDs relating to the Therapeutic Products for such Therapeutic Program in its possession and control and all clinical and safety databases and other Regulatory Documentation for the applicable Therapeutic Products that are in Poseida’s possession and control, [***] (the “Regulatory Transfer”). If reasonably deemed applicable by Roche, the Parties shall further promptly enter

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

into a pharmacovigilance or safety data exchange agreement for the applicable Therapeutic Products for such Therapeutic Program.

4.1.2Technology Transfer Preparation. At Roche’s request, Poseida shall promptly facilitate [***]. Technology Transfer shall occur as provided in, and be completed in accordance with, Section 5.4.

4.2	Research, Development and Commercialization following Program Transition

4.2.1Roche Right and Responsibility. For each Therapeutic Program, subject to Poseida’s obligation to complete the Program Transition with respect to such Therapeutic Program, following the Program Transition Initiation Date, Roche shall have the sole right and responsibility for all research, development, regulatory affairs and commercialization of Therapeutic Products for the applicable Therapeutic Program, including the sole right and authority to control all decisions related to the research, development, regulatory affairs and commercialization of any Therapeutic Products for such Therapeutic Program.

4.2.2Roche Diligence. For each Therapeutic Program, following completion of Program Transition, Roche shall use Commercially Reasonable Efforts to develop and seek Marketing Authorization [***].

4.2.3Supporting Activities. Without limiting Poseida’s obligations hereunder, including the activities allocated to Poseida under the Tier 1 Development Plans, Tier 1 Process Development Plans, Initial Collaboration Research Plan, Additional Collaboration Research Plan, Collaboration Research Plans and Early Development Collaboration Plans and as set forth in Section 4.1.1 and Article 5, Poseida shall provide further consultations with Roche as may be reasonably necessary regarding the research, development, Manufacture, regulatory affairs and commercialization of Therapeutic Products at [***].

4.2.4Progress Reports by Roche. Within [***] after each anniversary of the Effective Date, Roche shall provide to Poseida an annual written report summarizing [***]. Such report shall cover subject matter [***]. After reviewing such report, Poseida may reasonably request additional information regarding the development of the Therapeutic Products through the Alliance Manager, and Roche [***]. On a Therapeutic Program-by-Therapeutic Program basis, Roche’s obligations under this Section 4.2.4 shall end upon the First Commercial Sale of such Therapeutic Product [***].

4.3	Regulatory Affairs.

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

4.3.1Prior to Regulatory Transfer. For each Therapeutic Program, prior to the completion of the Regulatory Transfer for such Therapeutic Program, Poseida shall be responsible for regulatory affairs with respect to such Therapeutic Program, including to the extent required for activities conducted prior to the Program Transition Initiation Date for such Therapeutic Program, for preparing and submitting in its own name, and holding, the initial IND for each Therapeutic Product for such Therapeutic Program until the transfer thereof to Roche as set forth in Section 4.1.1. Poseida shall be responsible for liaising and managing interactions with Regulatory Authorities with respect thereto. In addition, prior to such completion of the Regulatory Transfer for a Therapeutic Program:

(a)Regulatory Correspondence. Poseida shall promptly provide to Roche copies of any material documents, information or other correspondence received from a Regulatory Authority pertaining to any Therapeutic Product (including any Phase I Clinical Trial involving such Therapeutic Product) for such Therapeutic Program, including documents, information or other correspondence relating to any and all INDs, IND amendments, Regulatory Authority meeting requests, and Regulatory Authority advice (including scientific advisory packages). Poseida shall provide Roche access to a draft of all materials pertaining to any Therapeutic Product (including any Phase I Clinical Trial involving such Therapeutic Product) for such Therapeutic Program to be submitted by Poseida to a Regulatory Authority, reasonably in advance of the intended submission dates to enable Roche to review and provide comments to Poseida concerning the content thereof. Poseida shall consider in good faith any such comments of Roche.

(b)Certain Regulatory Correspondence. In addition to Poseida’s obligations under Section 4.3.1(a), Poseida shall within [***], notify Roche in writing of, and provide Roche with copies of, any correspondence and other documentation received or prepared by Poseida in connection with receipt of a clinical hold, warning letter, or similar item from the FDA or any other Regulatory Authority regarding any Therapeutic Product for such Therapeutic Program or in connection with any general cGMP inspections applicable to the Manufacturing facility used by Poseida for any Therapeutic Product for such Therapeutic Program.

(c)Meetings with Regulatory Authorities. Poseida shall provide Roche with prior written notice of any substantive meeting, conference, or discussion (including any advisory committee meeting) with a Regulatory Authority relating to any Therapeutic Product for such Therapeutic Program, within [***] after Poseida first receives notice of the scheduling of such meeting (or within such shorter period as may be necessary) in order to give Roche a reasonable opportunity to have a reasonable number, but at least [***] representatives attend such meeting. Roche shall have the right, but not the obligation, to attend and participate in all such meetings (including substantive preparatory pre-meetings with Poseida therefor), to the extent permitted by applicable law and such Regulatory Authority.

(d)Adverse Event Reports. Poseida shall be responsible for investigating adverse events and other required safety information associated with the use of any Therapeutic Product for such Therapeutic Program. Poseida shall be responsible for the collection, review, assessment, tracking and filing of information related to adverse events in accordance with applicable law and Regulatory Authority. Poseida shall promptly notify Roche of any serious

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

adverse event that requires accelerated regulatory reporting and otherwise keep Roche informed with respect to the same.

4.3.2After Regulatory Transfer. Following the completion of the Regulatory Transfer for a Therapeutic Program, Roche shall thereafter be solely responsible for preparing and submitting Regulatory Documentation for Therapeutic Products for such Therapeutic Program in its own name, including liaising and managing interactions with Regulatory Authorities with respect thereto, [***]; provided that, following such Regulatory Transfer:

(a)	[***].

(b)Support. Without limiting Poseida’s obligations hereunder, including as set forth in Section 4.1.1 and Article 5, at Roche’s request, Poseida shall reasonably support Roche, [***], as may be reasonably necessary, in obtaining Marketing Authorization for such Therapeutic Products, including providing necessary documents or other materials required by applicable law and Regulatory Authorities to obtain Marketing Authorization, in each case in accordance with the terms and conditions of this Agreement.

(c)Adverse Event Reports. Roche shall be responsible for investigating adverse events and other required safety information associated with the use of any Therapeutic Product for such Therapeutic Program. Roche shall be responsible for the collection, review, assessment, tracking and filing of information related to such adverse events in accordance with applicable law.

ARTICLE 5

Tier 1 Process Development Program; Manufacturing; Technology Transfer

5.1Tier 1 Process Development Program. For each Tier 1 Program, Poseida shall conduct a process development program (each, a “Tier 1 Process Development Program”), pursuant to a written plan (each, a “Tier 1 Process Development Plan”) to optimize the Manufacturing Process for such Tier 1 Program. For each Tier 1 Process Development Program, the JMT shall draft and approve the Tier 1 Process Development Plan within [***] of the formation of the JMT. Each such Tier 1 Process Development Plan shall include the activities to be conducted by Poseida. Poseida shall use Commercially Reasonable Efforts to perform its assigned activities under each Tier 1 Process Development Plan within any timelines set forth therein [***]. To the extent that Roche [***] participates in any of the activities pursuant to the Tier 1 Process Development Plan, it shall do so [***]. For clarity, in no event shall Poseida be required to pay or reimburse Roche for any costs incurred by Roche in connection with any Tier 1 Process Development Program. The Tier 1 Process Development Plan, including all activities thereunder, shall terminate at the end of the Tier 1 Process Development Term.

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

5.2	Pre-Clinical and Clinical Supply

5.2.1	Tier 1 Programs.

(a)Poseida Responsibility for Tier 1 Programs. For each Tier 1 Program, until completion of the Technology Transfer to Roche pursuant to Section 5.4 for such Tier 1 Program, Poseida shall, subject to the JMT’s oversight, be responsible for the pre-clinical and clinical Manufacture and supply of Tier 1 Products for the Parties’ activities under this Agreement for such Tier 1 Program, including for the performance of the Tier 1 Development Plan, Tier 1 Process Development Plan, and any assay development or comparability studies requested by a Regulatory Authority prior to the first clinical trial supporting registration of the applicable Tier 1 Product. For clarity, Poseida shall not be responsible for the Manufacture or supply of Tier 1 Products for Phase III Clinical Trials or for commercial use. The cost incurred by Poseida to Manufacture and supply the Tier 1 Products through the Program Transition Initiation Date for such Tier 1 Program shall be [***]. From the Program Transition Initiation Date until the earlier of (i) [***] and (ii) the completion of [***] clinical trial after the Completion of the Phase I DE+, Poseida shall Manufacture and supply [***] the applicable Tier 1 Product(s), and the Parties shall enter into a clinical supply agreement and quality agreement as each relates to Poseida’s Manufacture and supply of such Tier 1 Product(s) pursuant to Section 5.2.5.

(b)Roche Responsibility for Tier 1 Programs. Following [***] for a Tier 1 Program pursuant to Section 5.3, Roche shall have the sole right and responsibility, at its own expense, for the pre-clinical, clinical, and commercial Manufacture and supply of Tier 1 Products for such Tier 1 Program.

(c)	[***].

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

5.2.2	Tier 2 Programs.

(a)Poseida Responsibility for Tier 2 Programs. For each Tier 2 Program, and until the expiration of the Option Exercise Period (including any extension under Section 3.2.2) or, if Roche has exercised its Option for such Tier 2 Program pursuant to Section 3.2.1 or 3.2.3, as applicable, until Poseida has completed the Technology Transfer to Roche pursuant to Section 5.4 for such Optioned Tier 2 Program, Poseida shall be responsible for the pre-clinical and clinical Manufacture and supply of Tier 2 Candidates for the Parties’ activities under this Agreement for such Tier 2 Program. For clarity, Poseida shall not be responsible for the Manufacture or supply of Tier 2 Candidates for Phase III Clinical Trials or for commercial use. The cost incurred by Poseida to Manufacture and supply the Tier 2 Candidates through the Program Transition Initiation Date for such Optioned Tier 2 Program shall be [***]. From the Program Transition Initiation Date until the earlier of (i) [***] and (ii) the completion of the [***] clinical trial after the Program Transition Initiation Date, Poseida shall Manufacture and supply at cost the applicable Tier 2 Candidate(s), and the Parties shall enter into a clinical supply agreement and quality agreement as each relates to Poseida’s Manufacture and supply of such Tier 2 Candidate(s) pursuant to Section 5.2.5.

(b)Roche Responsibility for Optioned Tier 2 Programs. Following [***] for an Optioned Tier 2 Program pursuant to Section 5.3, Roche shall have the sole right and responsibility, at its own expense, for the pre-clinical, clinical, and commercial Manufacture and supply of Optioned Tier 2 Products for such Optioned Tier 2 Program.

(c)Manufacturing Process Improvements. In the course of conducting Manufacturing and supply of Tier 2 Candidates pursuant to this Section 5.2.2, Poseida will, in consultation with the JMT, use Commercially Reasonable Efforts to enable production at scale and [***] for the applicable Manufacturing Process for such Tier 2 Candidates. Poseida will regularly (but not less than [***] each Calendar Quarter) update the JMT on the status of its efforts hereunder.

5.2.3Initial Collaboration Research Program, Additional Collaboration Research Program and Collaboration Programs.

(a)Poseida Responsibility for Initial Collaboration Research Program and Additional Collaboration Research Program. Except for Roche’s assigned responsibilities and any Materials that Roche provides, in either case, pursuant to the Initial Collaboration Research Plan and, if applicable, the Additional Collaboration Research Plan, Poseida shall be responsible, [***], for the pre-clinical Manufacture and supply of Collaboration Candidates and Collaboration Products for the Parties’ activities under this Agreement for the Initial Collaboration Research Program and the Additional Collaboration Research Program, if applicable, including for the performance of the Initial Collaboration Research Plan or the Additional Collaboration Research Plan, if applicable.

(b)Poseida Responsibility for Collaboration Programs. For each Collaboration Program, until [***]

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

[***], and subject to the JMT’s oversight, Poseida shall be responsible for the pre-clinical and clinical Manufacture and supply of Collaboration Candidates and Collaboration Products for the Parties’ activities under this Agreement for such Collaboration Program, including for the performance of such Collaboration Program’s Collaboration Research Plan and, if applicable, Early Development Collaboration Plan and Early Development Candidate Remediation Plan and any comparability studies requested by a Regulatory Authority. The costs incurred by Poseida to Manufacture and supply Collaboration Candidates and Collaboration Products through the completion of the Technology Transfer of the applicable Collaboration Program shall be [***], except that [***], which expenses are subject to [***] as provided in Section 8.4.3.

(c)Roche Responsibility for Collaboration Programs. Following the completion of the Technology Transfer for a Collaboration Program pursuant to Section 5.4, Roche shall have the sole right and responsibility, at its own expense, for the Manufacture and supply of all Collaboration Candidates and Collaboration Products for such Collaboration Program.

(d)Manufacturing Process Improvements. In the course of conducting Manufacturing and supply for each Collaboration Program pursuant to Section 5.2.3(b), Poseida will, in consultation with the JMT, use Commercially Reasonable Efforts to enable production at scale and [***] for the applicable Manufacturing Process for the applicable Collaboration Candidates and Collaboration Products. Poseida will regularly (but not less than [***] each Calendar Quarter) update the JMT on the status of its efforts in accordance with this Section 5.2.3(d).

5.2.4Compliance. Poseida’s Manufacturing and supply activities under this Article 5 shall be subject to the oversight and support of the JMT. Poseida shall conduct all of its respective Manufacturing and supply activities hereunder in compliance with all applicable laws, rules and regulations, including cGMP (with respect to clinical supply).

5.2.5Clinical Supply Agreement; Quality Agreement. From the Program Transition Initiation Date until the completion of the Technology Transfer of the applicable Therapeutic Program, Poseida will supply at cost Therapeutic Products for clinical trial(s) sponsored by Roche, and the Parties shall enter into a clinical supply agreement and quality agreement as each relates to Poseida’s Manufacture and supply of the applicable Therapeutic Product(s) for the applicable clinical trial(s). The Parties shall use [***] to negotiate and execute such agreements within [***] upon Roche’s request to enter into such agreement. Roche shall have the right, at its own cost to conduct audits of any relevant facility and of all suppliers, including any relevant books and records related to such Manufacture and supply of Therapeutic Products prior to execution of any such agreements.

5.3	Initial Technology Transfer for Tier 1 Programs.

5.3.1P-BCMA-ALLO1 Tier 1 Program. As promptly as possible after the formation of the JMT, but no later than [***] after such JMT formation, the JMT shall draft and approve an initial technology transfer plan, with respect to the P-BCMA-ALLO1 Tier 1 Program,

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

pursuant to which Poseida shall, [***], transfer to Roche (under the JMT’s oversight) (a) [***],

(b) [***]. Such initial technology transfer plan shall (i) list such documents and Materials to be transferred from Poseida to Roche, (ii) describe the activities to be undertaken by the Parties to facilitate the transfer of such Know-How and (iii) state an estimated timeline and allocation of responsibility with respect to such initial technology transfer, in each case (a)-(c), to denote successful completion of such initial technology transfer under this Section 5.3.

5.3.2P-CD19/CD20-ALLO1 Tier 1 Program. As promptly as possible after the IND of the first Tier 1 Product under the P-CD19/CD20-ALLO1 Tier 1 Program goes into effect in accordance with 21 C.F.R. 312.40(b), but no later than [***] after such IND goes into effect, the JMT shall draft and approve an initial technology transfer plan, with respect to the P-CD19/CD20- ALLO1 Tier 1 Program, pursuant to which Poseida shall, [***], transfer to Roche (under the JMT’s oversight) (a) [***], (b) [***]. Such initial technology transfer plan shall (i) list such documents and Materials to be transferred from Poseida to Roche, (ii) describe the activities to be undertaken by the Parties to facilitate the transfer of such Know-How and (iii) state an estimated timeline and allocation of responsibility with respect to such initial technology transfer, in each case (a)-(c), to denote successful completion of such initial technology transfer under this Section 5.3.

5.4Technology Transfer. For each Therapeutic Program, within [***] of the Manufacturing Transition Initiation Date, the JMT shall draft and approve a Technology Transfer Plan. As promptly as possible following the JMT’s approval of the Technology Transfer Plan for a Therapeutic Program, Poseida, [***], shall initiate and complete (and cause its Authorized Subcontractors to initiate and complete) a transfer to Roche, or its designee, to the extent not previously disclosed (including under Section 5.3), and in accordance with the applicable Technology Transfer Plan for such Therapeutic Program, as described in this Section 5.4. The transfer obligations described in Sections 5.4.1, 5.4.2, and 5.4.3 collectively, the “Technology Transfer”:

5.4.1Documents Transfer. Poseida shall effect a full transfer to Roche or its designee of [***]. Such transfer shall include the provision of [***]

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

[***].

5.4.2	Materials Transfer. Poseida shall, within [***] of Roche’s request, assign and transfer to Roche or its designee and deliver or make available to Roche or its designee, [***] inventory of the applicable Therapeutic Product(s) or any other Materials Controlled by Poseida that relate exclusively to the Manufacture of the applicable Therapeutic Product(s), including details of such inventory and Materials to be transferred and the conditions for such transfer. To the extent any such inventory or Materials are in possession of a Third Party, [***].

5.4.3Know-How Transfer. Poseida shall, at a timeline determined by the JMT, effect a full transfer to Roche or its designee of [***]. Such access and assistance shall occur through the JMT, on-site visits at Poseida’s or Roche’s facilitates (or facilitates of its Affiliates or designated CMOs, as applicable), or telephonic, videoconference, or other meetings with personnel of Poseida and Authorized Subcontractors. [***].

5.4.4Additional Technology Transfer Activities. Following completion of the Technology Transfer pursuant to the Technology Transfer Plan for the applicable Therapeutic Program until [***] thereafter, [***]. The Parties shall bear the cost of such additional Technology Transfer activities as follows: [***].

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

5.5Commercial Supply. Roche shall have the sole right and responsibility, at its own expense, for the commercial Manufacture and supply of Tier 1 Products, Optioned Tier 2 Products and Collaboration Products.

ARTICLE 6

Licenses; Licensed Technologies

6.1	Tier 1 Programs

6.1.1Exclusive License from Poseida to Roche. For each Tier 1 Program, Poseida hereby grants to Roche, effective upon the Effective Date, an exclusive, non-transferable (except as permitted pursuant to Section 17.3), worldwide, royalty-bearing license, including the right to sublicense through multiple tiers (in accordance with Section 6.8), under the Poseida Background IP and Poseida’s interest in Joint IP, in each case, to make, use, offer for sale, sell, import, and otherwise fully exploit in the Field the Tier 1 Products.

6.1.2Temporary Non-Exclusive Sublicense from Roche to Poseida. For each Tier 1 Program, Roche hereby grants to Poseida, effective upon the Effective Date, a non-exclusive, non- transferable (except as permitted pursuant to Section 17.3), non-sublicensable sublicense under the license granted to Roche in Section 6.1.1 solely to perform Poseida’s obligations under the applicable Tier 1 Development Plan, Tier 1 Process Development Plan, and Manufacturing activities under Sections 5.2.1(a), 5.2.1(c) and 5.2.5 (as applicable) for the applicable Tier 1 Program.

6.2	Tier 2 Programs

6.2.1Exclusive License from Poseida to Roche. For each Optioned Tier 2 Program, Poseida hereby grants to Roche, effective upon the date of receipt of Roche’s written notice of exercise of its Option for the applicable Optioned Tier 2 Program pursuant to Section 3.2.1 or 3.2.3, as applicable, (and after the HSR Clearance Date for such Option exercise if Roche determines an HSR Filing is required with respect to such Option exercise), an exclusive, non- transferable (except as permitted pursuant to Section 17.3) worldwide royalty-bearing license, including the right to sublicense through multiple tiers (in accordance with Section 6.8), under the Poseida Background IP and Poseida’s interest in Joint IP, in each case, to make, use, offer for sale, sell, import, and otherwise fully exploit in the Field the Optioned Tier 2 Products for such Optioned Tier 2 Program.

6.2.2Temporary Non-Exclusive Sublicense from Roche to Poseida. For each Optioned Tier 2 Program, Roche hereby grants to Poseida, effective upon the effective date of Roche’s license for the applicable Optioned Tier 2 Program pursuant to Section 6.2.1, as applicable, a non-exclusive, non-transferable (except as permitted pursuant to Section 17.3), non- sublicensable license sublicense under the license granted to Roche in Section 6.2.1 solely to perform Poseida’s Manufacturing obligations under Sections 5.2.2(a), 5.2.2(c) and 5.2.5 (as applicable) for the applicable Optioned Tier 2 Program.

CONFIDENTIAL EXECUTION VERSION

6.3	Collaboration Programs

6.3.1	Poseida to Roche.

(a)Research Stage License. Poseida hereby grants to Roche, effective upon the Effective Date, a non-exclusive, non-transferable (except as permitted pursuant to Section 17.3), worldwide license, including the right to sublicense through multiple tiers (in accordance with Section 6.8), under the Poseida Background IP solely to perform the activities allocated to Roche under the Initial Collaboration Research Plan during the Initial Collaboration Research Term (and if applicable, under the Additional Collaboration Research Plan during the Additional Collaboration Research Term).

(b)Commercial License. For each Collaboration Program, Poseida hereby grants to Roche, effective upon Collaboration Research Program Designation of the applicable Collaboration Program (and after the HSR Clearance Date for such Collaboration Research Program Designation if Roche determines an HSR Filing is required with respect to such Collaboration Research Program Designation), an exclusive, non-transferable (except as permitted pursuant to Section 17.3), worldwide and royalty-bearing license, including the right to sublicense through multiple tiers (in accordance with Section 6.8), under the Poseida Background IP and Poseida’s interest in Joint IP, in each case, to make, use, offer for sale, sell, import, and otherwise fully exploit in the Field the Collaboration Products from such Collaboration Program.

6.3.2	Roche to Poseida.

(a)Research Stage License. Roche hereby grants to Poseida, effective upon the Effective Date, a non-exclusive, non-transferable (except as permitted pursuant to Section 17.3), non-sublicensable, worldwide license under the Roche Background IP to perform the activities allocated to Poseida under the Initial Collaboration Research Plan during the Initial Collaboration Research Term (and if applicable, under the Additional Collaboration Research Plan during the Additional Collaboration Research Term) and Poseida’s Manufacturing obligations under Section 5.2.1(a).

(b)Temporary Collaboration Program License and Sublicense. For each Collaboration Program, Roche hereby grants to Poseida, effective upon Collaboration Research Program Designation of the applicable Collaboration Program, a non-exclusive, non-transferable (except as permitted pursuant to Section 17.3), non-sublicensable worldwide sublicense under the Roche Background IP and the license granted to Roche in Section 6.3.1(b), in all cases, solely to perform Poseida’s obligations under the applicable Collaboration Research Plan or, if applicable, Early Development Collaboration Plan and Poseida’s Manufacturing obligations under Sections

5.2.3 and 5.2.5 (as applicable).

6.4	[***]

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

[***].

6.5	[***].

6.6	Licensed Technologies

6.6.1	Initial Evaluation License.

(a)License. Effective upon the later of the Effective Date or [***] (unless the Parties agree otherwise in writing) and terminating [***] after the date of Roche’s receipt of Poseida’s notice of the of the Initial Licensed Technologies Transfer (the “Initial Research License Term”), Poseida hereby grants to Roche a non-exclusive, non-transferable (except as permitted pursuant to Section 17.3), sublicensable to Affiliates only (in accordance with Section 6.8), worldwide license under the (i) Cas-CLOVER Gene Editing IP, (ii) Tscm-Enabling IP, and

(iii) the Donor Selection IP (collectively, the “Licensed Technologies”) solely to perform research activities pursuant to the study plan attached hereto as Exhibit 6.6.1(a), as may be amended upon agreement of the Parties (the “Study Plan”).

(b)Limited Initial Licensed Technologies Transfer. Poseida shall provide to Roche, within [***] of the commencement of the Initial Research License Term, the [***] (the “Initial Licensed Technologies Transfer”). Poseida shall provide written notice to Roche upon completion of the Initial Licensed Technologies Transfer.

6.6.2	Research and Development License.

(a)Option for Extended Research and Development License. Poseida hereby grants to Roche a non-exclusive option, exercisable at any time during the Initial Research License Term, for the non-exclusive, research and development license under the Licensed Technologies set forth in Section 6.6.2(b) and for a full technology transfer with respect to the Licensed Technologies as provided in Section 6.6.2(c) (the “R&D License Option”). Roche may

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

exercise the R&D License Option by providing written notice to Poseida of its election during the Initial Research License Term. If Roche provides such notice, Roche shall pay the R&D License Fee to Poseida as provided in Section 8.5.1.

(b)License. Effective from the date of exercise by Roche of the R&D License Option pursuant to Section 6.6.2(a) and terminating on the [***] of such date (the “R&D License Term”), Poseida hereby grants to Roche a non-exclusive, non-transferable (except as permitted pursuant to Section 17.3), worldwide license, including the right to sublicense through multiple tiers (in accordance with Section 6.8), under the Licensed Technologies to research, develop, and manufacture (but not commercialize) Off-The-Shelf TCR-Expressing Cell Therapies Directed To a Licensed Target and Personalized TCR-Expressing Cell Therapies (the “R&D License”).

(c)Full Licensed Technologies Transfer. Promptly following the date of Roche’s exercise of the R&D License Option pursuant to Section 6.6.2(a) or at such later date as requested by Roche, Poseida will, [***] for the first [***] FTE hours of technology transfer services, initiate and complete a technology transfer to Roche (the “Full Licensed Technologies Transfer”) of [***] (“Licensed Technologies Know-How”). [***]. Notwithstanding the foregoing, Poseida shall not be required to transfer any Know-How pursuant to this Section 6.6.2(c) if such Know-How has previously been provided by Poseida to Roche for pursuant to the Initial Licensed Technologies Transfer or if such Know-How is not within the Licensed Technologies. [***].

(d)Designation of a Licensed Target for Off-The-Shelf TCR-Expressing Cell Therapies; [***]. During the R&D License Term, Roche may, under the R&D License, use the Licensed Technologies to research, develop, and manufacture (but not commercialize) Off- The-Shelf TCR-Expressing Cell Therapies, but only those Directed To a Licensed Target. For clarity, [***]. With respect to Off-The-Shelf TCR-Expressing Cell Therapies, Roche may nominate, in accordance with this Section 6.6.2(d), a Target directed to a solid tumor (each, a “Proposed Target”) either to add as a Licensed Target [***]. To nominate a Proposed Target, Roche shall provide written notice to Poseida through Poseida’s Alliance Manager with the identity of such Proposed Target and its intent to nominate such Proposed Target either to add as a Licensed Target [***]

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

[***] (such notice, a “Nomination”). All Nominations, including [***], must be submitted prior to the expiration of the R&D License Term, [***].

6.6.3	[***].

6.6.4	Commercial License

(a)Commercial License Option. Poseida hereby grants to Roche a non- exclusive option, exercisable at any time during the R&D License Term, for the non-exclusive, commercial license under the Licensed Technologies set forth in Section 6.6.4(b) (the “Commercial License Option”). Roche may exercise the Commercial License Option by providing written notice to Poseida of its election during the R&D License Term (the “Commercial License Option Exercise”). If Roche provides such notice, Roche shall pay the Commercial License Fee to Poseida as provided in Section 8.5.2.

(b)License. Effective upon the date of Commercial License Option Exercise, Poseida hereby grants to Roche a non-exclusive, non-transferable (except as permitted pursuant to Section 17.3), royalty-bearing, worldwide license, including the right to sublicense through multiple tiers (in accordance with Section 6.8), under the Licensed Technologies to make, modify, use, offer for sale, sell, import, and otherwise fully exploit Licensed Products (the “Commercial License”).

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

(c)Designated Licensed Targets. The Commercial License Option and payment of the Commercial License Fee by Roche shall entitle Roche to designate one (1) of the then-existing Licensed Targets as a “Designated Licensed Target”, to which the Commercial License with respect to Off-The-Shelf TCR-Expressing Cell Therapies will apply, by providing written notice to Poseida concurrently with the Commercial License Option Exercise. At any time during the R&D License Term, Roche may further designate additional Licensed Target(s) as Designated Licensed Target(s) to which the Commercial License with respect to Off-The-Shelf TCR-Expressing Cell Therapies will apply, by providing written notice to Poseida of the additional Licensed Target to be added as a Designated Licensed Target. For each such additional Designated Licensed Target, Roche shall pay a Target Extension Fee to Poseida as provided in Section 8.5.3. Effective upon the date of Poseida’s receipt of written notice from Roche identifying the Licensed Target to be added as a Designated Licensed Target. The Commercial License may be expanded under this Section 6.6.4(c) to allow for a maximum of three (3) Designated Licensed Targets with respect to Off-The-Shelf TCR-Expressing Cell Therapies. For clarity, the Commercial License for Personalized TCR-Expressing Cell Therapies is not subject to the Designated Licensed Target restriction.

6.7Additional Know-How. [***], at least [***] each Calendar Year for the first [***] after the Effective Date and then [***] each Calendar Year thereafter (or such other frequency as mutually agreed by the Parties), Poseida shall provide to Roche (or the JRT, JDT, or JMT as appropriate) any and all [***] (each provision of such additional Know-How, a “Technical Update”), [***]. Notwithstanding the foregoing, at any time during the Term, Roche may (a) request that Poseida limit the scope of disclosure of a Technical Update, which request may be withdrawn in a subsequent Technical Update, and (b) terminate its right to receive future Technical Updates by written notice to Poseida.

6.8Sublicenses by Roche. Roche shall have the right to sublicense the rights granted under Sections 6.1.1, 6.2.1, 6.3.1, 6.6.1, 6.6.2(a), 6.6.2(b) and 6.6.4(b) to its Affiliates and Third Party subcontractors or bona fide collaborators; provided that such sublicense is subject to and consistent with the terms and conditions of this Agreement, and provided further that Roche shall remain responsible for such Affiliate’s or Third Party’s compliance with all obligations under this Agreement applicable to such Affiliate or Third Party. In the case of any sublicense granted by Roche under the licenses granted under Section 6.6.2(b) or Section 6.6.4(b), Roche shall have the right to grant such sublicense only in connection with the grant of a license to Patents or Know- How owned or licensed by Roche or its Affiliates and for the development and commercialization of Licensed Products.

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

6.9	Subcontracting.

6.9.1Subcontractors. Roche shall have the right to subcontract any of its activities under this Agreement to a Third Party. Poseida shall not subcontract any material activities under a Tier 1 Development Plan, Tier 1 Process Development Plan, Initial Collaboration Research Plan, Additional Collaboration Research Plan, Collaboration Research Plan, Early Development Collaboration Plan, or Manufacturing activities, to a Third Party, other than to the applicable Authorized Subcontractor. The activities performed by an Authorized Subcontractor on behalf of Poseida shall be pursuant to a written subcontract specifying the work to be subcontracted, and containing provisions consistent with the terms and conditions of this Agreement, including with respect to confidentiality and intellectual property. Poseida shall provide Roche the opportunity to review any such subcontract prior to its execution.

6.9.2Performance. Each Party shall be responsible (and liable) to the other Party for the performance of such Party’s activities pursuant to this Agreement by its subcontractors and for any failure by its subcontractors to comply with the restrictions, limitations and obligations set forth in this Agreement as if such performance or failure of such subcontractors were the performance or failure of such Party under this Agreement.

6.10	Third Party Licenses.

6.10.1Third-Party In-License Agreement Obligations. The terms of this Agreement, including the licenses and rights granted to Roche hereunder and Article 12, are subject in all respects to the terms of the Third Party In-License Agreements, and Roche shall comply with such terms, (a) [***] or (b) accepted by Roche pursuant to the proviso in the definition of Control in Section 1.61 as reasonably agreed by the Parties [***].

6.10.2Cooperation. Notwithstanding Poseida’s obligation of non-disclosure of Roche’s Confidential Information set forth in Section 10.3, Poseida shall have the right to share information contained in any final royalty report accompanying a royalty payment (or related to milestones or payments received), progress report or information disclosed in connection with patent prosecution, maintenance, enforcement or defense of a Patent licensed under the applicable Third Party In-License Agreement, or indemnification delivered by Roche under this Agreement solely to the extent necessary to fulfill its reporting obligations under any Third Party In-License Agreement [***], provided that Poseida (a) may disclose only such information that is required to fulfill such reporting obligations as advised by its legal counsel, (b) shall provide Roche with a copy of the intended disclosure reasonably in advance for Roche to review and comment prior to such disclosure (which comments Poseida shall reasonably consider in good faith), provided that Poseida shall have no obligation to provide any information in such disclosure that was not provided by Roche, (c) shall only share such information with the counterparty under the relevant Third Party In-License Agreement subject to a written obligation of confidentiality, and (d) if applicable, shall enter into a common interest agreement or joint defense agreement to maintain any applicable legal privileges. Roche shall reasonably cooperate with Poseida to ensure compliance with the terms [***] to the extent arising out of Roche activities under this Agreement.

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

6.10.3Excluded Third Party In-License Agreements. Notwithstanding anything to the contrary herein, the licenses granted by Poseida hereunder as of the Effective Date do not grant to Roche rights or licenses under the Excluded Third Party In-License Agreements.

6.11Change in Control. Notwithstanding anything in this Agreement to the contrary, following the closing of a Change in Control of Poseida, [***].

6.12No Additional Licenses. Except as expressly provided in this Agreement, nothing in this Agreement shall grant either Party any right, title or interest in and to the Know-How, Patents or other intellectual property rights of the other Party (either expressly or by implication or estoppel) and all rights not specifically granted herein are reserved to and retained by the possessing Party.

ARTICLE 7

Exclusivity

7.1	Exclusivity

7.1.1Tier 2 Programs. Subject to Section 7.2, for each Tier 2 Program, [***], Poseida shall not itself, or through or with any of its Affiliates, directly or indirectly, [***]

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

[***].

7.1.2	Initial Collaboration Research Programs; Additional Collaboration Research

Programs. Subject to Section 7.2, [***], Poseida shall not itself, or through or with any of its Affiliates, directly or indirectly, research, develop, or commercialize, or authorize, enable, or license any Third Party to [***].

7.1.3Tier 1 Programs, Optioned Tier 2 Programs, and Collaboration Programs. Subject to Section 7.2, for each (a) Tier 1 Program, from the Effective Date, (b) Optioned Tier 2 Program, from the exercise of the applicable Option, and (c) Collaboration Program, from Collaboration Research Program Designation, until [***], Poseida shall not itself, or through or with any of its Affiliates, directly or indirectly, [***].

7.2	Exceptions.

7.2.1	[***]

7.2.2Change in Control. If a Third Party becomes an Affiliate of Poseida after the Effective Date through merger, acquisition, stock or asset sale or other similar transaction (each, an “Acquisition Affiliate”), then, with respect to each Acquisition Affiliate’s activities that, if

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

conducted by Poseida, would cause Poseida to be in breach of its exclusivity obligations set forth in Section 7.1 (such activities, a “Competing Program”):

[***].

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

ARTICLE 8

Financial Terms

8.1Upfront Payment. In consideration for the rights and licenses set forth herein, no later than thirty (30) days after Roche’s receipt of an invoice therefor from Poseida promptly issued following the Effective Date, Roche shall pay Poseida a one-time, non-creditable, non-refundable upfront payment in the amount of one hundred ten million US Dollars ($110,000,000).

8.2	Tier 1 Programs

8.2.1Reimbursement of Certain Tier 1 Development Expenses. For each Tier 1 Program, Roche shall reimburse [***] of the FTE Costs and Out-of-Pocket Costs incurred by Poseida after the Execution Date in the performance of its Tier 1 Activities under and in accordance with the applicable Tier 1 Development Plan (for the avoidance of doubt, [***] up to a maximum reimbursement cap of twenty million US Dollars ($20,000,000) for each Tier 1 Program. Any Tier 1 Development Expenses incurred by Poseida for each Tier 1 Program in excess of the foregoing cap for such Tier 1 Program shall be [***]. Until the foregoing cap for such Tier 1 Program has been reached, Poseida shall provide to Roche with regard to such Tier 1 Program, an invoice for Roche’s reimbursable share of the Tier 1 Development Expenses within [***] following the end of the Calendar Quarter in which such Tier 1 Development Expenses were incurred, accompanied by a written report summarizing all Tier 1 Development Expenses for the applicable Tier 1 Program during such Calendar Quarter and calculating the amount thereof reimbursable by Roche under this Section 8.2.1. [***]

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

[***].

8.2.2	[***]:

Tier 1 Program	P-BCMA-ALLO1	P-CD19/CD20-ALLO1
[***]	$[***]	$[***]

[***].

8.3	Tier 2 Programs

8.3.1Option Exercise Fees. For each Tier 2 Program for which Roche provides written notice to Poseida to exercise its Option pursuant to either Section 3.2.1 or 3.2.3, Roche shall pay Poseida the following one-time, non-creditable, non-refundable, Option exercise fee corresponding to the stage in development when such Option is exercised (an “Option Exercise Fee”):

Stage of Development at Time of Exercise	ED-Go Decision	Phase I DE+
Option Exercise Fee	$[***]	$[***]

Poseida shall invoice Roche for the applicable Option Exercise Fee after receipt of written notice from Roche of its exercise of its Option pursuant to Section 3.2.1 or 3.2.3, and Roche will pay Poseida within [***] of receipt of an undisputed invoice from Poseida with respect thereto.

8.3.2Option Maintenance Fees. For each Tier 2 Program for which Roche does not exercise its Option at “ED-Go” but instead provides written notice to Poseida to elect to extend the Option Exercise Period pursuant to Section 3.2.2, Roche shall pay Poseida a one-time, non- creditable, non-refundable option maintenance fee in the amount of [***] (an “Option Maintenance Fee”). Poseida shall invoice Roche for the Option Maintenance Fee after receipt of written notice from Roche of its election to extend the Option Exercise Period pursuant to Section 3.2.2, and Roche will pay Poseida within [***] of receipt of an undisputed invoice from Poseida with respect thereto.

8.4	Collaboration Programs.

8.4.1Additional Collaboration Research Fee. If Roche elects to add the Additional Collaboration Research Program pursuant to Section 3.4.2, Roche shall pay Poseida a one-time,

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

non-creditable, non-refundable, fee in the amount of [***] (the “Additional Collaboration Research Fee”). Poseida shall invoice Roche for the Additional Collaboration Research Fee after written notice from Roche of its election to add the Additional Collaboration Research Program pursuant to Section 3.4.2, and Roche will pay Poseida within [***] of receipt of an undisputed invoice from Poseida with respect thereto.

8.4.2Collaboration Research Program Designation Fee. If Roche designates a Collaboration Research Program pursuant to Section 3.4.3, Roche shall pay Poseida a one-time, non-creditable, non-refundable, fee for each such Collaboration Research Program in the amount of [***] (each, a “Collaboration Research Program Designation Fee”). Poseida shall invoice Roche for the Collaboration Research Program Designation Fee after receiving Roche’s Collaboration Research Program Designation pursuant to Section 3.4.3, and Roche will pay Poseida within [***] of receipt of an undisputed invoice from Poseida with respect thereto.

8.4.3Reimbursement of a Portion of Early Development Collaboration Program Expenses. For each Collaboration Program for which Roche elects to pursue an Early Development Collaboration Program under Section 3.4.4(b) or 3.4.6, Roche shall reimburse [***] of the FTE Costs, Out-of-Pocket Costs, and [***] actually incurred by Poseida in the performance of its activities under the Early Development Collaboration Plan and any Early Development Candidate Remediation Plan each in accordance with the budgets included therein (collectively, the “Early Development Collaboration Expenses”). For clarity, in no event shall Roche be obligated under this Section 8.4.3 to reimburse Poseida more than [***] of the budget set forth in the Early Development Collaboration Plan or Early Development Candidate Remediation Plan, as applicable. For each Early Development Collaboration Program, Poseida shall provide to Roche an invoice for any Early Development Collaboration Expenses within [***] following the end of the Calendar Quarter in which such Early Development Collaboration Expenses were incurred accompanied by a written report summarizing all such Early Development Collaboration Expenses incurred in such Calendar Quarter and calculating the amount thereof reimbursable by Roche under this Section 8.4.3. [***]

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

[***].

8.5	Licensed Technologies.

8.5.1R&D License Fee. If Roche elects to exercise the R&D License Option pursuant to Section 6.6.2(a), Roche shall pay Poseida a one-time, non-creditable, non-refundable research and development license fee in the amount of [***] (the “R&D License Fee”). Poseida shall invoice Roche for the R&D License Fee after written notice from Roche of its election to exercise the R&D License Option pursuant to Section 6.6.2(a), and Roche will pay Poseida within [***] of receipt of an undisputed invoice from Poseida with respect thereto.

8.5.2Commercial License Fee. If Roche exercises the Commercial License Option set forth in Section 6.6.4(a) with respect to Off-The-Shelf TCR-Expressing Cell Therapies Directed To a particular Licensed Target (which shall become a Designated Licensed Target as a result of such exercise) and Personalized TCR-Expressing Cell Therapies, Roche shall pay Poseida a one- time, non-creditable, non-refundable commercial license fee in the amount of [***] (“Commercial License Fee”). Poseida shall invoice Roche for the Commercial License Fee after written notice from Roche of its election to exercise the Commercial License Option pursuant to Section 6.6.4(a), and Roche will pay Poseida within [***] of receipt of an undisputed invoice from Poseida with respect thereto.

8.5.3Target Extension Fee. If Roche elects to expand the scope of the license granted pursuant to Section 6.6.4(b) to add up to [***] additional Designated Licensed Targets as described in Section 6.6.4(c), Roche shall pay Poseida a non-creditable, non-refundable target extension fee for each additional Designated Licensed Target (each, a “Target Extension Fee”) in the amount of [***]. Poseida may invoice Roche for a Target Extension Fee after written notice from Roche of its election to add an additional Licensed Target as a Designated Licensed Target pursuant to Section 6.6.4(c), and Roche will pay Poseida within [***] of receipt of an undisputed invoice from Poseida with respect thereto.

8.6	Development and Regulatory Milestones.

8.6.1Tier 1 Programs; Optioned Tier 2 Programs. For each Tier 1 Program or Optioned Tier 2 Program, Roche shall pay Poseida each applicable non-creditable, non-refundable milestone payment set forth in the following table, in accordance with Section 9.1.1, following the first achievement of the corresponding milestone event for such Tier 1 Program or Optioned Tier 2 Program, as applicable:

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

Milestone Event	P-BCMA- ALLO1 Program	P-CD19/CD20- ALLO1 Program	Optioned Tier 2 Program with Option exercise at Completion of Phase I DE+ (pursuant to Section 3.2.3)	Optioned Tier 2 Program with Option exercise at ED-Go (pursuant to Section 3.2.1)
[***]	[***]	[***]	[***]	$[***]
[***]	$[***]	$[***]	[***]	[***]
[***]	$[***]	$[***]	[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]	$[***]

[***]. For the avoidance of doubt, Roche’s cumulative obligation under this Section 8.6.1 shall in no event exceed: (a) for the P-BCMA-ALLO1 Tier 1 Program, [***]; (b) for the P-CD19/CD20 Tier 1 Program, [***]; (c) for each Optioned Tier 2 Program for which

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

Roche exercises its Option the Completion of Phase I DE+, [***]; and (d) for each Optioned Tier 2 Program for which Roche exercises its Option at “ED-Go”, [***].

As used herein, [***] for which the same milestone has not been achieved previously, and does not need to be the same for each milestone. For example, the milestone for [***] for a [***] and the milestone for [***] for a [***] may be achieved in [***]. For clarity, if either a Tier 1 Product [***] or an Optioned Tier 2 Product [***] achieves the “[***]” milestone, then the same Tier 1 Product [***] or Optioned Tier 2 Product [***] is eligible to achieve the “[***]” only if (i) such [***] is tested in an [***] tested in achieving the “[***]” milestone and (ii) such “[***]” milestone has not already been achieved by the applicable Tier 1 Product or Optioned Tier 2 Product [***].

8.6.2Collaboration Programs. For each Collaboration Program, Roche shall pay Poseida each non-creditable, non-refundable, milestone payment set forth in the following table, in accordance with Section 9.1.1, following the first achievement of the corresponding milestone event for such Collaboration Program:

Milestone Event	Program Transition at Completion of Phase I DE+ (pursuant to Section 3.4.6(b))	Program Transition at ED-Go (pursuant to Section 3.4.4(b))
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

Milestone Event	Program Transition at Completion of Phase I DE+ (pursuant to Section 3.4.6(b))	Program Transition at ED-Go (pursuant to Section 3.4.4(b))
[***]

[***]. For the avoidance of doubt, Roche’s cumulative obligation under this Section 8.6.2 shall in no event exceed: (a) for each Collaboration Program for which Program Transition occurs at the Completion of the Phase I DE+, [***] and (b) for each Collaboration Program for which Program Transition occurs at “ED-Go”, [***]. For clarity, if a Collaboration Product [***] achieves the “[***]” milestone, then the same Collaboration Product [***] is eligible to achieve the “[***]” only if (i) such [***] tested in achieving the “[***]” milestone and (ii) such “[***]” milestone has not already been achieved by the applicable Tier 1 Product or Optioned Tier 2 Product [***].

8.6.3	Licensed Products.

(a)Autologous Licensed Products. Roche shall pay Poseida each non- creditable, non-refundable, milestone payment set forth in the following table, in accordance with Section 9.1.1, following the first achievement of the corresponding milestone event by an Autologous Licensed Product that is [***]:

Milestone Event	Milestone Payment
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

[***]. For the avoidance of doubt, Roche’s cumulative obligation under this Section 8.6.3(a) shall in no event exceed: (I) [***] for Autologous Licensed Products that are [***], (II) for each Designated Licensed Target, [***] for Autologous Licensed Products that are [***]

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

[***] Directed To such Designated Licensed Target, and (III) if there are [***] Designated Licensed Targets, [***] for all [***] Directed To any Designated Licensed Target.

(b)Allogeneic Licensed Products. Roche shall pay Poseida each milestone payment set forth in the following table, in accordance with Section 9.1.1, following the first achievement of the corresponding milestone event by an Allogeneic Licensed Product that is [***]:

Milestone Event	Milestone Payment
[***]	$[***]
[***]	$[***]
[***]	$[***]
[***]	$[***]

[***]. For the avoidance of doubt, Roche’s cumulative obligation under this Section 8.6.3(b) shall in no event exceed: (I) [***] for Allogeneic Licensed Products that are [***] and (II) for each Designated Licensed Target, [***] for Allogeneic Licensed Products that are [***] Directed To such Designated Licensed Target and (III) if there are [***] Designated Licensed Targets, [***] for all [***] Directed To such [***] Designated Licensed Targets.

8.6.4Skipped Milestones. If any [***] under Section 8.6.1, 8.6.2, 8.6.3(a) or 8.6.3(b) is skipped because no [***], then the applicable skipped milestone event will be deemed achieved at the time of [***]), and the corresponding milestone payment for such skipped milestone event(s) will be paid at the time of [***]

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

[***].

8.7	Net Sales Milestones.

8.7.1Tier 1 Programs; Optioned Tier 2 Programs. For each Tier 1 Program and Optioned Tier 2 Program, Roche shall pay Poseida each non-creditable, non-refundable milestone payment set forth in the following table, in accordance with Section 9.1.2, following the first achievement of the applicable milestone event by a Tier 1 Product of such Tier 1 Program or Optioned Tier 2 Product of such Optioned Tier 2 Program, respectively:

Milestone Event (based on worldwide Annual Net Sales of a single Tier 1 Product or a single Optioned Tier 2 Product)	Tier 1 Programs	Optioned Tier 2 Programs with Option exercise at Completion of Phase I DE+ (pursuant to Section 3.2.3)	Optioned Tier 2 Programs with Option exercise at ED-Go (pursuant to Section 3.2.1)
Worldwide Annual Net Sales [***]	$[***]	$[***]	$[***]
Worldwide Annual Net Sales [***]	$[***]	$[***]	$[***]
Worldwide Annual Net Sales [***]	$[***]	$[***]	$[***]

[***]. For the avoidance of doubt, Roche’s cumulative obligation under this Section 8.7.1 shall in no event exceed: (a) for each Tier 1 Program, [***]; (b) for each Optioned Tier 2 Program for which Roche exercises its Option at the Completion of Phase I DE+, [***]; and (c) for each Optioned Tier 2 Program for which Roche exercises its Option at “ED-Go”, [***].

8.7.2Collaboration Programs. For each Collaboration Program, Roche shall pay Poseida each non-creditable, non-refundable milestone payment set forth in the following table, in accordance with Section 9.1.2, following the first achievement of the applicable milestone event by a Collaboration Product of such Collaboration Program:

Milestone Event (based on worldwide Annual Net Sales of a single Collaboration Product)	Program Transition at Completion of Phase I DE+ (pursuant to Section 3.4.4(b))	Program Transition at ED-Go (pursuant to Section 3.4.6(b))
Worldwide Annual Net Sales [***]	$[***]	$[***]

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

Milestone Event (based on worldwide Annual Net Sales of a single Collaboration Product)	Program Transition at Completion of Phase I DE+ (pursuant to Section 3.4.4(b))	Program Transition at ED-Go (pursuant to Section 3.4.6(b))
Worldwide Annual Net Sales [***]	$[***]	$[***]
Worldwide Annual Net Sales [***]	$[***]	$[***]

[***]. For the avoidance of doubt, Roche’s cumulative obligation under this Section 8.7.1 shall in no event exceed: (a) for each Collaboration Program for which Program Transition occurs at the Completion of Phase I DE+, [***], and (b) for each Collaboration Program for which Program Transition occurs at “ED-Go”, [***].

8.7.3	Licensed Products.

(a)Autologous Licensed Products. Roche shall pay Poseida each non- creditable, non-refundable milestone payment set forth in the following table, in accordance with Section 9.1.2, following the first achievement of the corresponding milestone event for Autologous Licensed Products that are [***]:

Milestone Event [***]	Milestone Payment
Worldwide Annual Net Sales [***]	$[***]
Worldwide Annual Net Sales [***]	$[***]
Worldwide Annual Net Sales [***]	$[***]

[***]. For the

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

avoidance of doubt, Roche’s cumulative obligation under this Section 8.7.3(a) shall in no event exceed: (I) [***] for Autologous Licensed Products that are [***], (II) for each Designated Licensed Target, [***] for Autologous Licensed Products that are [***] Directed To such Designated Licensed Target, and (III) if there are [***] Designated Licensed Targets, [***] for all Autologous Licensed Products that are [***] Directed To such [***] Designated Licensed Targets.

(b)Allogeneic Licensed Products. Roche shall pay Poseida each non- creditable, non-refundable milestone payment set forth in the following table, in accordance with Section 9.1.2, following the first achievement of the corresponding milestone event for Allogeneic Licensed Products that are [***]:

Milestone Event [***]	Milestone Payment
Worldwide Annual Net Sales [***]	$[***]
Worldwide Annual Net Sales [***]	$[***]
Worldwide Annual Net Sales [***]	$[***]

[***]. For the avoidance of doubt, Roche’s cumulative obligation under this Section 8.7.3(b) shall in no event exceed: (I) [***] for Allogeneic Licensed Products that are [***], (II) for each Designated Licensed Target, [***] for Allogeneic Licensed Products that are [***] Directed To such Designated Licensed Target, and (III) if there are [***] Designated Licensed Targets, [***] for all Allogeneic Licensed Products that are [***] Directed To such [***] Designated Licensed Targets.

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

8.8	Royalties.

8.8.1Tier 1 Products; Optioned Tier 2 Products. During the applicable Royalty Term, Roche shall pay Poseida, in accordance with Article 9, on a per-Tier 1 Product or per-Optioned Tier 2 Product, as applicable, and country-by-country basis, and subject to Sections 8.9.1, 8.9.2(b), 8.9.3, and 8.9.4, a non-creditable, non-refundable royalty on worldwide Annual Net Sales of such Tier 1 Product or Optioned Tier 2 Product, as applicable, as follows:

Worldwide Annual Net Sales Thresholds	Tier 1 Programs royalty rates applicable to such portion	Tier 2 Programs with Option exercise at Completion of Phase I DE+ (pursuant to Section 3.2.3) royalty rates applicable to such portion	Tier 2 Programs with Option exercise at ED-Go (pursuant to Section 3.2.1) royalty rates applicable to such portion
Portion of worldwide Annual Net Sales [***]	[***]%*	[***]%	[***]%
Portion of worldwide Annual Net Sales [***]	[***]%*	[***]%	[***]%
Portion of worldwide Annual Net Sales [***]	[***]%*	[***]%	[***]%

*The royalty rates for a Tier 1 Product that is subject to the Tier 1 Process Development Plan are subject to permanent adjustment (on a product-by-product basis) [***]

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

[***].

8.8.2	Collaboration Products. During the applicable Royalty Term, Roche shall pay

Poseida, in accordance with Article 9, on a Collaboration Product-by-Collaboration Product and country-by-country basis, and subject to Sections 8.9.1, 8.9.2(b), 8.9.3, and 8.9.4, a non-creditable, non-refundable royalty on worldwide Annual Net Sales of such Collaboration Products, as follows:

Worldwide Annual Net Sales Thresholds	Program Transition at Completion of Phase I DE+ (pursuant to Section 3.4.4) royalty rates applicable to such portion	Program Transition at ED-Go (pursuant to Section 3.4.6) royalty rates applicable to such portion
Portion of worldwide Annual Net Sales [***]	[***]%*	[***]%**
Portion of worldwide Annual Net Sales [***]	[***]%*	[***]%**
Portion of worldwide Annual Net Sales [***]	[***]%*	[***]%**

* If the applicable Collaboration Product uses [***], then the royalty rates above for such Collaboration Product will be [***].

** If the applicable Collaboration Product uses [***], then the royalty rates above for such Collaboration Product will be [***].

8.8.3	Licensed Products.

(a)Autologous Licensed Products; Allogeneic Licensed Products. During the applicable Royalty Term, Roche shall pay Poseida, in accordance with Article 9, on a per- Royalty Eligible Autologous Licensed Product or per-Royalty Eligible Allogeneic Licensed Product, as applicable, and country-by-country basis, and subject to Sections 8.9.2(b) and 8.9.4, a non-creditable, non-refundable, a royalty of [***] on worldwide Annual Net Sales of such Royalty Eligible Autologous Licensed Product or Royalty Eligible Allogeneic Licensed Product, as applicable. On a country-by-country basis, an Autologous Licensed Product is a “Royalty Eligible Autologous Licensed Product” or an Allogeneic Licensed Product is a “Royalty Eligible Allogeneic Licensed Product”, as applicable, if either (i) [***] or (ii) [***].

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

(b)iPSC-Derived Licensed Products. During the applicable Royalty Term, Roche shall pay Poseida, in accordance with Article 9, on an iPSC-Derived Licensed Product-by- iPSC-Derived Licensed Product and country-by-country basis, and subject to Section 8.9.2(b) and 8.9.4, a non-creditable, non-refundable royalty of [***] on worldwide Annual Net Sales of such iPSC-Derived Licensed Product. [***].

8.8.4	Royalty Term. “Royalty Term” means:

(a)Therapeutic Products. With respect to a Therapeutic Product, on a Therapeutic Product-by-Therapeutic Product and country-by-country basis, the period of time commencing upon the First Commercial Sale of such Therapeutic Product in such country, and expiring on a country-by-country basis upon the later of: (i) the expiration of the last-to-expire Valid Product Claim for such Therapeutic Product in such country and (ii) the [***] of the First Commercial Sale of such Therapeutic Product in such country.

(b)Royalty Eligible Autologous Licensed Products; Royalty Eligible Allogeneic Licensed Products. With respect to a Royalty Eligible Autologous Licensed Product or a Royalty Eligible Allogeneic Licensed Product, on a per-Royalty Eligible Autologous Licensed Product or per-Royalty Eligible Allogeneic Licensed Product and country-by-country basis, the period of time commencing upon the First Commercial Sale of such Royalty Eligible Autologous Licensed Product or Royalty Eligible Allogeneic Licensed Product, as applicable, in such country and expiring on a country-by-country basis upon the later of: (i) expiration of the last-to-expire Valid Product Claim for such Royalty Eligible Autologous Licensed Product or Royalty Eligible Allogeneic Licensed Product in such country and (ii) the [***] of the First Commercial Sale of such Licensed Product in such country.

(c)iPSC-Derived Licensed Products. With respect to an iPSC-Derived Licensed Product, on an iPSC-Derived Licensed Product-by-iPSC-Derived Licensed Product and country-by-country basis, the period of time commencing upon the First Commercial Sale of such iPSC-Derived Licensed Product in such country and expiring on a country-by-country basis upon the expiration of the last-to-expire Valid Product Claim for such iPSC-Derived Licensed Product in such country.

8.8.5Rights Following Expiration of Royalty Term. Upon expiration of the Royalty Term with respect to a Therapeutic Product or Licensed Product, as applicable, in a country, the applicable licenses in Sections 6.1.1 (for a Tier 1 Product), 6.2.1 (for an Optioned Tier 2 Product), 6.3.1(b) (for a Collaboration Product) and 6.6.4(b) (for a Licensed Product) shall be fully paid-up, perpetual, and irrevocable with respect to such Therapeutic Product or Licensed Product in that country.

8.8.6Single Royalty. No more than one stream of royalty payments shall be due under this Section 8.8 with respect to sales of any one particular Therapeutic Product or Licensed Product. For the avoidance of doubt, multiple royalties shall not be payable because the sale of a particular Therapeutic Product or Licensed Product is Covered by more than one (1) Valid Product Claim in the country in which such Therapeutic Product or Licensed Product is sold.

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

8.9	Payment Offsets and Reductions.

8.9.1Royalty Reduction for No Valid Product Claim. If in any Calendar Quarter during the Royalty Term of a Therapeutic Product, the sale of such Therapeutic Product [***], all royalty payments pursuant to Section 8.8.1 or 8.8.2 that would otherwise be payable hereunder for such Therapeutic Product in such country shall be reduced by [***] (subject to Section 8.9.4) for the remainder of such Royalty Term.

8.9.2	[***].

8.9.3	[***].

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

[***].

8.9.4	Cumulative Offsets and Reductions. The reductions and offsets to payments set forth in this Section 8.9, if applicable, shall be cumulative, [***] for such Therapeutic Product or Licensed Product in the applicable Calendar Quarter during the applicable Royalty Term under, in the case of a Therapeutic Product, the rates set forth in the tables in Section 8.8.1 (as adjusted per that Section for a particular Tier 1 Program) or Section 8.8.2 (as adjusted per that Section for a particular Collaboration Product), as applicable, and in the case of a Licensed Product, the rates set forth in Section 8.8.3(a) or 8.8.3(b), as applicable. [***].

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

8.10	[***].

ARTICLE 9

Payment Terms; Reports; Audits

9.1	Notice of Milestone Achievement; Timing of Milestone Payment.

9.1.1Development and Regulatory Milestones. With respect to each of the milestone events set forth in Section 8.6.1 and 8.6.2, the Party that achieved such milestone event and with respect to each of the milestone events set forth in Section 8.6.3, Roche shall inform the other Party or Poseida, as applicable, within [***] following the achievement of such event. Roche shall pay Poseida the respective milestone payment payable pursuant to Section 8.6 for achievement of such milestone event within [***] of receipt of an undisputed invoice from Poseida with respect thereto after achievement of such milestone event.

9.1.2Net Sales Milestones. With respect to each of the milestone events set forth in Section 8.7, Roche shall inform Poseida within [***] following the end of the Calendar Quarter in which the achievement of such event occurred, and Roche shall pay Poseida the respective milestone payment payable pursuant to Sections 8.7 for achievement of such milestone event within [***] of receipt of an undisputed invoice from Poseida with respect thereto after achievement of such milestone event.

9.2Timing of Royalty Payment. All royalty payments due under Section 8.8 shall be made within [***] of the end of each Calendar Quarter in which the sale was made.

9.3Royalty Report. For each Calendar Quarter for which Roche has an obligation to make royalty payments pursuant to Section 8.8, within [***] after the end of such Calendar Quarter, [***]. Each royalty payment made by Roche pursuant to Section 8.8 shall be accompanied by a report that specifies, on a per-Therapeutic Product or per-Licensed Product basis, for such Calendar Quarter the following information:

(a)total Sales and Net Sales of the applicable Therapeutic Products and Licensed Products;

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

applicable;

(b)	the royalty rate(s) applied pursuant to Sections 8.8.1, 8.8.2 or 8.8.3, as

(c)	any adjustments made pursuant to this Agreement, including Sections 8.9.1,

8.9.2(b), 8.9.3, and 8.9.4; and

(d)	the total royalties due to Poseida.

9.4Invoicing. Poseida shall send invoices under this Agreement to Roche via e-mail to the [***] (and to [***] may request) or to such other address as Roche may designate from time to time. Roche shall send invoices under this Agreement to Poseida at its address set forth in Section

17.2 or to such other address as Poseida may designate from time to time.

9.5Mode of Payment. All payments hereunder shall (unless otherwise specifically designated) be non-creditable and non-refundable; and all payments to Poseida hereunder shall be made in immediately available funds to the account listed below (or such other account as Poseida shall designate before such payment is due):

[***]

All payments to Roche hereunder shall be made in immediately available funds to the account designated by Roche before such payment is due.

9.6Currency of Payments. All amounts set forth herein (including all payments) are in US Dollars, unless otherwise expressly provided in this Agreement. Net Sales outside of the US shall be first determined in the currency in which they are earned and shall then be converted into an amount in US Dollars as follows: (a) with respect to Sales by or on behalf of Roche or an Affiliate pursuant to Section 1.146.1, using Roche’s or such Affiliate’s customary and usual conversion procedures, consistently applied and (b) with respect to Sales by or on behalf of a given Sublicensee pursuant to Section 1.146.2, using the conversion procedures applicable to payments by such Sublicensee to Roche for such sales.

9.7Blocked Currency. If, at any time, legal restrictions prevent Roche (or an Affiliate or Sublicensee) from remitting part or all of payments when due with respect to any country worldwide where Therapeutic Products or Licensed Products are sold, Roche shall continue to provide the reports set forth in Section 9.2 for such payments, and such payments shall continue to accrue in such country, but Roche shall not be obligated to make such payments, and, for clarity, Section 9.12.5 shall not apply to such payments, until such time as payment may be made through reasonable, lawful means or methods that may be available, as Roche shall reasonably determine.

9.8Withholding Taxes. Poseida shall pay all sales, turnover, income, revenue, value added, and other taxes levied on account of any payments accruing or made to Poseida under this

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

Agreement. If provision is made in law or regulation of any country for withholding of taxes of any type, levies or other charges with respect to any royalty or other amounts payable under this Agreement to Poseida and such withholdings cannot be reduced or eliminated under an applicable tax treaty, then [***]. Each Party agrees to reasonably assist the other Party in claiming exemption from such deductions or withholdings under double taxation or similar agreement or treaty from time to time in force and in minimizing the amount required to be so withheld or deducted. Roche shall use commercially reasonable efforts to inform Poseida of any forms, certificates or other items necessary to reduce or eliminate any such withholding or similar taxes and provide Poseida a reasonable opportunity to provide such forms, certificate or other items. Notwithstanding the foregoing, the Parties acknowledge and agree that if Roche (or its assignee pursuant to Section 17.3) is required by applicable law to withhold taxes in respect of any amount payable under this Agreement, and if such withholding obligation arises or is increased solely as a result of any action by Roche or its Affiliates after the Execution Date, including, without limitation, any assignment of this Agreement by Roche as permitted under Section 17.3, a Change in Control of Roche, a change in tax residency of Roche, a change in the entity making payment under this Agreement, a failure of Roche to comply with applicable laws, or payments arise or are deemed to arise through a branch of Roche (each, a “Withholding Tax Action”), then, notwithstanding anything to the contrary herein, any such amount payable to Poseida under this Agreement shall be increased to take into account such increased withholding taxes as may be necessary so that, after making all required withholdings, Poseida (or its assignee pursuant to Section 17.3) receives an amount equal to the sum it would have received had no such Withholding Tax Action occurred.

9.9German Withholding Tax. The Parties acknowledge that payments to Poseida with respect to the rights in Germany granted to Roche under this Agreement may be subject to (i) German income tax pursuant to sec. 49 para. 1 German Income Tax Act and (ii) withholding tax pursuant to sec. 50a para. 1 German Income Tax Act (the “German WHT Requirement”). Without limiting anything in this Article 9, the following shall apply:

(a)Poseida shall provide Roche with all information relevant to assess the applicability of and the tax assessment basis for the German WHT Requirement;

(b)Reasonably taking into account any comments and information received from Poseida, Roche shall use [***] to determine (i) whether the German WHT Requirement is applicable on the licenses granted to Roche under this Agreement and (ii) the amount to be withheld and remitted to the competent German tax authority (including the allocation to and calculation of the assessment basis for the withholding);

(c)Based on the determination made pursuant to Section 9.9(b), Roche shall remit the withheld amount to the competent German tax authority in due course. With regards to Roche’s payment obligations under this Agreement, any amount paid to the German tax authority pursuant to the preceding sentence shall be deemed as payment to Poseida;

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

(d)Roche shall cooperate with Poseida to apply for and obtain a valid exemption certificate (Freistellungsbescheinigung) issued by a competent German tax authority confirming that Roche is not required to withhold from payments to Poseida pursuant to the German WHT Requirement;

(e)As soon as Roche has received a valid exemption certificate (Freistellungsbescheinigung) issued by a competent German tax authority (upon the application of Poseida) confirming that Roche is not required to make a withholding pursuant to the German WHT Requirement, Roche shall not be allowed to make any deductions from any payments pursuant to this Section 9.9 for the time period specified in the exemption certificate; and

(f)If Roche receives a request by a competent German tax authority to make a payment based on or in connection with the German WHT Requirement, Poseida shall indemnify Roche from such payment obligation without undue delay. Roche shall be allowed to offset its indemnification claim pursuant to the preceding sentence against payments due under this Agreement to Poseida.

9.10Indirect Taxes. Notwithstanding anything to the contrary in this Agreement, all amounts stated herein are exclusive of any transfer, documentary, sales, use, stamp, registration, value- added, goods and services tax or other similar tax (each an “Indirect Tax”). The Parties shall cooperate to minimize any such applicable Indirect Taxes. To the extent Indirect Taxes are applicable with respect to the transactions, payments or the related transfer of rights or other property pursuant to the terms of this Agreement, the [***] any such Indirect Taxes imposed. [***].

9.11Foreign Derived Intangible Income. Roche shall use commercially reasonable efforts to provide, and to cause its Affiliates, subcontractors, Sublicensees, customers, and applicable Third Parties to provide, any information and documentation reasonably requested by Poseida to obtain the benefits of Section 250 of the Internal Revenue Code of 1986, as amended and the applicable Treasury Regulations.

9.12	Records; Inspection.

9.12.1Records. Roche agrees to keep, for [***] from the year of creation, records of all sales of Therapeutic Products and Licensed Products for each reporting period in which royalty payments are due, showing sales of Therapeutic Products and Licensed Products for Roche and applicable deductions in sufficient detail to enable the royalty reports provided under Section 9.2 to be verified.

9.12.2	Audits. Poseida shall have the right to request that reports provided under Section

9.2 be verified by a CPA Firm. Such right to request a verified report shall (a) be limited to the [***] period during which Roche is required to maintain the same, (b) not be exercised more than [***] in any Calendar Year, and (c) not be exercised more than [***] with respect to records covering any specific period of time. Subject to Section 9.12.3, Roche shall, upon reasonable advance notice and at a mutually agreeable time during its regular business hours, make its records

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

available for inspection by such CPA Firm at such place or places where such records are customarily kept, solely to verify the accuracy of such applicable reports and related payments due under this Agreement. The CPA Firm shall only state factual findings in the audit reports. The CPA Firm shall share all draft audit reports with Roche before the draft audit report is shared with Poseida and before the final document is issued. The final audit report shall be shared with Roche at the same time that it is shared with Poseida.

9.12.3Confidentiality. Prior to any audit under Section 9.12.2, the CPA Firm shall enter into a written confidentiality agreement with Roche that (a) limits the CPA Firm’s use of the Roche’s records to the verification purpose described in Section 9.12.2; (b) limits the information that the CPA Firm may disclose to Poseida to the results of such audit in at least as much detail as the royalty reports provided in Section 9.3 and a high level summary of the results of the audit, provided, such high level summary does not contain Roche’s sensitive confidential information (as defined in the written confidentiality agreement between Roche and the applicable CPA Firm); and (c) prohibits the disclosure of any information contained in such records to any Third Party for any purpose. The Parties agree that all information subject to review under Section 9.12.2 or provided by the CPA Firm to Poseida is Roche’s Confidential Information, and Poseida shall not use any such information for any purpose that is not germane to Section 9.12.2.

9.12.4Underpayment; Overpayment. After reviewing the CPA Firm’s audit report, Roche shall promptly pay any uncontested, understated amounts due to Poseida. Any overpayment made by Roche shall be promptly refunded or fully creditable against amounts payable in subsequent payment periods, at Roche’s election. Any audit under Section 9.12.2 shall be [***]; provided, however, [***] shall reimburse reasonable audit fees for a given audit if the results of such audit reveal that [***] underpaid [***] with respect to royalty payments by [***] or more for the audited period.

9.12.5Late Payments. If any payment due to either Party under this Agreement is not paid when due, then such paying Party shall pay interest thereon (before and after any judgment) at an annual rate (but with interest accruing on a daily basis) of [***] above EURIBOR (or such other interbank rate acceptable to both Parties), such interest to run from the date on which payment of such sum became due until payment thereof in full together with such interest.

ARTICLE 10

Confidentiality; Data Privacy & Security

10.1Definition. “Confidential Information” of a Party means the confidential or proprietary information (of whatever kind and in whatever form or medium, including copies thereof) disclosed in any form (written, oral, electronic, photographic or otherwise) by or on behalf of such Party (“Disclosing Party”) to, or otherwise accessed by, the other Party (the “Receiving Party”) in connection with this Agreement, whether prior to or during the Term, including Know-How or other information (whether or not patentable) regarding such Party’s research, development plans, clinical trial designs, preclinical and clinical data, technology, products, business information or objectives, reports and audits under this Agreement and other information of the type that is customarily considered to be confidential or proprietary information by entities engaged in activities that are substantially similar to the activities being engaged in by the Parties pursuant to

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

this Agreement, including all proprietary materials as well as data and information associated therewith. [***].

10.2Exclusions Regarding Confidential Information. Notwithstanding anything in this Article 10 to the contrary, Confidential Information of the Disclosing Party shall not include information that the Receiving Party can demonstrate with written records:

10.2.1was already known to the Receiving Party, other than under an obligation of confidentiality, at the time of receipt by the Receiving Party as shown by the Receiving Party’s files and records immediately prior to the time of disclosure; provided that the foregoing exception shall not apply with respect to Confidential Information described in the penultimate sentence of Section 10.1 as being Confidential Information of the Party that received such information;

10.2.2except with respect to any Personal Data (as defined below), was generally available to the public or otherwise part of the public domain at the time of its receipt by the other Receiving Party;

10.2.3except with respect to any Personal Data (as defined below), became generally available to the public or otherwise part of the public domain after its receipt by the Receiving Party other than through any act or omission of such other Receiving Party in breach of this Agreement;

10.2.4was received by the Receiving Party without an obligation of confidentiality and non-use from a Third Party, which Third Party the Receiving Party believed to have no obligation of confidentiality and non-use regarding such information;

10.2.5was independently developed by or for the Receiving Party without use of or reference to the Confidential Information of the Disclosing Party as shown by the Receiving Party’s files and records immediately prior to the time of disclosure; provided that the foregoing exceptions shall not apply with respect to Confidential Information described in the penultimate sentence of Section 10.1; or

10.2.6was released from the restrictions set forth in this Agreement by express prior written consent of the Disclosing Party.

10.3Non-Use and Non-Disclosure of Confidential Information. During the Term, and for a period of [***] thereafter, a Party shall (a) except to the extent expressly permitted by this Agreement or otherwise agreed to in writing, keep confidential and not disclose to any Third Party or use for any purpose any Confidential Information of the other Party; and (b) take reasonable

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

precautions to protect the Confidential Information of the other Party from unauthorized use or disclosure (including all precautions a Party employs with respect to its own confidential information of a similar nature and taking reasonable precautions designed to assure that no unauthorized use or disclosure is made by others to whom access to the Confidential Information of the Party is granted); provided, that any Confidential Information that constitutes a trade secret and that has been specifically identified as a trade secret in writing by the Disclosing Party to the Receiving Party shall continue to be subject to the obligations of non-use and non-disclosure until such Confidential Information is no longer a trade secret. Each Party shall ensure that its personnel who have access to Confidential Information have agreed to appropriate confidentiality obligations.

10.4Authorized Disclosures of Confidential Information. A Receiving Party may use and disclose the Confidential Information of the Disclosing Party as follows:

10.4.1if required by applicable laws, rules or regulations (including rules of any applicable Exchange), provided that the Receiving Party (a) if permitted by applicable laws, rules or regulations, use [***] to inform the Disclosing Party prior to making any such disclosures and reasonably cooperate with the Disclosing Party in seeking a protective order or other appropriate remedy (including redaction) and (b) whenever possible, request confidential treatment of such information;

10.4.2as reasonably necessary to exercise its rights or fulfil its obligations under this Agreement or exercise its ownership rights in Joint IP;

10.4.3to the extent such use and disclosure is reasonably required in the Prosecution and Maintenance of a Patent claiming a Program Invention or within Poseida Technology Improvements or Roche Technology Improvements in accordance with this Agreement;

10.4.4as reasonably necessary to obtain or maintain any Regulatory Approval, including to conduct preclinical studies and clinical trials and for pricing approvals, for any Therapeutic Product or Licensed Product, provided, that, the Receiving Party shall take all reasonable steps to limit disclosure of the Confidential Information outside such Regulatory Authority and to otherwise maintain the confidentiality of the Confidential Information; or

10.4.5to the extent necessary, to its board members, permitted sublicensees, collaborators, vendors, consultants, agents, attorneys, accountants, contractors and clinicians under written agreements of confidentiality at least as restrictive on those set forth in this Agreement and who have a need to know such information in connection with the Receiving Party performing its obligations, exercising its licenses or other rights under this Agreement or as required under applicable laws, rules or regulations (including rules of any applicable Exchange). Further, the Receiving Party may disclose Confidential Information to its board members, existing or bona fide potential acquirers, merger partners, permitted collaborators, sublicensees and sources of financing or to professional advisors (e.g., attorneys, accountants and prospective investment bankers) involved in such activities, for the limited purpose of evaluating such transaction, collaboration or sublicense and under appropriate written conditions of confidentiality, provided that such disclosures are limited to only such information that is reasonably necessary for such purpose.

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

Each Receiving Party shall remain liable for breach for this Agreement by the permitted recipients in this Section 10.4.5 as if such breach were by the Receiving Party itself.

10.5	Information Security Incident.

10.5.1Notification. A Party shall provide to the other Party written notice within [***] of such Party’s confirmation of an Information Security Incident with respect to the other Party’s Confidential Information. Such notice shall describe in reasonable detail the Information Security Incident, including the other Party’s Confidential Information impacted, the extent of such impact and any corrective action taken or to be taken by such Party. In addition, if a Party reasonably suspects (even if it has not confirmed) that an actual or attempted Information Security Incident has occurred with respect to the other Party’s Confidential Information, then the Party shall promptly notify the other Party of such suspected actual or suspected Information Security Incident.

10.5.2Non-Disclosure. Except to the extent required by applicable laws, rules or regulations (including rules of any applicable Exchange), neither Party shall disclose any information related to an actual or suspected Information Security Incident of the other Party’s Confidential Information to any Third Party without the other Party’s prior written consent.

10.6Termination of Prior Agreements. As of the Effective Date, as between the Parties, this Agreement supersedes the Non-Disclosure Agreement between Poseida and Roche, dated [***] (“Prior NDA”), and the Parties agree that disclosures made prior to the Effective Date pursuant to the Prior NDA shall be subject to the provisions of this Article 10 as the Confidential Information of the Party that disclosed such information pursuant to the Prior NDA and each Party shall remain liable for its breach, if any, of the Prior NDA that occurred prior to the Effective Date.

10.7No License. Subject to the penultimate sentence of Section 10.1, as between the Parties, Confidential Information disclosed hereunder shall remain the property of the Disclosing Party. Disclosure of Confidential Information to the other Party shall not constitute any grant, option or license to the other Party, beyond those licenses expressly granted under Article 6, under any Patent, Know-How, trade secret or other rights now or hereinafter held by the Disclosing Party.

10.8	[***].

10.9Data Privacy. The Parties acknowledge that Poseida may collect and otherwise process data that identifies or could be used to identify an individual person or device (together with any information that constitutes “personal information,” “personal data” or any similar term under

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

applicable law, “Personal Data”) regarding patients or other individuals in connection with the clinical trials contemplated to be performed by Poseida, or a Third Party acting on Poseida’s behalf, under this Agreement. Notwithstanding anything to the contrary in this Agreement, to the extent data related to such clinical trials are to be provided to Roche under this Agreement, any data contained therein regarding patients or other clinical trial participants shall be provided solely in de-identified form. The Parties shall enter into any necessary agreements with respect to any transfer of Personal Data between the Parties to comply with applicable privacy laws.

ARTICLE 11

Publicity; Publications; Use of Name

11.1Publicity. Following the Execution Date, Poseida may issue a press release concerning the execution of this Agreement in the form attached hereto as Exhibit 11.1.

11.2Subsequent Releases. Subject to Section 11.4, (a) Poseida may not issue any other press releases or other public statements or announcement concerning this Agreement, the subject matter hereof, or the research, development, manufacturing or commercial results of Therapeutic Products, Licensed Products, Tier 1 Programs, Tier 2 Programs, or Collaboration Programs hereunder (a “Release”) without Roche’s prior written consent; and (b) Roche may not issue a Release without Poseida’s prior written consent if it includes reference to Poseida by name, in each case (a) and (b), subject to Sections 11.3 and 11.4, such consents to not be unreasonably withheld, conditioned, or delayed (provided that inclusion of the financial terms set forth herein in such Release shall be an appropriate reason to withhold such consent). Each Party shall provide such consent (or explain why it is withholding consent) within [***] of receipt of a proposed Release from the other Party.

11.3Approved Releases. If a Release requires consent pursuant to Section 11.2, once consent has been given, both Parties may make subsequent public disclosure of the contents of such Release (or the Release issued pursuant to Section 11.1) without the further approval of the Party whose consent was required; provided that such information remains accurate as of such time and is not presented with any new data or information or conclusions and/or in a form or manner that materially alters the subject matter therein. Notwithstanding the foregoing, any press release by or on behalf of a Party that constitutes a Release shall be subject to the terms of Section 11.2 whether or not such Release includes the content of a previously approved Release.

11.4Releases Required by Law or Regulation. Each Party may issue any Release it is required to issue by applicable laws, rules or regulations (including rules of any applicable Exchange); provided that if applicable laws, rules or regulations require the issuing Party to disclose any of the other Party’s Confidential Information in such Release, it (a) to the extent permitted by applicable laws, rules or regulations, uses [***] to inform the other Party prior to making any such Release to permit such other Party the opportunity to seek to obtain a protective order or other confidential treatment preventing or limiting the required disclosure, and

(b) discloses only such Confidential Information of the other Party that it is advised by counsel is legally required to be disclosed in such Release. To the extent such other Party seeks to obtain a protective order or other confidential treatment to prevent or limit the required disclosure, the issuing Party shall reasonably assist such other Party (unless prohibited by applicable law, rules or

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

regulations), but shall not be required to delay such Release beyond the requirements of the applicable laws, rules or regulations (including rules of any applicable Exchange).

11.5Filing of Agreement. With respect to complying with the disclosure requirements of an Exchange, in connection with any required filings of this Agreement with such Exchange, the filing Party shall, at the request of the other Party, seek confidential treatment for portions of this Agreement from such Exchange and shall provide such other Party with the opportunity, for no less than [***] (before the date of the proposed filing), to review and comment on any such proposed filing, and shall thereafter provide reasonable advance notice and opportunity for comment on any subsequent changes to such filing. A Party shall reasonably and in good faith take into account the comments of the other Party and incorporate such comments in good faith where such comments are consistent with Exchange requirements.

11.6Publications. Each Party shall have the right to publish information arising from this Agreement in scientific publications and presentations in accordance with this Section 11.6. With respect to any such paper or presentation (including posters, slides, abstracts, manuscripts, marketing materials and written descriptions of oral presentations) proposed for publication by a Party that includes (a) [***] of the non-publishing Party or (b) [***], the publishing Party shall submit to the non-publishing Party the proposed publication or presentation at least [***] for abstracts of manuscripts, posters, or presentations) prior to the date of submission for publication or the date of presentation, whichever is earlier, of any such submitted materials. The non- publishing Party shall review such submitted materials and respond to the publishing Party as soon as reasonably possible, but in any case within [***] for abstracts of manuscripts, posters, or presentations) of receipt thereof. With respect to such paper or presentation that includes (a) above, at the request of the non-publishing Party, the publishing Party shall: (i) delete from such proposed publication or presentation any Confidential Information of the non-publishing Party; provided that neither Party shall be required to delete Confidential Information that is the Confidential Information of both Parties, from such proposed publication or presentation, subject to compliance with (ii) below; and (ii) delay the date of such submission for publication or the date of such presentation for a period of time sufficiently long (but in no event longer than [***]) to permit the non-publishing Party to seek appropriate patent protection of its rights in information disclosed therein in accordance with Article 12.

Once a publication has been approved by the non-publishing Party, each Party may make subsequent public disclosure of the contents of such publication without the further approval of the other Party; provided that such information remains accurate as of such time and is not presented with any new data or information or conclusions and/or in a form or manner that materially alters the subject matter therein. [***]. Each Party shall adhere to standard academic practice regarding authorship of scientific publications and recognition of the contribution of the other Party for any publication or presentation that includes information arising from this Agreement.

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

11.7No Right to Use Names. Except as expressly provided herein and to the extent that such use is not inconsistent with prior public disclosures or presentations, no right, express or implied, is granted by the Agreement to use in any manner the name of a Party (i.e., “Poseida” or “Roche”, as applicable), or any other trade name, symbol, logo or Trademark of the other Party in connection with the performance of this Agreement, except to the extent required by applicable law. Notwithstanding the foregoing, Poseida shall be permitted to include the name and/or Roche- approved version of Roche’s corporate logo in connection with the description of this Agreement

(a) on Poseida’s corporate website and investor presentations, in each case solely for the purpose of identifying Roche as a collaborator and subject to Roche’s review and approval (not to be unreasonably withheld or delayed) that Poseida’s proposed use complies with Roche’s written branding guidelines with respect to use of such name, trademark and/or logo and such use only contains accurate and non-misleading factual statements regarding the Parties’ relationship and (b) on social media, subject to Roche’s review and approval (not to be unreasonably withheld or delayed) of the social media platform and content during the [***] period immediately following the Effective Date to announce this Agreement by posting a link to the press release on Exhibit

11.1. Roche may reasonably request from time to time samples of the documents or other materials, or screen shots of the websites, containing Poseida’s use of Roche’s name, trademarks and/or logo to ensure compliance with Roche’s written branding guidelines and the terms of this Section 11.7, and Poseida shall promptly comply with such reasonable requests.

ARTICLE 12

Intellectual Property

12.1Disclosure. During the Term, each Party shall promptly disclose to the other Party any Program Inventions made by such Party, its Affiliates or its/their sublicensee after the Effective Date that are within the assignment obligations to the other Party under Article 12 or within the Joint IP.

12.2Ownership. Each Party will continue to own any Patents and Know-How that it owned prior to the Effective Date or that it discovers, conceives or otherwise obtains independently of this Agreement. Subject to the licenses set forth in Article 6: (a) [***], (b) [***], (c) [***], and

(d) [***]. The determination of whether the inventions described in [***] are invented by or on behalf of a Party for purposes of allocating proprietary rights therein shall, for purposes of this Agreement, be made in accordance with the US patent laws. Subject to the licenses and obligations

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

set forth in Article 6 and Article 7, each Party has the right to practice, license, sublicense, assign, transfer and otherwise exploit such Party’s interest in the Joint IP (including Patents therein) for any and all purposes on a worldwide basis without restriction, and without the consent of and without a duty of accounting to the other Party. Each Party will grant and hereby does grant all permissions, consents and waivers with respect to, and all licenses under, such Party’s interest in the Joint IP, throughout the world, necessary to provide the other Party with the foregoing rights.

12.3Assignment and Cooperation. The assignments necessary to accomplish the ownership provisions set forth in Section 12.2 are hereby made by each Party to the other Party, and each Party shall execute such further documentation as may be necessary or appropriate, and provide reasonable assistance and cooperation to implement the provisions of Section 12.2. Without limiting the foregoing, each Party agrees to execute such documents, render such assistance, and take such other action as the other Party may reasonably request, to apply for, register, record, perfect, confirm, and protect the other Party’s rights in such Know-How and intellectual property rights (including Patents) therein to effect the intent of Section 12.2. Each Party shall require, to the extent legally possible under relevant national or local laws, all of its employees, Affiliates, Authorized Subcontractors and Sublicensees to assign (or otherwise convey rights) to such Party its right, title and interests in any Patents and Know-How discovered or conceived by such employee, Affiliate, Authorized Subcontractor or Sublicensee and to cooperate with such Party in connection with obtaining Patent protection therefor.

12.4	Prosecution and Maintenance.

12.4.1	Poseida Control.

(a)	General. As between the Parties, Poseida shall, [***], have the: (a) [***],

(b)first right, but not the obligation, to control and make decisions with respect to the Prosecution and Maintenance of [***] (the Patents in (b), “Poseida Prosecuted Patents”), and (c) sole right to control and make decisions with respect to Prosecution and Maintenance of [***].

(b)Coordination of Poseida Prosecuted Patents, Product-Specific Patents, Joint Patents, and [***]. With respect to a [***], for which Poseida assumes Prosecution and Maintenance, Poseida shall provide Roche with any copies of material communications to and from any patent authority and drafts of substantive official correspondence with patent authorities with respect to such Patent sufficiently in advance (where reasonable) for Roche to comment, which comments Poseida shall consider in good faith.

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

[***].

Roche shall have the right to request that Poseida [***]. In the event that Poseida does not agree to Roche’s request, Roche shall have the right, [***], to [***].

(c)Step-In Rights for Poseida Prosecuted Patents. If Poseida decides not to Prosecute and Maintain any Poseida Prosecuted Patent (including if it decides not to file in one or more jurisdictions), Poseida shall notify Roche in writing at least [***] prior to any relevant deadline or filing or response date, and Roche shall thereupon have the right, but not the obligation, to assume the Prosecution and Maintenance (including the right to file in jurisdictions in which Poseida has decided not to file) of such Poseida Prosecuted Patent [***] subject to the remainder of this Section 12.4.1(c) and the Parties shall discuss in good faith regarding any action proposed to be taken by Roche. Following such discussion, if the Parties cannot agree upon a mutually acceptable strategy, [***]. If Roche assumes Prosecution and Maintenance of a Poseida Prosecuted Patent, then Roche shall provide Poseida with any copies of material communications to and from any patent authority and drafts of substantive official correspondence with patent authorities with respect to such Poseida Prosecuted Patent sufficiently in advance (where reasonable) for Poseida to comment, which comments Roche shall consider in good faith and reasonably incorporate.

12.4.2	Roche Control.

(a)General. As between the Parties, Roche shall, [***], have (a) the first right, but not obligation, to control and make decisions with respect to Prosecution and Maintenance of the (i) [***] (the Patents in (i) and

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

(ii), the “Roche Prosecuted Patents”) and (b) sole right to control and make decisions with respect to Prosecution and Maintenance of all Patents within [***].

(b)Coordination of Roche Prosecuted Patents. With respect to any [***] for which Roche assumes Prosecution and Maintenance, Roche shall provide Poseida with any copies of material communications to and from any patent authority and drafts of substantive official correspondence with patent authorities with respect to such [***] sufficiently in advance (where reasonable) for Poseida to comment, which comments Roche shall consider in good faith and reasonably incorporate. [***].

(c)Step-In Rights for Roche Prosecuted Patents. If Roche decides not to Prosecute and Maintain any Roche Prosecuted Patent (including if it decides not to file in one or more jurisdictions), Roche shall notify Poseida in writing at least [***] prior to any relevant deadline or filing or response date, and Poseida shall thereupon have the right, but not the obligation, to assume the Prosecution and Maintenance (including the right to file in jurisdictions in which Roche has decided not to file) of such Roche Prosecuted Patent at [***], subject to the remainder of this Section 12.4.2(c) and the Parties shall discuss in good faith regarding any action proposed to be taken by Poseida. Following such discussion, if the Parties cannot agree upon a mutually acceptable strategy, [***]. If Poseida assumes Prosecution and Maintenance of a Roche Prosecuted Patent, then Poseida shall provide Roche with any copies of material communications to and from any patent authority and drafts of substantive official correspondence with patent authorities with respect to such Roche Prosecuted Patent sufficiently in advance (where reasonable) for Roche to comment, which comments Poseida shall consider in good faith and reasonably incorporate.

12.4.3Further Acts. At the prosecuting Party’s request and expense, each Party will reasonably cooperate with and assist each other in the Prosecution and Maintenance of Patents claiming Program Inventions, including making scientists and scientific records reasonably available and using [***] to have documents signed as necessary in connection with such Prosecution and Maintenance.

12.5Unified Patent Court. At any time prior to the end of the “transitional period” as such term is used in Article 83 of the Agreement on a Unified Patent Court between the participating Member States of the European Union, for a given relevant Roche Prosecuted Patent in the Member States of the European Union, Roche may request in writing that Poseida either (a) opt out from the exclusive competence of the Unified Patent Court or (b) if applicable, withdraw a previously-registered opt-out, and Poseida shall notify the United Patent Court Registry, pay any such registry fee and take such other action as may be necessary to effect the opt-out or opt-out withdrawal (“Register”). Poseida shall Register within [***] of receipt of Roche’s written request, or such other time parameters specified by Roche.

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

12.6CREATE Act. It is the intention of the Parties that this Agreement is a “joint research agreement” as that that term is defined in 35 USC § 100(h), and as it applies to inventions as set forth in 35 USC § 102(c) (AIA) or 35 USC § 103(c) (pre-AIA) and may be used for the purpose of overcoming a rejection of a claimed invention within the Joint IP pursuant to the provisions of 35 USC § 102(c) or 35 USC § 103(c). In the event that either Party intends to overcome a rejection of any other claimed invention outside the Joint IP pursuant to the provisions of 35 USC § 102(c) or 35 USC § 103(c), such Party shall first obtain the prior written consent of the other Party.

12.7Patent Term Extension. As between the Parties, with respect to each Therapeutic Product, Roche shall have the right to apply for patent term extensions (including supplementary protection certificates) worldwide for Roche Prosecuted Patents. Roche will promptly notify Poseida in writing of such patent term extension applications. [***]. If Roche, with respect to a Therapeutic Product, desires to apply for patent term extensions for a Poseida Prosecuted Patent, Roche will promptly notify Poseida in writing, in which case the Parties will discuss such proposal within [***] after such notice is received by Poseida; [***].

12.8Patent Listings. Roche shall have the sole right to make all filings for Roche Prosecuted Patents with Regulatory Authorities worldwide relating to any Therapeutic Products, including as required or allowed under the national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83 or other international equivalents. [***]. If Roche, with respect to a Therapeutic Product, desires to make any such filing for a Poseida Prosecuted Patent, Roche will promptly notify Poseida in writing, in which case the Parties will discuss such proposal within [***] after such notice is received by Poseida; provided that Roche will not have the right to make any such filing on such Patent without Poseida’s prior written consent.

12.9Product Trademarks. Roche shall have the sole right to determine the Product Trademarks to be used with respect to the exploitation of the Therapeutic Products and Licensed Products on a worldwide basis. [***].

12.10	Enforcement and Defense of IP; Defense of Third Party Infringement Claims.

12.10.1	Notice. Each Party shall promptly notify the other Party upon learning of any

(a) actual or suspected infringement or misappropriation by a Third Party of a [***], Poseida Prosecuted Patent or Roche Prosecuted Patent, in each case, arising from the exploitation of a product competitive with a Therapeutic Product (each in (a), an “Infringement”); or (b) claim

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

by a Third Party of invalidity, unpatentability (including any Third Party-filed observations, reexaminations, inter partes reviews, and post grant reviews, as well as interferences and derivation proceedings, oppositions and other similar proceedings brought by a Third Party), unenforceability or non-infringement (or non-misappropriation) of a [***], Poseida Prosecuted Patent or Roche Prosecuted Patent, in each case, that claim a Therapeutic Product (or a component thereof) or the composition of matter, method of use, or method of making the Therapeutic Product (each in (b), a “Challenge”).

12.10.2	Enforcement of IP.

(a)Control. As between the Parties, (i) Roche shall have the first right, but not the obligation, to determine the appropriate course of action to enforce, defend or otherwise to abate the Infringement of a Roche Prosecuted Patent or [***], to take (or refrain from taking) appropriate action to enforce, to defend, to control any litigation or other enforcement or defense action, and to enter into, or permit, the settlement of any such litigation or other enforcement or defense action with respect to any such Infringement and (ii) Poseida shall have the first right, but not the obligation, to determine the appropriate course of action to enforce, defend or otherwise abate the Infringement of a Poseida Prosecuted Patent[***], to take (or refrain from taking) appropriate action to enforce, to defend, to control any litigation or other enforcement or defense action, and to enter into, or permit, the settlement of any such litigation or other enforcement or defense action with respect to any such Infringement. [***].

(b)Step-In Rights. If a Party with the first right to control any action described in Section 12.10.2(a) elects to not take any steps to abate such Infringement pursuant to Section 12.10.2(a) with respect to a Roche Prosecuted Patent, Poseida Prosecuted Patent, or [***], such Party with the first right shall notify the other Party within [***] after learning of the Infringement (or any shorter period of time that allows the other Party to have [***] to exercise its back-up right before a relevant court deadline), and the other Party shall then have the right (but not the obligation) to take action to enforce [***] the applicable Patents, against such Infringement, subject to the remainder of this Section 12.10.2(b) and the Parties shall discuss in good faith regarding any action proposed to be taken by the other Party. Following such discussion, if the Parties cannot agree upon a mutually acceptable strategy (including whether the other Party should have the right to take action to enforce such Patent), [***].

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

(c)Cooperation. In each of Sections 12.10.2(a) and 12.10.2(b), the non- controlling Party shall cooperate with the Party controlling any such action (as may be reasonably requested by the controlling Party) at the controlling Party’s expense, including, if necessary, by being joined as a party, and the Party controlling any such action shall keep the other Party regularly updated and informed with respect to any such action, including providing copies of material documents received or filed in connection with any such action.

(d)Settlement.  The Party controlling any action described in Section 12.10.2(a) and 12.10.2(b) in connection with a Roche Prosecuted Patent, Poseida Prosecuted Patent or [***] shall not settle or consent to an adverse judgment (including any judgment that limits the scope, validity or enforcement of such Patent) without the express written consent of the non-controlling Party (such consent not to be unreasonably withheld), unless such settlement or judgment does not (i) impose any financial obligation upon the non-controlling Party or (ii) limit the scope of or invalidate any such Patent.

(e)Damages. Any recovery realized as a result of any action described in Section 12.10.2(a) or 12.10.2(b) (whether by way of settlement or otherwise) shall be first, allocated to reimburse the Parties for their costs and expenses in making such recovery (which amounts shall be allocated pro rata if insufficient to cover the totality of such expenses), and any remainder after such reimbursement is made shall be allocated [***].

12.11	Defense of Challenges.

12.11.1Control. Poseida shall, [***], have the first right, but not obligation, to defend any Challenge of the Poseida Prosecuted Patents using outside counsel reasonably agreeable to both Parties. At Poseida’s reasonable request and expense, Roche shall reasonably cooperate with Poseida in connection with any defense by Poseida in this Section 12.11, including, if necessary, by being joined as a party. Roche shall, [***], have the first right, but not obligation, to defend any Challenge of the Roche Prosecuted Patents and [***]. At Roche’s reasonable request and expense, Poseida shall reasonably cooperate with Roche in connection with any defense by Roche in this Section 12.11, including, if necessary, by being joined as a party.

12.11.2Step-In Rights. If the Party with a first right to defend a Challenge pursuant to Section 12.10.1 elects not to defend any Challenge, then such Party electing not to defend shall notify the other Party within [***] after learning of the Challenge (or any shorter period of time that allows the other Party to have [***] to exercise its back-

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

up right in this Section 12.11.2 before a relevant court deadline), and the other Party shall then have the right (but not the obligation) to defend the Challenge [***] using outside counsel reasonably agreeable to both Parties. At the controlling Party’s reasonable request and expense, the non-controlling Party shall reasonably cooperate with the controlling Party in connection with any defense of a Challenge described in this Section 12.11.2, including, if necessary, by being joined as a party. Notwithstanding anything to the contrary in this Section 12.11.2, (a) [***]; and

(b) if Roche proposes any action with respect to a Poseida Prosecuted Patent, the Parties shall discuss in good faith regarding any such action. Following such discussion, if the Parties cannot agree upon a mutually acceptable strategy (including whether to take action to defend such Patent), Poseida shall have the final decision-making authority with respect to any such Poseida Prosecuted Patent. With respect to any defense of a Challenge pursuant to this Section 12.11.2, the Party controlling any such action shall keep the other Party updated with respect to any such action, including, at the other Party’s request, providing copies of material documents received or filed in connection with any such action and the terms of Section 12.10.2(c) above shall apply.

12.11.3Settlement. The Party controlling the defense of a Challenge pursuant to Sections 12.11.1 and 12.11.2 shall have the exclusive right to settle any such Challenge without the consent of the other Party, unless such settlement would have a material adverse impact on the other Party (in which case the consent of such other Party shall be required). For purposes of this Section 12.11.3, any settlement that would involve the waiver of rights (including the rights to receive payments), or limits the scope, validity or enforcement of any intellectual property rights or interest, of such other Party shall be deemed a material adverse impact and shall require the consent of such other Party, such consent not to be unreasonably withheld.

12.11.4Counterclaims. Notwithstanding the foregoing in this Article 12, Section 12.12 shall govern the rights and obligations of the Parties with respect to a counterclaim brought in response to an action to abate an Infringement.

12.12Defense of Third Party Infringement Claims. In the event that a claim is brought against either Party alleging the infringement, violation or misappropriation of any Third Party intellectual property right based on the Manufacture, use, sale or importation of a Therapeutic Product(s), the Parties shall promptly meet to discuss the defense of such claim, and the Parties shall, as appropriate, enter into a joint defense agreement with respect to the common interest privilege protecting communications regarding such claim in a form reasonably acceptable to the Parties.

12.13Common Interest Disclosures. With regard to any information or opinions disclosed pursuant to this Agreement by one Party to each other regarding intellectual property or technology owned by Third Parties, the Parties agree that they have a common legal interest in determining whether, and to what extent, Third Party intellectual property rights may affect the conduct of the Initial Collaboration Research Program, Additional Collaboration Research Program, or Collaboration Programs, or Therapeutic Products, and have a further common legal interest in

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

defending against any actual or prospective Third Party claims based on allegations of misuse or infringement of intellectual property rights relating to the conduct of the Initial Collaboration Research Program, Additional Collaboration Research Program, or Collaboration Programs or Therapeutic Products. Accordingly, the Parties agree that all such information and materials obtained by Poseida and Roche from each other will be used solely for purposes of the Parties’ common legal interests with respect to the conduct of the Agreement. All information and materials will be treated as protected by the attorney-client privilege, the work product privilege, and any other privilege or immunity that may otherwise be applicable. By sharing any such information and materials, neither Party intends to waive or limit any privilege or immunity that may apply to the shared information and materials. Neither Party shall have the authority to waive any privilege or immunity on behalf of the other Party without such other Party’s prior written consent, nor shall the waiver of privilege or immunity resulting from the conduct of one Party be deemed to apply against any other Party. Notwithstanding the foregoing, neither Party’s attorney represents the other Party.

ARTICLE 13

Representations, Warranties and Covenants

13.1Mutual Representations, Warranties and Covenants. Each Party represents, warrants and covenants (where expressly provided in 13.1.5 and 13.1.7) to the other Party that:

13.1.1as of the Execution Date, it is validly organized under the laws of its jurisdiction of incorporation;

13.1.2as of the Execution Date, except for HSR Filing, it has obtained all necessary consents, approvals and authorizations of all governmental authorities and other persons or entities required to be obtained by it in connection with its execution of this Agreement;

13.1.3as of the Execution Date, the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on its part;

13.1.4as of the Execution Date, it has the legal right and power to enter into this Agreement and to fully perform its obligations hereunder;

13.1.5as of the Execution Date and from and after the Effective Date during the Term, it has followed and will follow reasonable commercial practices common in the industry designed to protect its proprietary and confidential information, including requiring its employees, consultants and agents to be bound in writing by obligations of confidentiality and non-disclosure, and requiring its employees, consultants and agents to assign to it any and all inventions and discoveries discovered or conceived by such employees, consultants or agents within the scope of and during their employment or in the course of providing services for such Party, and only disclosing proprietary and confidential information to Third Parties pursuant to written confidentiality and non-disclosure agreements;

13.1.6as of the Execution Date, the performance of its obligations will not conflict with such Party’s charter documents or any agreement, contract or other arrangement to which such Party is a party; and

CONFIDENTIAL EXECUTION VERSION

13.1.7from and after the Effective Date, neither Party nor any of its Affiliates will use in any capacity, in connection with the pre-clinical or clinical development activities to be performed under this Agreement, any individual or entity that has been debarred pursuant to Section 306 of the FFDCA, or who is the subject of a conviction described in such section. Each Party agrees to inform the other Party in writing immediately if, to its actual knowledge, it or any individual or entity that is performing such activities by or on behalf of the informing Party hereunder is debarred or is the subject of a conviction described in Section 306, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the knowledge of the informing Party and its Affiliates, is threatened in writing, relating to the debarment or conviction of the informing Party or any individual or entity that is performing such activities by or on behalf of the informing Party hereunder.

13.2Poseida Additional Representations, Warranties and Covenants.Poseida also represents, warrants and covenants (where expressly provided) to Roche that:

13.2.1as of the Execution Date, it has the legal right and power to grant the licenses, rights, and interests granted to Roche hereunder;

13.2.2it will not grant during the Term, any right, license or interest in or to the Poseida Background IP, Joint IP or Licensed Technologies, or any portion thereof, inconsistent with the rights, licenses, or interests granted to Roche herein in any material respect;

13.2.3as of the Execution Date, it Controls sufficient right, title and interest in the Poseida Background IP existing as of the Execution Date, or otherwise has the rights therein sufficient to perform its obligations under this Agreement;

13.2.4as of the Execution Date, except as set forth in Exhibit 13.2.4, the Poseida Background IP existing as of the such Execution Date is free and clear of all liens, claims, security interests, and other encumbrances of any kind (including any royalties, license fees or other amounts required to be paid to any Third Party) that would reasonably be expected to materially and adversely affect the licenses granted to Roche hereunder in material respects, except for fees payable pursuant to the Third Party In-License Agreements existing as of the Execution Date;

13.2.5as of the Execution Date, Poseida has not entered into any agreements with any Third Party under which Know-How or Patent rights licensed to Roche hereunder are licensed (or an option to such license is granted) to Poseida except for (a) the Third Party In-License Agreement existing as of the Execution Date, and (b) agreements entered into with vendors and service providers in the ordinary course of business that may include license grants to Poseida;

13.2.6as of the Execution Date, to the actual knowledge of Poseida, no activities of any Third Parties are infringing or misappropriating any Poseida Background IP or Licensed Technologies existing as of the Execution Date (including any pending patent applications and registrations therein as if such applications or registrations were to issue or become registered);

13.2.7as of the Execution Date, Poseida has no actual knowledge of any threatened (in writing) or pending actions, lawsuits, claims or arbitration proceedings against Poseida that could reasonably be expected to materially and adversely affect the practice of the Know-How or Patent rights licensed to Roche hereunder existing as of the Execution Date or the conduct of the Tier 1

CONFIDENTIAL EXECUTION VERSION

Development Plans, Tier 1 Process Development Plans, Initial Collaboration Research Plan, Additional Collaboration Research Plan, Collaboration Research Plans, Early Development Collaboration Plans or Study Plan, or the use of Poseida’s Materials therein, in each case as contemplated by the Parties as of the Execution Date under this Agreement;

13.2.8Poseida shall use Commercially Reasonable Efforts to maintain in effect all license agreements between Poseida and Third Parties that are in effect as of the Execution Date and material to the practice of the Poseida Background IP pursuant to the Tier 1 Development Plans, Tier 1 Process Development Plans, Initial Collaboration Research Plan, Collaboration Research Plans, Early Development Collaboration Plans, Study Plan or the licenses granted Roche hereunder, including the Third Party In-License Agreements existing as of the Execution Date, and shall not amend, waive or otherwise modify such agreements in a way that materially impairs Poseida’s ability to perform its obligations hereunder or Roche’s rights (including the scope of the intellectual property licensed to Roche) hereunder, without Roche’s prior written consent, not to be unreasonably withheld or delayed;

13.2.9Poseida will not knowingly incorporate in any Therapeutic Product or the Manufacturing Process of any Therapeutic Product, any intellectual property or confidential information of a Third Party that is not Controlled by Poseida or Roche, unless specifically discussed and approved in writing by Roche in advance;

13.2.10Poseida has obtained (or will timely obtain) all informed consents, permissions and approvals that are necessary for Poseida to conduct the activities under the Tier 1 Development Plans, Tier 1 Process Development Plans, Initial Collaboration Research Plan, Additional Collaboration Research Plan, Collaboration Research Plans and Early Development Collaboration Plans and provide the data (including all clinical trial data), provided (for the avoidance of doubt) that any such transferred data that relates to patients or other clinical trial participants shall be in de-identified form in accordance with Section 10.9 of this Agreement to Roche and permit Roche to use such data for all purposes contemplated herein, including to research, develop and commercialize Therapeutic Products; and

13.2.11Poseida covenants that it shall not amend a [***] in a way that would materially adversely affect the rights granted by Poseida to Roche under this Agreement.

13.3Roche Additional Representations and Warranties. Roche also represents, warrants and covenants (where expressly provided) to Poseida that:

13.3.1as of the Execution Date, Roche has the legal right and power to grant the licenses, rights, and interests granted to Poseida hereunder; and

13.3.2as of the Execution Date, Roche has no actual knowledge of any threatened or pending actions, lawsuits, claims or arbitration proceedings that could reasonably adversely affect the use of Materials provided by Roche in the Tier 1 Development Plans, Tier 1 Process Development Plans, Initial Collaboration Research Plan, or Study Plan, as contemplated under this Agreement, prior to Program Transition; provided, however, that nothing in this Section 13.3.2

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

shall be interpreted as requiring Roche to have undertaken any inquiries or to have obtained any freedom to operate opinion.

13.4Effective Date. During the period from the Execution Date until the Effective Date, Poseida shall promptly inform Roche in writing if and when Poseida or any of its Affiliates becomes aware that any of the representations and warranties made by Poseida pursuant to Section 13.1 or 13.2 as of the Execution Date are no longer true and correct in any material respects if made on and as of the date of such notice.

13.5Disclaimers. EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS OR WARRANTIES OF ANY KIND WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT, EITHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE; AND MATERIALS PROVIDED UNDER SECTIONS 3.5.1, 5.3 AND 5.4.2 ARE PROVIDED “AS IS”.

ARTICLE 14

Indemnification

14.1Indemnification by Poseida. Subject to Section 14.3, Poseida shall indemnify, defend and hold each of Roche, its Affiliates and their respective directors, officers, and employees, and the successors and assigns of any of the foregoing (“Roche Indemnitees”), harmless from and against any and all liabilities, damages, settlements, penalties, fines, costs or expenses (including, without limitation, reasonable attorneys’ fees and other expenses of litigation) (collectively, “Loss” or “Losses”) as a result of any Third Party claims, suits, actions, demands or judgments (“Third Party Claims”) arising out of [***].

14.2Indemnification by Roche. Subject to Section 14.3, Roche shall indemnify, defend and hold each of Poseida, its Affiliates and their respective directors, officers, and employees, and the successors and assigns of any of the foregoing (“Poseida Indemnitees”), harmless from and against any and all Losses as a result of any Third Party Claims arising out of [***]

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

[***].

14.3Procedure. If a Party intends to claim indemnification under this Agreement (the “Indemnitee”), it shall promptly notify the other Party (the “Indemnitor”) in writing of such alleged Loss. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve the Indemnitor of any obligation to the Indemnitee under this Section 14.3 with regard to such action, but the omission to deliver notice to the Indemnitor shall not otherwise relieve the Indemnitor of any liability that it may have to any Indemnitee otherwise under this Article 14. Only Roche and Poseida may claim indemnity under this Agreement (on its own behalf or on behalf of its Indemnitees), and other Indemnitees may not directly claim indemnity hereunder. The Indemnitor shall have the right to control the defense thereof with counsel of its choice and reasonably acceptable to Indemnitee. Any Indemnitee shall have the right to retain its own counsel at its own expense for any reason, provided, however, that if the Indemnitee shall have reasonably concluded, based upon reasonable advice from outside legal counsel, that there is a conflict of interest between the Indemnitor and the Indemnitee in the defense of such action, the Indemnitor shall pay the reasonable fees and expenses of one law firm selected by Indemnitee and reasonably acceptable to Indemnitor to serve as counsel for the Indemnitee as part of Losses. The Indemnitee, its employees and agents, shall reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any Third Party Claims covered by this Agreement. The obligations of this Article 14 shall not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the consent of the Indemnitor, which consent shall not be unreasonably withheld, conditioned, or delayed. The Indemnitor shall not, without the written consent of the Indemnitee, effect any settlement of any Third Party Claims, unless such settlement is solely for monetary damages and includes an unconditional release of the Indemnitee from all liability on claims that are the subject matter of such proceeding.

14.4Insurance. Each Party shall maintain insurance coverage as set forth in this Section 14.4 at its own cost; provided, however, Roche has the right, in its sole discretion, to self-insure, in part or in whole, for any such coverage.

14.4.1Commercial General Liability. During the Term and for [***] thereafter, each Party shall maintain commercial general liability insurance (a) combined single limit for bodily injury and property damage liability, in the minimum amount per occurrence of [***] per occurrence and [***] in the aggregate, (b) workers’ compensation insurance, according to applicable laws and (c) employers’ liability insurance, in the minimum amount of [***], all commencing as of the Effective Date.

14.4.2Product/Clinical Trial Liability. Commencing not later than [***] prior to the first use in humans of the first Therapeutic Product, each Party, its Affiliates or Sublicensees (as applicable) shall have and maintain such type and amounts of products/clinical trial liability insurance covering its development, Manufacture, use, and sale of Therapeutic Products as is normal and customary in the industry generally for parties similarly situated, but, in any event, with a minimum combined single limit per occurrence for products/clinical trials liability as

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

follows a minimum limit of [***] for any period during which such Party, its Affiliates or Sublicensees is conducting a clinical trial(s) with any Therapeutic Product(s) or is commercializing any Therapeutic Product(s).

14.4.3Insurance Coverage. The insurance policies set forth in Sections 14.4.1 and 14.4.2 for such coverage shall be an occurrence form, but if only a claims made form is available to a Party, such Party shall maintain such coverage for at least [***] after the later of (a) termination or expiration of this Agreement or (b) such Party has no further obligations under this Agreement. Insurance coverage shall be maintained with an insurance company or companies having an A.M. Best’s rating (or its equivalent) of A-VII or better. On written request, Poseida shall provide to Roche certificates of insurance evidencing the insurance coverage required under this Section 14.4. Poseida shall provide to Roche at least [***] notice of any cancellation, nonrenewal or material adverse change in any of the required insurance coverages. The limits of a Party’s insurance or self-insurance coverage shall not limit the Party’s liability, including under the indemnification provisions of this Agreement.

14.5Limitation of Damages. IN NO EVENT SHALL EITHER PARTY OR ITS AFFILIATES BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES OR LOST PROFITS OR BUSINESS INTERRUPTION ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER LEGAL THEORY, EXCEPT IN RESPECT OF (A) THE INDEMNIFICATION OBLIGATION OF SUCH PARTY IN RESPECT OF THIRD PARTY CLAIMS UNDER THE PROVISIONS OF THIS ARTICLE 14, OR (B) DAMAGES AVAILABLE FOR BREACH OF ARTICLE 10.

ARTICLE 15

Term; Termination

15.1HSR and Other Government Filings. If Roche determines that an HSR Filing is necessary before the Effective Date of this Agreement or the effective dates of the exclusive licenses contemplated in Section 6.2.1 or 6.3.1(b), each Party shall, within ten (10) Business Days of the Execution Date (or such later time as may be agreed to in writing by the Parties), file with the US Federal Trade Commission (“FTC”) and the Antitrust Division of the US Department of Justice (“DOJ”), any HSR Filing required of it under the HSR Act. The Parties shall seek early termination of the waiting period under the HSR Act (if available) unless otherwise agreed by the Parties in writing. Each Party will use [***] to do so, or cause to be done, all things necessary or advisable to, as promptly as practicable, take all actions necessary to make the filings required of such Party or its Affiliates under the HSR Act and obtain the requisite compliance of such Party with the HSR Act. The Parties shall use [***] to (w) cooperate with one another in the preparation of any such HSR Filing; (x) timely keep the other reasonably informed of any material communication received by such Party from, or given by such Party to, the DOJ or FTC regarding any of the transactions contemplated by this Agreement, and promptly furnish the other with copies of all such written communications; (y) permit the other to review in advance any written communication to be given by it to the DOJ or FTC and, to the extent permitted by the DOJ or FTC, give the other the opportunity to attend and participate in any in-person, video, or telephonic meetings and conferences; and (z) cooperate in the filing of any memoranda, white

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

papers, submissions, or other written communications defending the transactions contemplated herein or responding to reasonable requests by the DOJ or FTC, permitting the other Party to review in advance and considering in good faith the other Party’s reasonable comments. Materials provided pursuant to this Section 15.1 may be restricted to outside counsel and redacted to remove references to privileged information or as necessary to comply with contractual arrangements. Roche shall be responsible for the filing fees, and each Party shall be responsible for the costs and expenses of its own legal and other advice in preparing and conducting the HSR Filing, including responding to the relevant governmental authorities. Neither Party shall commit to or agree with the DOJ or FTC to stay, toll or extend any applicable waiting period or pull and refile under the HSR Act, without the prior written consent of the other Party. If the Parties make an HSR Filing under this Agreement, then the Agreement shall terminate: (A) at the election of either Party, immediately upon written notice to the other Party, if the FTC or the DOJ seeks a preliminary injunction under the applicable antitrust laws against the Parties to enjoin the transactions contemplated by this Agreement; or (B) at the election of either Party, immediately upon written notice to the other Party, in the event that the expiration or termination of (i) all applicable waiting periods and requests for information (and any extensions thereof) under the HSR Act and (ii) any agreements with the FTC or DOJ not to consummate the transactions contemplated by this Agreement, do not occur on or prior to [***] after the effective date of the HSR Filing. In the event of such termination, this Agreement shall be of no further force and effect; provided, however, Article 10, Article 11, Article 14, Article 16 and Sections 17.1, 17.2, 17.4, 17.5 and 17.7-

17.14 (inclusive) shall survive with respect any rights that accrued to the benefit of a Party prior to such termination.

15.2Term. The term of this Agreement (the “Term”) shall commence on the Effective Date and, unless earlier terminated as provided in this Article 15, shall continue in full force and effect, on a country-by-country, Therapeutic Product-by-Therapeutic Product or Licensed Product-by- Licensed Product basis until there is no remaining royalty payment or other payment obligation in such country with respect to such Therapeutic Product or Licensed Product under Article 8, at which time this Agreement shall expire with respect to such Therapeutic Product or Licensed Product in such country. Unless earlier terminated in this Article 15, the Term shall expire on the date this Agreement has expired in its entirety with respect to all Therapeutic Products and all Licensed Products in all countries worldwide.

15.3	Termination by Either Party for Uncured Material Breach.

15.3.1Termination by Either Party. Either Party may terminate this Agreement in its entirety, or with respect to a particular Therapeutic Program or Licensed Product, by written notice to the other Party for any material breach of this Agreement by the other Party if, in the case of remediable breach, such material breach is not cured within ninety (90) days after the breaching Party receives written notice of such material breach from the non-breaching Party; provided, that if such material breach is not capable of being cured within such 90-day period, the cure period shall be extended for such amount of time that the Parties may agree in writing is reasonably necessary to cure such material breach, so long as (a) the breaching Party is making diligent efforts to do so, (b) the Parties agree on an extension within such 90-day period, and (c) such extension is no more than additional ninety (90) days. Notwithstanding anything to the contrary herein, if the allegedly breaching Party in good faith either disputes (i) whether a breach is material or has occurred or (ii) the alleged failure to cure such material breach, and provides written notice of that

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

Dispute to the other Party within the cure period, then the matter will be addressed under the dispute resolution provisions in Article 16, and the Party alleging material breach may not so terminate this Agreement (in whole or in part) until it has been determined under Article 16 that the allegedly materially breaching Party is in material breach of this Agreement, and such breaching Party further fails to cure such breach within ninety (90) days after the conclusion of such dispute resolution procedure. For the avoidance of doubt, where the uncured material breach is related solely to a particular Therapeutic Program, any termination hereunder shall be limited to terminating the Agreement solely with respect to that Therapeutic Program and not to the Agreement in its entirety. Likewise, for the avoidance of doubt, where the uncured material breach is related solely to a particular Licensed Product, any termination hereunder shall be limited to terminating the Agreement solely with respect to that Licensed Product and not to the Agreement in its entirety.

15.3.2Termination by Roche Relating to Therapeutic Program. In the event that Poseida’s uncured wilful material breach (which, if disputed, is submitted to and finally adjudicated as such pursuant to Section 15.3.1 and Article 16) with respect to a Therapeutic Program occurs prior to commencement of Program Transition for such program, and Roche has the right to terminate this Agreement with respect to such Therapeutic Program pursuant to Section 15.3.1, then in lieu of terminating the Agreement with respect to such Therapeutic Program in accordance with Section 15.3.1, Roche may, upon written notice to Poseida, instead terminate Poseida’s further work on such Therapeutic Program and trigger Program Transition and Technology Transfer for such Therapeutic Program, in which case Poseida will promptly complete such Program Transition and Technology Transfer with respect to such Therapeutic Program [***]

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

[***].

15.4Termination by Either Party for Insolvency or Bankruptcy. Either Party may terminate this Agreement effective on written notice to the other Party upon the liquidation, dissolution, winding-up, (income statement) insolvency, bankruptcy, or filing of any petition therefor, appointment of a receiver, custodian or trustee, or any other similar proceeding, by or of the other Party where such petition, appointment or similar proceeding is not dismissed or vacated within ninety (90) days. All rights and licenses granted pursuant to this Agreement are, for purposes of Section 365(n) of Title 11 of the United States Code or any foreign equivalents thereof (as used in this Section 15.4, “Title 11”), licenses of rights to “intellectual property” as defined in Title 11. Each Party in its capacity as a licensor hereunder agrees that, in the event of the commencement of bankruptcy proceedings by or against it under Title 11, (a) the other Party, in its capacity as a licensee of rights under this Agreement, shall retain and may fully exercise all of such licensed rights under this Agreement (including as provided in this Section 15.4) and all of its rights and elections under Title 11 and (b) the other Party shall be entitled to a complete duplicate of all embodiments of such intellectual property, and such embodiments, if not already in its possession, shall be promptly delivered to the other Party (i) upon any such commencement of a bankruptcy proceeding, unless the bankrupt Party elects to continue to perform all of its obligations under this Agreement, or (ii) if not delivered under (i), immediately upon the rejection of this Agreement by or on behalf of the bankrupt Party.

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

15.5Elective Termination by Roche; Discontinuation, Cessation. Roche shall also have the right to terminate this Agreement with respect to a particular Therapeutic Program, the R&D License or the Commercial License, or to terminate further work of the Parties under the Initial Collaboration Research Program or the Additional Collaboration Research Program (if applicable), in each case in its sole discretion, at any time by providing written notice to Poseida; such termination to be effective [***] after such notice. Notwithstanding the foregoing, Roche shall have the right to terminate this Agreement in its entirety, in its sole discretion, at any time by providing written notice to Poseida; such termination to be effective [***] after such notice.

If, after a Program Transition of the applicable Therapeutic Program, (a) Roche has made a formal determination by senior executives with management responsibility for the applicable Therapeutic Program to discontinue further research, development, Manufacturing, and commercialization of all Therapeutic Programs Directed To [***] or (b) Roche discontinued all research, development, Manufacturing and commercialization activities for all Therapeutic Programs Directed To [***] then Roche shall promptly notify Poseida and, upon such notice, Roche shall be deemed to have terminated this Agreement under this Section 15.5 with respect to such Therapeutic Program.

15.6Termination by Poseida for Patent Challenge. Except to the extent the following is unenforceable under the laws of a particular jurisdiction, Poseida may terminate this Agreement with respect to any Patent [***] or, with respect to any Patent [***], is licensed by Poseida to Roche under this Agreement, upon written notice to Roche if Roche or its Affiliates or Sublicensees, individually or in association with any other person or entity, commences a legal action anywhere in the world challenging the validity or enforceability of such Patent; provided that, [***].

15.7	Effects of Termination.

15.7.1Accrued Rights and Obligations. Expiration or termination of this Agreement for any reason shall not release either Party from any liability which, as of the effective date of such expiration or termination, had already accrued to the other Party or which is attributable to a period prior to such termination, nor preclude either Party from pursuing any rights and remedies it may

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

have hereunder or at law or in equity which accrued or are based upon any event occurring prior to the effective date of such expiration or termination.

15.7.2Termination of Licenses; [***]. Upon any termination of this Agreement, whether in its entirety or with respect to a particular Therapeutic Program, Licensed Product or license under Section 6.6.1(a), 6.6.2(b), or 6.6.4(b), subject to Sections 8.8.5, (a) all licenses set forth in this Agreement shall terminate, in their entirety or with respect to such Therapeutic Program, Licensed Product or license under Section 6.6.1(a), 6.6.2(b), or 6.6.4(b), as applicable, as of the effective date of such termination, and [***].

15.7.3	[***]

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

[***].

15.7.4	Inventory at Termination. Upon termination of this Agreement in whole, as to a

Therapeutic Program after Marketing Authorization is obtained for one or more Therapeutic Products in the relevant Therapeutic Program(s) or as to Licensed Technologies after Marketing Authorization is obtained for one or more Licensed Products, Roche and its Affiliates and Sublicensees shall have the right to continue to Manufacture and commercialize any such affected Therapeutic Product(s) or Licensed Products for any existing patients who, as of the effective date of termination, has commenced the process, or is scheduled to commence the process, to receive treatment with such Therapeutic Product(s) or Licensed Product(s), for a period of no more than [***] after the effective date of termination (the “Sell-Off Period”). Such continued sale of such Therapeutic Product(s) or Licensed Product(s) shall be subject to the applicable royalty payments due under this Agreement, and any other applicable provisions of this Agreement, and Poseida covenants not to sue Roche or its Affiliates or Sublicensees for infringement or misappropriation of any of the Patents or Know-How that were licensed by Poseida to Roche immediately prior to such termination solely during the Sell-Off Period for all existing patients treatment and solely with respect to such activities conducted by Roche or its Affiliates or Sublicensees pursuant to this Section 15.7.3.

15.7.5Continuation of Sublicenses. In the event of a termination of this Agreement by Poseida, any existing, permitted sublicense granted by Roche under this Agreement shall continue in full force and effect, provided that, if the applicable termination was pursuant to Section 15.3 or 15.6, the permitted Sublicensee did not cause the uncured material breach or patent challenge that gave rise to such termination and, in any event, agrees to be bound by all the terms and conditions of this Agreement that are applicable to such permitted Sublicensee including rendering directly to Poseida all payments and other obligations due to Poseida related to such sublicense (including all milestone payments and royalty payments); provided further that Poseida is not obligated to assume any obligations under such sublicense that are greater than the obligations contained within this Agreement.

15.7.6Termination Prior to Program Transition. Unless otherwise requested in writing by Roche, promptly following its receipt or delivery (as applicable) of a notice of termination of this Agreement (in its entirety or with respect to a Therapeutic Program) prior to

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

Program Transition of the Therapeutic Program(s) that the subject of such termination, Poseida shall promptly wind down any and all activities conducted by or on behalf of Poseida with respect to such Therapeutic Program(s) that use or incorporate Roche Background IP or Roche’s Confidential Information.

15.7.7Survival. In addition to any provisions specified in this Agreement as surviving under the applicable circumstances, the following Articles and Sections shall survive any termination or expiration of this Agreement (for the applicable period if so specified therein): Article 1, Article 9 Article 10, Article 13, Article 14, Article 17 and Sections 3.8, 6.4, 6.5, 6.6.3, 6.12, 12.9, 8.2.1 (only with respect to maintaining records and related audit rights), 8.4.3 (only with respect to maintaining records and related audit rights), 12.2, 12.3, 12.4.2(a) (only with respect to Joint Patents), 12.4.2(b) (only with respect to Joint Patents), 12.4.2(c) (only with respect to Joint Patents), 15.7.3 (and 16.4, 16.6, as applicable), 15.7.5 and 15.7.7.

ARTICLE 16

Dispute Resolution

16.1Disputes. Poseida and Roche recognize that a dispute, controversy or claim of any nature whatsoever arising out of or relating to this Agreement, or the formation, applicability, breach, termination, validity or enforceability thereof (each, a “Dispute”), may from time to time arise. Unless otherwise specifically recited in this Agreement, including Article 2, such Disputes between Poseida and Roche will be resolved in accordance with this Article 16. A Dispute shall first be referred to the Alliance Managers for both Parties for attempted resolution. If the Alliance Managers are unable to resolve the Dispute within [***] (or such later time as agreed to by the Parties) following the date of such referral (as evidenced in a writing identifying the subject matter of the Dispute and referencing this Section 16.1), either Poseida or Roche shall have the right, by written notice to the other, to have such Dispute referred to a Vice President of Roche and the Chief Executive Officer of Poseida (or their designees who have been duly authorized to resolve such Dispute) for attempted resolution through good faith discussions. In the event the designated officers, or their respective designees, are not able to resolve such Dispute within [***] of such other Party’s receipt of such written notice, either Party shall have the right to initiate the dispute resolution procedures set forth in Section 16.2.

16.2	Arbitration.

16.2.1Rules. Except as otherwise expressly provided in this Agreement (including under Sections 16.3 and 16.4), the Parties agree that any Dispute not resolved internally by the Parties pursuant to Section 16.1 shall be resolved through binding arbitration conducted by JAMS in accordance with the Comprehensive Arbitration Rules and Procedures of JAMS as in effect at the time of the arbitration, (for purposes of this Article 16, the “Rules”), except as modified in this Agreement, applying the substantive law specified in Section 17.1. Any Dispute concerning the propriety of the commencement of the arbitration shall be finally settled by the arbitrators.

16.2.2Arbitrators; Seat. Within [***] after the commencement of the arbitration, Poseida and Roche shall each select one (1) arbitrator, and the two (2) arbitrators so selected shall choose a third arbitrator within [***] of the second arbitrator’s appointment. All three (3) arbitrators shall serve as neutrals, be impartial and independent and

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

have at least [***] of (a) dispute resolution experience (including judicial experience) or (b) legal or business experience in the biotech or pharmaceutical industry. In any event, at least [***] shall satisfy the foregoing experience requirement under clause (b). An arbitrator shall be deemed to meet these qualifications unless a Party objects in good faith within [***] after an arbitrator is selected. If a Party fails to timely select its arbitrator, or if the Parties’ arbitrators cannot timely agree on the third, the necessary appointments shall be made by JAMS in accordance with the Rules. Once appointed by a Party, such Party shall have no ex parte communication with its appointed arbitrator. The seat, or legal place of arbitration, shall be [***]. The arbitration proceedings and all pleadings and written evidence shall be in the English language. Any written evidence originally in another language shall be submitted in English translation accompanied by the original or a true copy thereof.

16.2.3Procedures; Awards. Unless agreed otherwise by the Parties, the Parties shall have [***] from the appointment of the last to be appointed of the three (3) arbitrators to submit their positions to the arbitrators, and the Parties shall have a hearing before the arbitrators within [***] of such submission. The arbitrators shall be instructed and required to render a written, binding, non-appealable resolution and award on each issue that clearly states the basis upon which such resolution and award is made. The written resolution and award shall be delivered to the Parties as expeditiously as possible, but in no event more than [***] after the later of the conclusion of the last hearing or the final written submissions, unless otherwise agreed by the Parties or extended by the arbitrators for good cause. The award shall be final and binding and the Parties agree to carry out any award without delay. Judgment upon such award may be entered in any court of competent jurisdiction. Each Party agrees that, notwithstanding any provision of applicable law or of this Agreement, it will not request, and the arbitrators shall have no authority to award, damages against any Party that are prohibited under Section 14.5. The Parties acknowledge that this Agreement evidences a transaction involving interstate commerce. Notwithstanding Section 17.1, with respect to the applicable substantive law, any arbitration conducted pursuant to the terms of this Agreement shall be governed by the Federal Arbitration Act (9 U.S.C. §§ 1 et. seq.).

16.2.4	Costs. The prevailing Party, as determined by the arbitrators, shall be entitled to

(a) its share of fees and expenses of the arbitrators and JAMS and (b) its attorneys’ fees and associated costs and expenses. In determining which Party “prevailed,” the arbitrators shall consider (i) the significance, including the financial impact, of the claims prevailed upon and (ii) the scope of claims prevailed upon, in comparison to the total scope of the claims at issue. If the arbitrators determine that, given the scope of the arbitration, neither Party “prevailed,” the arbitrators shall order that the Parties (A) share equally the fees and expenses of the arbitrators and JAMS and (B) bear their own attorneys’ fees and associated costs and expenses.

16.2.5Interim Equitable Relief. Notwithstanding anything to the contrary in this Section 16.2, in the event that a Party reasonably requires relief on a more expedited basis than would be possible pursuant to the procedure set forth in this Article 16, such Party may seek a temporary injunction or other interim equitable relief in a court of competent jurisdiction pending the ability of the arbitrators to review the decision under this Section 16.2. Such court shall have no jurisdiction or ability to resolve Disputes beyond the specific issue of temporary injunction or other interim equitable relief.

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

16.2.6Protective Orders; Arbitrability. At the request of either Party, the arbitrators shall enter an appropriate protective order to maintain the confidentiality of information produced or exchanged in the course of the arbitration proceedings. The arbitrators shall have the power to decide all questions of arbitrability, including the scope and applicability of this Agreement to arbitrate.

16.3Subject Matter Exclusions. Notwithstanding the provisions of Section 16.2, any Dispute not resolved internally by the Parties pursuant to Section 16.1 that involves the scope, validity or infringement of a Patent (a) that is issued or filed in the United States shall be subject to actions before the United States Patent and Trademark Office or submitted exclusively to the federal court located in the jurisdiction of the district where any of the defendants resides; and (b) that is issued or filed in any other country shall be brought before an appropriate regulatory or administrative body or court in that country, and the Parties hereby consent to the jurisdiction and venue of such courts and bodies.

16.4Baseball-Style Arbitration. Notwithstanding anything to the contrary in this Article 16, upon a failure of the Parties to agree as set forth in Section 15.7.3(b) within the relevant time period specified therein, in the event Poseida elects to resolve the issue through baseball-style arbitration, Poseida shall notify Roche of its decision to initiate the arbitration proceeding pursuant to this Section 16.4 through written notice to Roche within [***] of the end of such period.

16.4.1Within [***] following the Roche’s receipt of such notice, the Parties shall use commercially reasonable efforts to agree on an independent (e.g., having no prior relationship with either Party or its Affiliates, and not having been engaged by either Party or its Affiliates previously for arbitration) and impartial baseball arbitrator with at least [***] of experience in the licensing of pharmaceutical (or biopharmaceutical) compounds or products. If the Parties cannot agree on such arbitrator within such time period, each Party shall nominate one arbitrator within such [***] period, and the two arbitrators so selected shall nominate the final arbitrator within [***] of their nomination. If the two arbitrators so selected cannot agree on the final arbitrator, the third party arbitrator shall be appointed by the Senior Vice President of JAMS, US West Region or another mutually agreed arbitral body or otherwise by mutual agreement of the senior executives of the Parties. For the avoidance of doubt, it is understood and agreed that such final arbitrator should have at least [***] of experience in the licensing of pharmaceutical (or biopharmaceutical) compounds or products.

16.4.2Within [***] after the later of the appointment of the agreed arbitrator or the appointment of the final arbitrator, the arbitrator(s) shall set a date for the merits hearing, which date shall be no more than [***] days after the last appointment of the arbitrator under Section

16.4 above.

16.4.3The arbitration shall be “baseball-style” arbitration; accordingly, at least [***] prior to the merits hearing, each Party shall provide the arbitrator(s) and the other Party with a form of the [***], in each case consistent with Section 15.7.3(b), and argument in support thereof. Such proposal and supporting argument may be no more than one hundred (100) pages, and must clearly provide and identify the Party’s position with respect to the disputed matter(s).

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

16.4.4[***] in advance of the merits hearing (described in Section 16.4.5 below), the Parties shall submit to the arbitrator(s) and exchange response briefs of no more than fifteen (15) pages, provided that the page limit may be enlarged upon application to the arbitrator(s) for good cause. In addition, at least [***] in advance of the merits hearing (described in Section 16.4.5 below), each Party may submit to the arbitrator(s) and the other Party a revised version of its proposed Transfer Agreement, including the Reversion License, in each case consistent with Section 15.7.3(b), (together with a redline showing the changes from its prior submitted draft proposal). The Parties’ briefs may include or attach relevant exhibits in the form of documentary evidence, any other material voluntarily disclosed to the submitting Party in advance, or publicly available information. The Parties’ briefs may also include or attach demonstratives and/or expert opinion based on the permitted documentary evidence. Neither Party may have any other communications (either written or oral) with the arbitrator(s) other than for the sole purpose of engaging the arbitrator(s) or as expressly permitted in this Section 16.4, except as requested by the arbitrator(s).

16.4.5The merits hearing shall consist of a one (1) day hearing of no longer than eight (8) hours, such time to be split equally between the Parties, in the form of presentations by counsel and/or employees and officers of the Parties. No live witnesses shall be permitted except expert witnesses whose opinions were provided with the Parties’ briefs.

16.4.6No later than [***] following the merits hearing, the arbitrator(s) shall issue a written decision. The arbitrator(s) shall select one Party’s proposed [***] as their decision, and shall not have the authority to render any substantive decision other than to select the proposed [***] submitted by either Roche or Poseida. The arbitrator(s) shall have no discretion or authority with respect to modifying the positions of the Parties. The arbitrator(s)’s decision shall be final and binding on the Parties and the written [***] selected by the arbitrator(s) shall constitute a binding agreement between the Parties that may be enforced in accordance with its terms. [***].

16.4.7The violation of one of the time limits prescribed in this Section 16.4 by the arbitrator(s) shall not affect the arbitrator(s)’s competence to decide on the subject matter, and shall not affect the final and binding decision rendered by the arbitrator(s).

16.5Continued Performance. Provided that this Agreement has not terminated or expired, the Parties agree to continue performing under this Agreement in accordance with its provisions, pending the final resolution of any Dispute.

16.6Confidentiality. Except for purposes of confirming or challenging an award, or court proceedings to obtain interim relief, any and all activities conducted under this Article 16, including any proceedings and decisions hereunder, will be deemed Confidential Information of each of the Parties, and will be subject to Article 10, to the extent applicable in accordance with applicable law.

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

ARTICLE 17

Miscellaneous

17.1Choice of Law. This Agreement shall be governed by and interpreted in accordance with the laws of [***], without reference to the principles of conflicts of laws. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to the transactions contemplated by this Agreement.

17.2Notices. Except as otherwise expressly provided in the Agreement, any notice required under this Agreement shall be in writing and shall specifically refer to this Agreement. Notices shall be sent via one of the following means and shall be effective (a) on the date of delivery, if delivered in person; (b) two (2) days after the date mailed if mailed by first class certified mail return receipt requested, postage prepaid to a destination within the same jurisdiction; (c) seven (7) days after the date mailed if mailed by registered or certified mail return receipt requested, postage prepaid to a destination outside the jurisdiction of the Party sending the notice; or (d) on the date of receipt, if sent by private express courier. Notices shall be sent to the other Party at the addresses set forth below. Either Party may change its addresses for purposes of this Section 17.2 by sending written notice to the other Party.

If to Roche:

F. Hoffmann-La Roche Ltd Grenzacherstrasse 124

4070 Basel Switzerland

Attn: Legal Department

Email: To be provided by Alliance Manager

with required copies (which shall not constitute notice) to:

F. Hoffmann-La Roche Ltd

Attn: Alliance Manager, Pharma Partnering Grenzacherstrasse 124

4070 Basel Switzerland

If to Poseida:

Poseida Therapeutics, Inc. 9390 Towne Center Drive San Diego, CA 92121

Attention: CEO & General Counsel Email: [***]

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

with required copies (which shall not constitute notice) to:

Cooley LLP

Reston Town Center 11951 Freedom Drive 14th Floor

Reston, VA 20190-5640

Attention: Kenneth Krisko Email: [***]

17.3Assignment. Neither Party may assign or otherwise transfer, in whole or in part, this Agreement, without the prior written consent of the non-assigning Party, such approval not to be unreasonably withheld or delayed. Notwithstanding the foregoing, either Party may assign or transfer this Agreement without the consent of the other Party to (a) an Affiliate or (b) any purchaser of all or substantially all of the assets of such Party, or of all of its capital stock, or to any successor corporation or entity resulting from any merger or consolidation of such Party with or into such corporation or entity, provided that the party to which this Agreement is assigned or transferred expressly agrees in writing to assume and be bound by all obligations of the assigning Party under this Agreement and, without limitation, in connection with a Change in Control of Poseida. A copy of such written agreement by such assignee shall be provided to the non-assigning Party within [***] of execution of such assignment. The terms and conditions of this Agreement shall be binding upon, and shall inure to the benefit of, the Parties and their respective successors and permitted assigns. Any attempted assignment not in accordance with this Section 17.3 shall be null and void.

17.4Independent Contractors. The Parties are independent contractors and nothing contained in this Agreement shall be deemed or construed to create a partnership, joint venture, employment, franchise, agency or fiduciary relationship between the Parties. Neither Roche nor Poseida has the authority to make any statements, representations or commitments of any kind, or to take any action, which will be binding on the other Party, without the prior written consent of the other Party.

17.5Actions of Affiliates. Either Party may exercise its rights or perform its obligations under this Agreement personally or through one or more Affiliates, provided that such Party shall nonetheless be primarily liable for the performance of its Affiliates and for any failure by its Affiliates to comply with the restrictions, limitations and obligations set forth in this Agreement.

17.6Force Majeure. Neither Party shall be deemed to have breached this Agreement for failure to perform its obligations under this Agreement, to the extent such failure results from causes beyond the reasonable control of the affected Party, such causes including acts of God, earthquakes, fires, floods, embargoes, wars, acts of terrorism, insurrections, riots, civil commotions, epidemics, pandemics, omissions or delays in action by any governmental authority, acts of a government or agency thereof and judicial orders or decrees, and any deadline or time period affected by such a force majeure event or a Party’s failure to perform resulting therefrom shall be extended automatically by the number of days equal to the number of days that such force majeure or failure persisted. If such a force majeure event occurs, the Party unable to perform shall promptly notify the other Party of the occurrence of such event, and the Parties shall meet (in

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

person or telephonically) promptly thereafter to discuss the circumstances relating thereto. The Party unable to perform shall (a) provide reasonable status updates to the other Party from time to time; (b) use Commercially Reasonable Efforts to mitigate any adverse consequences arising out of its failure to perform; and (c) resume performance as promptly as possible. Further, in the event the end of any time period set forth herein falls (or any deadline herein otherwise expires) during the period beginning on December 25 of any Calendar Year in the Term and ending on January 1 of the following year, such time period (or deadline) shall be extended by [***], unless otherwise agreed in writing by the Parties.

17.7Integration. Except to the extent expressly provided herein, this Agreement, including the Exhibits hereto, constitutes the entire agreement between the Parties relating to the subject matter of this Agreement and supersedes all previous oral and written communications between the Parties with respect to the subject matter of this Agreement, including the Prior NDA. In the event of any conflict or inconsistency between the body of this Agreement and an Exhibit, the terms and conditions of the body of this Agreement shall prevail.

17.8Amendment; Waiver. Except as otherwise expressly provided herein, no alteration of or modification to this Agreement shall be effective unless made in writing and executed by an authorized representative of each Party. No course of dealing or failing of either Party to strictly enforce any term, right or condition of this Agreement in any instance shall be construed as a general waiver or relinquishment of such term, right or condition. The observance of any provision of this Agreement may be waived (either generally or any given instance and either retroactively or prospectively) only with the written consent of the Party granting such waiver.

17.9Severability. The Parties do not intend to violate any public policy or statutory or common law. However, if any sentence, paragraph, clause or combination or part thereof of this Agreement is in violation of any law or is found to be otherwise unenforceable or invalid in any respect in any jurisdiction, the Parties shall substitute, by mutual consent, valid provisions for such invalid, illegal or unenforceable provisions, which valid provisions best reflect the original intent of the Parties and in their economic effect are sufficiently similar to the invalid, illegal or unenforceable provisions. In the case that such valid provisions cannot be agreed upon, the invalid sentence, paragraph, clause or combination or part of the same shall not affect the validity of this Agreement as a whole and be deleted. The remainder of this Agreement shall remain binding, provided that such deletion does not alter the basic purpose and structure of this Agreement.

17.10No Third Party Rights. Except as expressly this Agreement, no person other than the Parties and their respective Affiliates and permitted assigns shall be deemed an intended Third Party beneficiary hereunder. The Parties do not intend that any term of this Agreement should be enforceable by any person who is not a Party or its respective Affiliates and permitted assigns.

17.11Construction. The Parties mutually acknowledge that they and their attorneys have participated in the negotiation and preparation of this Agreement. Ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have drafted this Agreement or authorized the ambiguous provision.

17.12Interpretation. The captions and headings to this Agreement are for convenience only, and are to be of no force or effect in construing or interpreting any of the provisions of this

[***] = Certain Confidential Information Omitted

CONFIDENTIAL EXECUTION VERSION

Agreement. Unless context otherwise clearly requires, whenever used in this Agreement: (a) the words “include” or “including” shall be construed as incorporating “but not limited to” or “without limitation”; (b) the words “hereof,” “herein,” “hereby” and derivative or similar words refer to this Agreement, including the Exhibits; (c) all references herein to Sections or Exhibits shall be construed to refer to Sections or Exhibits of this Agreement; (d) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (e) the word “notice” means notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement; (f) provisions that require that a Party, the Parties or any committee hereunder “agree”, “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (but excluding instant messaging); (g) the words “applicable law”, “applicable laws”, “law” or “laws” means any applicable, legally binding statute, ordinance, resolution, regulation, code, guideline, rule, order, decree, judgment, injunction, mandate or other legally binding requirement of a governmental authority (including a court, tribunal, agency, legislative body or other instrumentality of any (i) government or country or territory, (ii) any state, province, county, city or other political subdivision thereof, or (iii) any supranational body); (h) references to any specific law, rule or regulation, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof;

(i) all references to the word “will” are interchangeable with the word “shall” and shall be understood to be imperative or mandatory in nature; (j) all references to “Sublicensees” shall include all Sublicensees of Sublicensees through multiple tiers of sublicensing; (k) the singular shall include the plural and vice versa; (l) the word “or” has the inclusive meaning represented by the phrase “and/or”; and (m) all references to days, months, quarters or years are references to calendar days, calendar months, Calendar Quarters, or Calendar Years. This Agreement shall be written and executed in, and all other communications under or in connection with this Agreement the English language. Any translations into any other language shall not be an official version thereof, and event of any conflict in interpretation between the English version and such translation, the English version shall control.

17.13Compliance with Laws. In fulfilling its obligations under this Agreement each Party agrees to comply with all applicable law, statutes, ordinances, codes, rules and regulations.

17.14Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. For purposes hereof, a facsimile copy, or email with attached .pdf copy, of this Agreement, including the signature pages hereto, will be deemed to be an original. Notwithstanding the foregoing, the Parties shall deliver original execution copies of this Agreement to one another as soon as practicable following execution thereof.

[Signature page follows – the rest of this page intentionally left blank.]

CONFIDENTIAL EXECUTION VERSION

IN WITNESS WHEREOF, Poseida and Roche have executed this Agreement by their respective officers hereunto duly authorized, on the Execution Date.

POSEIDA THERAPEUTICS, INC.

By: /s/ Mark J. Gergen Name: Mark J. Gergen Title: President & CEO

F. HOFFMANN-LA ROCHE LTD

By: /s/ James SabryBy: /s/ Peter Trybus

Name: James SabryName: Peter Trybus

Title: EVP, Global Head of RocheTitle: Head Legal M&A & GF Partnering, Pharma

HOFFMANN-LA ROCHE INC.

By: /s/ John Parise Name: John Parise Title: Authorized Signatory

[Signature Page to Collaboration and License Agreement]

CONFIDENTIAL EXECUTION VERSION

[***]

Exhibit 1.18

Poseida Authorized Subcontractors

[***] = Certain Confidential Information Omitted

1.18 - 1

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

1.18 - 2

CONFIDENTIAL EXECUTION VERSION

Exhibit 1.29

Patents within Cas-CLOVER Gene Editing IP existing as of the Execution Date

[***]

[***] = Certain Confidential Information Omitted

1.29 - 1

CONFIDENTIAL EXECUTION VERSION

Exhibit 1.82

ED-Go Candidate Success Criteria

[***]

[***] = Certain Confidential Information Omitted

1.82 - 1

CONFIDENTIAL EXECUTION VERSION

Exhibit 1.83

ED Go Data Package

[***]

[***] = Certain Confidential Information Omitted

1.83 - 1

CONFIDENTIAL EXECUTION VERSION

Exhibit 1.88

Excluded Third Party In-License Agreements

[***]

[***] = Certain Confidential Information Omitted

1.88 - 1

CONFIDENTIAL EXECUTION VERSION

[***]

Exhibit 1.138-1

Manufacturing Feasibility Criteria for P-BCMA-ALLO1

[***] = Certain Confidential Information Omitted

1.138-1 - 1

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

1.138-1 - 2

CONFIDENTIAL EXECUTION VERSION

[***]

Exhibit 1.138-2

Manufacturing Feasibility Criteria for P-CD19/CD20-ALLO1

[***] = Certain Confidential Information Omitted

1.138-2 - 1

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

1.138-2 - 2

CONFIDENTIAL EXECUTION VERSION

Exhibit 1.166-1

Phase 1 DE+ Data Package P-BCMA-ALLO1

[***]

[***] = Certain Confidential Information Omitted

1.166 - 1

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

1.166 - 2

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

1.166 - 3

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

1.166 - 4

CONFIDENTIAL EXECUTION VERSION

Exhibit 1.166-2

Phase 1 DE+ Data Package P-CD19CD20-ALLO1

[***]

[***] = Certain Confidential Information Omitted

1.166-2 - 1

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

1.166-2 - 2

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

1.166-2 - 3

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

1.166-2 - 4

CONFIDENTIAL EXECUTION VERSION

[***]

Exhibit 1.224

Criteria for Technology Transfer Plan

[***] = Certain Confidential Information Omitted

1.224 - 1

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

1.224 - 2

CONFIDENTIAL EXECUTION VERSION

[***]

Exhibit 1.253

Patents within Tscm-Enabling IP existing as of the Execution Date

[***] = Certain Confidential Information Omitted

1.253 - 1

CONFIDENTIAL EXECUTION VERSION

[***]

Exhibit 3.1.2-1

Development Plan for P-BCMA-ALLO1 Tier 1 Program

[***] = Certain Confidential Information Omitted

3.4.1-1 - 1

CONFIDENTIAL EXECUTION VERSION

Exhibit 3.1.2-2

Development Plan for P-CD19/CD20-ALLO1 Tier 1 Program

[***]

[***] = Certain Confidential Information Omitted

3.4.1-2 - 1

CONFIDENTIAL EXECUTION VERSION

[***]

Exhibit 3.4.1

Initial Collaboration Research Plan

[***] = Certain Confidential Information Omitted

3.4.1 - 1

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

3.4.1 - 2

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

3.4.1 - 3

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

3.4.1 - 4

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

3.4.1 - 5

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

3.4.1 - 6

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

3.4.1 - 7

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

3.4.1 - 8

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

3.4.1 - 9

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

3.4.1 - 10

CONFIDENTIAL EXECUTION VERSION

[***]

Exhibit 6.6.1(a) Study Plan

[***] = Certain Confidential Information Omitted

6.6.1(a) - 1

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.6.1(a) - 2

CONFIDENTIAL EXECUTION VERSION

[***]

Exhibit 6.10.1

Third Party In-License Agreements

[***] = Certain Confidential Information Omitted

6.10.1 - 1

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 2

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 3

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 4

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 5

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 6

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 7

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 8

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 9

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 10

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 11

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 12

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 13

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 14

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 15

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 16

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 17

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 18

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 19

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 20

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 21

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 22

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 23

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 24

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 25

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 26

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 27

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 28

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 29

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 30

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 31

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 32

CONFIDENTIAL EXECUTION VERSION

[***]

[***] = Certain Confidential Information Omitted

6.10.1 - 33

CONFIDENTIAL EXECUTION VERSION

[***]

Exhibit 8.9.2(a) Reductions for Third Party Payments

List of Preferred Manufacturers under [***]

[***] = Certain Confidential Information Omitted

8.9.2(a) - 1

CONFIDENTIAL EXECUTION VERSION

Exhibit 11.1 Press Release

Poseida Therapeutics Announces Strategic Global Collaboration with Roche Focused on Allogeneic CAR-T Cell Therapies for Hematologic Malignancies

Leveraging Poseida’s novel approach to cell therapy and Roche’s expertise in developing and commercializing therapies to transform cancer care, the collaboration is focused on advancing multiple existing and additional next generation allogeneic CAR-T programs directed to hematologic malignancies

Poseida will receive $110 million upfront, could receive up to $110 million in near-term milestones and other payments, and is eligible for future development and commercial milestones and tiered royalty payments

Poseida to host a brief conference call today at 8:30 a.m. ET

SAN DIEGO, [August 3], 2022 – Poseida Therapeutics, Inc. (Nasdaq: PSTX), a clinical-stage biopharmaceutical company utilizing proprietary genetic engineering platform technologies to create cell and gene therapeutics with the capacity to cure, today announced it has entered into a broad strategic collaboration and license agreement with Roche, focused on developing allogeneic CAR-T therapies directed to hematologic malignancies. The global collaboration covers the research and development of multiple existing and novel “off-the- shelf” cell therapies against targets in multiple myeloma, B-cell lymphomas and other hematologic indications.

“We are excited to partner and collaborate with Roche, one of the world’s largest biotechnology companies, which has a successful track record in the discovery, development and commercialization of innovative medicines,” said Mark Gergen, Chief Executive Officer of Poseida. “Roche is an ideal strategic partner for Poseida with its industry-leading R&D capabilities in oncology, complementary technologies and expertise, and global regulatory and commercial capabilities. Working together, we look forward to advancing novel allogeneic cell therapies based upon Poseida’s technologies for patients battling cancer.” Under the agreement, Roche will receive from Poseida either exclusive rights or options to develop and commercialize a number of allogeneic CAR-T programs in Poseida’s portfolio that are directed to hematologic malignancies, including P-BCMA-ALLO1, an allogeneic CAR- T for the treatment of multiple myeloma and for which a Phase 1 study is underway, and P- CD19CD20-ALLO1, an allogeneic dual CAR-T for the treatment of B-cell malignancies with an IND expected in 2023. Building on complementary expertise and capabilities, the parties will also collaborate in a research program to create and develop next-generation features and improvements for allogeneic CAR-T therapies, from which they would jointly develop additional allogeneic CAR-T product candidates directed to existing and new hematologic targets. For a subset of both the Poseida portfolio programs licensed or optioned to Roche and the parties’ future collaboration programs, Poseida will conduct the Phase 1 studies and manufacture clinical materials before transitioning the programs to Roche for further development and commercialization. Roche will be solely responsible for the late-stage

11.1- 1

CONFIDENTIAL EXECUTION VERSION

clinical development and global commercialization of all products that are subject to the collaboration.

“We are excited to partner with Poseida to further explore the potential of allogeneic cell therapies to transform cancer care by developing off-the-shelf products that can address high unmet medical needs for a broad patient population,” said James Sabry, Global Head of Pharma Partnering at Roche. “Poseida’s differentiated platform technologies complement our ongoing internal efforts and partnerships to discover and develop cell therapies as a next generation of medicines for patients.”

Under the agreement, Poseida will receive $110 million upfront and could receive up to $110 million in near-term milestones and other payments in the next several years. In addition, Poseida is eligible to receive research, development, launch, and net sales milestones and other payments potentially up to $6 billion in aggregate value, as well as tiered net sales royalties into the low double digits, across multiple programs.

“We are thrilled that Roche has embraced the opportunity to partner with us and use Poseida’s unique allogeneic approach to develop CAR-T product candidates,” said Devon J. Shedlock, Ph.D., Chief Scientific Officer, Cell Therapy at Poseida. “Using our proprietary technologies and manufacturing process including our booster molecule, we have the potential to develop and manufacture a product with high levels of stem cell memory T cells, which are correlated with potent antitumor efficacy in the clinic, at a scale that can potentially reach more patients and enable broad commercial use.”

The effectiveness of the agreement is subject to clearance under the Hart-Scott-Rodino Antitrust Improvements Act (HSR Act).

Poseida Therapeutics Conference Call and Webcast Information

Wednesday, August 3, 2022 at 8:30 a.m. ET

Poseida's management team will host a conference call and webcast today at 8:30 a.m. ET to discuss the collaboration and Poseida’s novel approach to allogeneic cell therapy. The dial- in numbers for domestic and international callers are 800-267-6316 and 203-518-9814, respectively. The conference ID number for the call is PSTX0803.

Participants may access the live webcast on the Investors & Media Section of the Poseida website, www.poseida.com. An archived replay of the webcast will be available for approximately 30 days following the event.

About Poseida Therapeutics, Inc.

Poseida Therapeutics is a clinical-stage biopharmaceutical company dedicated to utilizing our proprietary genetic engineering platform technologies to create next generation cell and gene therapeutics with the capacity to cure. We have discovered and are developing a broad portfolio of product candidates in a variety of indications based on our core proprietary platforms, including our non-viral piggyBac® DNA Delivery System, Cas-CLOVER™ Site- specific Gene Editing System and nanoparticle- and AAV-based gene delivery technologies. Our core platform technologies have utility, either alone or in combination, across many cell and gene therapeutic modalities and enable us to engineer our portfolio of product

11.1- 2

CONFIDENTIAL EXECUTION VERSION

candidates that are designed to overcome the primary limitations of current generation cell and gene therapeutics. To learn more, visit www.poseida.com and connect with us on Twitter and LinkedIn.

Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding, among other things, the upfront payment and other potential fees, milestone and royalty payments and development activities under the collaboration agreement, the potential benefits of Poseida's technology platforms and product candidates, the clearance of the collaboration agreement under the HSR Act, Poseida's plans and strategy with respect to developing its technologies and product candidates, and anticipated timelines and milestones with respect to Poseida's development programs and manufacturing activities. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon Poseida's current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the fact that the collaboration agreement may not become effective based on HSR Act clearance, or the effectiveness may be substantially delayed, or may be terminated early, the fact that the Company will have limited control over the efforts and resources that Roche devotes to advancing development programs under the collaboration agreement and Poseida may not receive the potential fees and payments under the collaboration agreement or fully realize the benefits of the collaboration, risks and uncertainties associated with development and regulatory approval of novel product candidates in the biopharmaceutical industry, the fact that future preclinical and clinical results could be inconsistent with results observed to date, and the other risks described in Poseida's filings with the Securities and Exchange Commission. All forward-looking statements contained in this press release speak only as of the date on which they were made. Poseida undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

###

Investor contact:

Alex Lobo

Stern Investor Relations Alex.lobo@sternir.com

Media contact:

Sarah Thailing

Senior Director, Corporate Communications and IR Poseida Therapeutics, Inc.

858-605-3717

sthailing@poseida.com

11.1- 3

CONFIDENTIAL EXECUTION VERSION

[***]

Exhibit 13.2.4 Encumbrances

[***] = Certain Confidential Information Omitted

13.2.4 - 1